UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07840

Schroder Series Trust
(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Schroder Series Trust P.O. Box 8507 Boston, MA 02266
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-464-3108

Date of fiscal year end:	October 31, 2010

Date of reporting period:	April 30, 2010

Item 1.    Reports to Stockholders.

Schroder Mutual Funds

April 30, 2010	Semi-Annual Report

Schroder International Alpha Fund
Schroder International Diversified Value Fund
Schroder Emerging Market Equity Fund
Schroder U.S. Opportunities Fund
Schroder U.S. Small and Mid Cap Opportunities Fund
Schroder North American Equity Fund
Schroder Total Return Fixed Income Fund
Schroder Multi-Asset Growth Portfolio

Schroder Mutual Funds

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	3

Schedules of Investments

International Alpha Fund	22

International Diversified Value Fund	25

Emerging Market Equity Fund	34

U.S. Opportunities Fund	38

U.S. Small and Mid Cap Opportunities Fund	41

North American Equity Fund	44

Total Return Fixed Income Fund	51

Multi-Asset Growth Portfolio	57

Statements of Assets and Liabilities	60

Statements of Operations	64

Statements of Changes in Net Assets	66

Financial Highlights	70

Notes to Financial Statements	74

Disclosure of Fund Expenses	88

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schroder Mutual Funds

June 3, 2010

Dear Shareholder:

As 2009 drew to a close, investors could be forgiven for breathing a sigh of relief. After the catastrophe of 2008 and a torrid first quarter of 2009, the markets began to stage a remarkable turnaround to register substantial gains for calendar year 2009. Even though the global recovery continued, 2010 brought new worries causing investors to pause for breath after the gains of the last year.  Equity markets made a volatile start in 2010 with the S&P 500 losing ground in January and February before rallying in March and April.  Recovery plays and high-beta sectors lost ground and the US dollar (USD) staged a rally after weakening for much of the past year alongside the rally in risk assets. We are now at another crossroads as investors try to determine whether positive fundamentals in some sectors can offset high levels of government debt and the inevitable need to contain spending.

First, investors began to question the sustainability of government support for the recovery. The banking crisis, which began in the US some three years ago, has become a sovereign debt crisis. Governments found that they could cushion the worst effects of the banking crisis by allowing their borrowing to increase, but only up to a point. There are limits to Keynesian economics. As budget deficits rise to the highest levels ever seen during peace time, markets have begun to question the sustainability of government support. Nowhere has the issue been more acute than in the Eurozone, where debt problems in the peripheral countries are raising doubts about the viability of the single currency.

The financial markets could have focused on any of the major economies. Many thought that the US would be the first to experience a funding crisis as it was, and still is, running twin deficits - i.e., current account and budget deficits. There were fears that China would stop funding the US, but instead the USD and Treasury markets have been firm. It is a great advantage being the reserve currency of the world. In addition, as long as China pegs its currency to the USD, it has little choice but to keep buying dollars. Japan was another crisis candidate with a massive debt-to-GDP ratio. However, Japan, with high domestic savings and an economy that offers few alternatives to investors but Japanese government bonds has managed to keep funding its budget deficits.

So instead, the markets have turned on the Eurozone, though not on Germany or France, but on Greece and more recently Portugal and Spain. Unfortunately, the link between wolf packs and markets is that both pick on the weakest. The periphery is vulnerable as the boost to growth from the fall in interest rates that came with Euro membership has come to an end.  This end has come in spectacular fashion — as bubbles, generated by easy money in housing, banking and finance — have burst.

The process has been accelerated in Greece, where the government has been forced into an immediate tightening of policy in order to quell investor concerns and secure the offer of support from Eurozone governments. Seemingly, this has succeeded in stabilizing the situation, but it remains to be seen whether Greece can stay the course and deliver a reduction in borrowing given the severe impact the policy will have on growth and employment.

The second concern focuses on China, where there are signs that the economy is overheating. Robust gains in output coupled with a surge in money growth has led to fears of a bubble in real estate and a sharp pick-up in consumer price inflation. Having suffered less during the downturn, China is ahead of the US in the economic cycle and needs to tighten policy to control inflation. More generally, while medium term prospects remain favorable, a period of policy tightening and slower growth may lie ahead for the emerging markets.

Our central forecast for the global economy can be described as a sub-par recovery by historical standards. The private sector in the developed world is going through a period of de-leveraging as households gradually rebuild their balance sheets. Meanwhile, fiscal policy is set to turn from expansion to contraction as governments bring their borrowing back onto a sustainable path as mentioned above. Our global growth forecast is slightly below consensus, largely due to the expected weakness in the OECD (Office of Economic Cooperation and Development) economies. In contrast, our outlook on emerging markets is above consensus because of loose monetary policy, which has been largely imported from the OECD via exchange rate policies.

After the recession of 2008 and the first half of 2009, the recovery has been driven by the industrial sector and stronger government spending. The main impact was felt in the first quarter and should last through mid-year 2010. Then, we would expect growth to slow as the inventory cycle fades while final sales are constrained by ongoing de-leveraging in the household sector, tax increases and higher commodity prices. Thereafter, growth is expected to pick up again as the corporate sector begins to recruit and employment rises following the improvement in profitability.

After falling sharply in 2009, headline inflation is expected to rise later this year following the recovery in commodity prices. However, outside commodities, deflationary pressures persist and the US and the Eurozone are expected to experience a decline in core inflation (CPI ex food and energy) through the remaining part of 2010 and 2011. The slack created by the downturn should keep downward pressure on inflation, such that the headline rate falls back in 2011. The pattern in the emerging economies is different as there is less spare capacity, and in economies like China, excess money growth is likely to push inflation higher in the latter part of 2010 moving into 2011.

Against an improved macro backdrop where interest rates are likely to stay low for a prolonged period, we remain positive on risk assets. With cash returns negligible, this should continue to encourage investors to take on more risk in a search for yield. Meanwhile, the recovery in corporate profits, which is likely to continue over the coming months, should also be a positive for equities.

As we stated in the Funds’ Annual Report, in this type of environment, we believe that the investor who maintains a diversified portfolio — both across asset classes and geographic borders — should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors or regions. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA
President

The views expressed in the following report were those of each respective Fund’s portfolio management team as of the date specified, and may not reflect the views of the portfolio managers on the date this Semi-Annual Report is published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in these reports may no longer be held by the Funds and therefore may no longer appear in the Schedules of Investments as of April 30, 2010.

Schroder International Alpha Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of May 28, 2010)

Performance

In the six months ended April 30, 2010, the Schroder International Alpha Fund (the “Fund”) gained 4.76% (Investor Shares) and 4.68% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the “Index”), a broad-based basket of international stocks, which rose 2.48%.

Market Background

Following the extraordinary rebound in financial markets since their March 2009 lows, investors paused for breath over the six-month reporting period ended April 30, 2010, as questions about the true strength of the world economy emerged.

Both corporate and macro news was generally supportive of a recovery, with many companies beating earnings forecasts and all the major economies exiting recession. However, a number of issues weighed on investor sentiment, which led to increased market volatility. In late November/early December, the Dubai government’s announcement of a debt restructuring at its holding company, Dubai World, hurt investor confidence, although concerns about possible contagion quickly subsided.

In the early months of 2010, concerns about fiscal problems in Greece and in some other Eurozone countries had a negative impact. Following a rebound in investor confidence later in the year (against a background of generally favorable economic data and the agreement of a support plan for Greece), risk aversion returned in the closing weeks of the review period. In particular, uncertainties over fiscal difficulties in the Eurozone resurfaced, with rating agency Standard & Poor’s downgrading the sovereign credit ratings of Greece, Portugal and Spain.

Another key concern centered on economic overheating in emerging markets, particularly China. In January, investors were caught off guard by an earlier-than-expected move to rein in credit growth after Chinese authorities raised banks’ reserve requirements. This was followed by another 50 basis point hike in the banks’ reserve requirements in February, as well as measures to curb the property market, leading many investors to concur that this is the start of significant monetary tightening for China.

Portfolio Review

The Fund outperformed the Index by a comfortable margin over the six-month review period. On a regional basis, holdings in emerging markets and North America led performance. However, this was, to an extent, offset by the Fund’s holdings in the Pacific ex Japan region and our underweight in Japan.

In emerging markets, the leading sources of added value came from financials and technology. Within financials, Shriram Transport Finance, Itau Unibanco Holding and Shinhan Financial Group were the strongest outperformers. India-based financial services company Shriram Transport Finance reported a solid set of fiscal fourth-quarter results, driven by topline growth (an increase in a company’s revenue over the period) and cost containment. In the emerging markets technology sector, the Fund’s exposure to China’s leading internet company Baidu, Korean memory chipmaker Samsung Electronics and rapidly growing enterprise software company Totvs in Brazil all had a strong impact on the Fund’s portfolio. Baidu benefited significantly from Google’s recent retreat from China. The company also reported a strong set of first quarter results, re-affirming our positive stance.

In North America, the Fund’s exposure to the energy sector led performance, with holdings in Canadian oil explorer Niko Resources adding the most value on the back of rising oil prices and an improving global economic outlook.

The Fund’s holdings in Asia ex Japan detracted during the period, with Industrial & Commercial Bank of China (ICBC) having a negative impact on portfolio returns as concerns about rights issues in the Chinese banking sector increased.  However, ICBC reported a good set of results, with well-balanced loan/deposit growth, stable Net Interest Margin (NIM) and good fee income. Net profit growth was up 18% year-on-year in the first quarter. Swire Pacific also detracted amid concerns about the company’s listing of its property arm. However, the company has since cancelled the IPO of its property arm due to difficult market conditions, which overall was received positively by investors as a prudent decision. We believe that the market will now focus on the operational outlook of its individual businesses — all of which we believe should benefit from the cyclical recovery over the next 12 months.

From a sector perspective for the Fund overall, the leading sources of performance came from energy and financials while industrials detracted from performance the most. Within energy, Cairn Energy and Niko Resources performed strongly. Most of the Fund’s leading financial contributors came from emerging markets (as mentioned above), which continued to benefit from stronger balance sheets and limited exposure to bad debts plaguing western peers.

Among industrials, wind turbine maker Gamesa Tecnologica was the weakest performing stock in the Fund on fears that the Spanish government will reduce existing subsidies in the sector.

Outlook

The latest bout of heightened market volatility does not come as a surprise to us, particularly given the sovereign debt problems facing the Eurozone. Although the European Union’s additional €750 billion stability package (which comes on top of the €110 billion bailout for Greece) initially helped lift investor sentiment, structural problems within the Eurozone remain and tough measures are needed to restore credibility to Europe’s fiscal framework.

In light of these concerns, we remain cautiously positioned on the banking sector in developed economies given their significant exposure to sovereign debt in the peripheral Eurozone economies. On the other hand, weakness in the Euro is likely to continue as a result of concerns surrounding sovereign debt risk as well as countries starting to withdraw monetary stimulus and normalize their interest rate profiles.

We believe that continued weakness in the Euro should benefit European exporters, particularly those companies that are exposed to strong demand in Asia, notably China. In contrast, we remain wary about those companies exposed to domestic demand, which continues to look sluggish.

In contrast to current negative sentiment in the markets, we believe the global economy may be on a better footing than most expect. We estimate that over half of the world economy is in a stable or growing mode, as is the case with most emerging markets economies. While the global growth equilibrium remains fragile and the risk of a European contagion must be taken seriously, one of the key areas to watch going forward is how financial regulation will unfold globally. More restrictive financial frameworks would be best applied at a time when the global economy is showing definitive signs of strength in order to compensate for the impact those measures might have on loan growth.

In this environment, we continue to believe that market volatility will prevail and that it should create opportunities for bottom-up stock pickers, as investors refocus on company fundamentals, leading to greater differentiation at the sector and stock level. This should benefit our approach to investing where we have consistently focused on high-quality companies, with sustainable medium-term earnings growth, trading at attractive valuations.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2010	Five Years Ended April 30, 2010 (b)		Ten Years Ended April 30, 2010 (b)
Schroder International Alpha Fund (a) —
Investor Shares	39.88%	5.93%		1.52%
Advisor Shares	39.31%	5.68	%(c)	1.27	%(c)

(a) Effective April 1, 2006, the advisory fee of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(b) Average annual total return.

(c) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Investments
Novartis	3.4%
Vodafone Group	2.8
BG Group	2.7
Niko Resources	2.5
Jardine Strategic Holdings	2.5

Geographic Allocation

% of Investments
Continental Europe	36.8%
United Kingdom	18.5
Emerging Markets	13.9
Japan	13.3
Pacific ex-Japan	12.4
North America	4.6
Short-Term Investments	0.5

Schroder International Diversified Value Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 11, 2010)

Performance

In the six months ended April 30, 2010, the Schroder International Diversified Value Fund (the “Fund”) gained 7.42% (Investor Shares) and 7.24% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the “Index”), a broad-based basket of international stocks, which rose 2.48% during this same period.

Market Background

Global equities continued to make progress in the final months of 2009, albeit at a slower pace than earlier in the year. Notably, we began to see signs of market gains broadening beyond a narrow band of cyclical stocks, which staged the strongest recovery through the earlier risk trading, to also include traditionally defensive areas of the market.

After pausing for breath in late January - when sentiment was adversely affected by concerns over the tightening of monetary policy in China and sovereign default risk in Europe - global equity markets resumed their upward climb.  Economic data has been broadly supportive since the start of the year, particularly in the United States where the prospects of a sustainable recovery are thought to have improved in line with the recent turnaround in the employment numbers.  This has helped to fuel a revival in many of the risk trades that characterized the earlier stages of the market recovery in 2009. Bond markets have been more nervous about these economic developments and the duration of the dislocation between equity and bond markets will be an interesting feature to observe.

Over the period as a whole, cyclical sectors outperformed, led by information technology and materials stocks in particular, while the more defensive sectors, such as telecoms and utilities, underperformed in the majority of regions. On a regional basis, Japan was one of the best performing markets as weakness in the Yen supported exporters in particular.

Portfolio Review

The Fund is managed using a bottom-up, unconstrained approach. The Fund aims to capture as many different value themes as possible, and expects to benefit from these in the long run as markets recognize this value.

The Fund outperformed the Index during the reporting period, driven by good stock selection that was broadly diversified across nearly all sectors and regions.  However, the Fund’s sector allocation was too defensively positioned, particularly with an overweight allocation to the underperforming telecoms sector, which tempered the relative return somewhat, especially towards the end of the period, when cyclicality was far more highly prized by investors.

The current unusually high representation within the Fund of higher quality areas of the market, such as consumer staples, suggests that many of the best value opportunities are at present in the more defensive stocks.  An example would be the current significant allocation to food retailers. In addition, the shift in characteristics of value opportunities has reduced the strategy’s sensitivity to market volatility. As such, the current Fund positioning implies that the strategy is perhaps better placed to exploit any setback in investor sentiment.

Outlook

The overall Value strategy positioning going into the new period can be summarized as follows:

•                  We continue to seek many good opportunities within the telecoms sector, which offers the potential for a high dividend and cashflow yield combined with a relatively stable business model.

•                  Within the resources sector, we retain a preference for energy over materials.  The energy sector has actually underperformed the market in recent months despite rising oil prices, which bodes well for the sector going ahead especially relative to the more expensive materials industries, particularly metals and mining.

•                  We retain a high exposure to consumer staples and healthcare, particularly pharmaceuticals.  Traditionally, these higher quality stocks have been priced at a premium and might not have formed a large part of a value-biased fund.

•                  Within financials, we retain a preference for insurers and asset managers over banks.  We have, however, been slowly reducing the Fund’s underweight position in banks as more attractive opportunities have arisen with improving profitability.

•                  We remain underweight the more fashionable consumer discretionary and technology sectors with a preference for industrials within the higher beta parts of the market, particularly construction and engineering companies.

•                  Finally, regional allocations remain broadly unchanged. This reflects the bottom-up nature of the strategy where the Fund’s allocation to both regions and sectors is determined by where we find the best value opportunities globally.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2010	Annualized Since Inception (a)
Schroder International Diversified Value Fund —
Investor Shares	49.07%	2.43%
Advisor Shares	48.83%	2.20%

(a) From commencement of Fund operations on August 30, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
EnCana	0.5%
NTT Data	0.5
Prudential	0.5
Sumitomo	0.5
TeliaSonera	0.5

* Excludes any Short-Term Investments.

Geographic Allocation

% of Investments
Continental Europe	37.0%
Japan	22.0
United Kingdom	10.8
Emerging Markets	10.5
North America	9.7
Pacific ex-Japan	9.0
Short-Term Investments	1.0

Schroder Emerging Market Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 11, 2010)

Performance

In the six months ending April 30, 2010, the Schroder Emerging Market Equity Fund (the “Fund”) rose 10.37% (Investor Shares) and 10.26% (Advisor Shares), compared to the Morgan Stanley Capital International Emerging Markets Index (the “Index”), a broad-based basket of international stocks, which rose 12.37% during the same period.

Market Background

The MSCI World Index delivered a positive return of 9.40% for the same six-month period ending April 30, 2010, although market conditions were volatile. US economic data was broadly favorable over the period, while indications from the US Federal Reserve that it is set to leave interest rates at current low levels for some time also had a beneficial impact on markets. However, in late November/early December, investor uncertainties sparked by the Dubai government’s announcement of a debt restructuring at its holding company, Dubai World, weighed on markets, although this quickly subsided. In the early months of 2010, concerns about fiscal problems in Greece and in some other Eurozone countries had a negative impact, as did concerns about policy tightening in China and elsewhere in Asia. Following a rebound in investor confidence later in the period (against a background of generally favorable economic data and the agreement of a support plan for Greece), risk aversion returned in the closing weeks of the period. In particular, uncertainties over fiscal difficulties in the Eurozone resurfaced, with rating agency Standard & Poor’s downgrading the sovereign credit ratings of Greece, Portugal and Spain. The MSCI Emerging Markets Index outperformed the MSCI World Index against this background.

Indonesia was the best performing emerging market over the period. Data releases showed the Indonesian economy growing strongly, with Q4 GDP growth coming in at 5.4% year-on-year (which was ahead of consensus expectations), while export data for February showed year-on-year growth of 57.1%. The Turkish market also outperformed, with better-than-expected economic news proving beneficial. Data was released showing Turkey’s GDP growing by 6% year-on-year in Q4 2009 and industrial production increasing by 18.1% year-on-year in February, both ahead of consensus expectations. In other developments, domestic political tensions weighed on the Turkish market in early 2010, although it recovered strongly as risk appetite increased. Mexico, Colombia and South Korea also outperformed. In Mexico, data was released showing the domestic economy recovering, which included industrial production growing by 4.7% year-on-year in February. In Colombia, the central bank reduced interest rates while data was released showing Q4 2009 GDP growing by 2.5% year-on-year.  In South Korea, economic news included the release of data showing industrial production increasing by 19.1% year-on-year in February, while exports grew by 47.1% year-on-year in January.

The Czech Republic and China were the weakest performing emerging markets over the period. The underperformance of local index heavyweight CEZ (electricity company) had a negative impact on the Czech market. In other developments, the Czech central bank reduced interest rates, while data was released showing industrial production increasing by 7.0% year-on-year in February. Concerns over policy tightening weighed on the MSCI China Index over the period. Chinese authorities announced a range of measures aimed at controlling growth in the property sector and also increased the reserve requirement ratio for banks. On the positive side, data releases showed the Chinese economy continuing to grow strongly.

Brazil and Peru also underperformed during the period. Weak returns from Index heavyweight Petrobras (energy) had a negative impact on the Brazilian market. Towards the end of the period, the Brazilian central bank raised interest rates by 75 basis points, which was above consensus expectations, while data was also released showing Q4 2009 GDP growing by 4.3% year-on-year. The weak performance of mining stocks Buenaventura and Southern Copper weighed on the Peruvian market. In other developments, data was released showing Peruvian GDP growing by 5.9% year-on-year in February, which was above consensus expectations.

Portfolio Review

Fund performance lagged the Index over the period. Emerging markets rose during the six-month period ending April 30, 2010. Country allocation was a positive contributor to performance, while stock selection was a negative contributor.

Overweights to Turkey, South Korea and Thailand added value as did an overweight to Israel earlier in the period. This was somewhat offset by the underweight to Mexico and overweight to China earlier in the period, which detracted value. Stock selection in South Korea (overweight Megastudy, GS Engineering & Construction and zero weight Hynix Semiconductor), Mexico (overweight Grupo Financiero Banorte and Grupo Mexico later in the period) and Russia (overweight Gazprom) also detracted value. This was somewhat offset by the choice of stocks in Turkey (overweight Turkiye Garanti Bankasi and TAV Havalimanlari Holding) and India (overweight Infosys Technologies and HDFC Bank).

Outlook

We have been somewhat cautious on the short-term outlook for emerging markets since January, and we continue to hold this view. This is because US data is pointing to stronger than expected growth in the near term and consequently the US dollar is strengthening.  Together with a modest tightening of monetary policy, which is underway in some emerging economies, this creates the potential for a degree of short-term profit taking.  However, while we remain somewhat cautious in the short term, we maintain our positive view of the medium-term outlook and do not look to modify the beta of the Fund’s portfolio. Global liquidity is likely to remain abundant for most of this year, valuations are reasonable, Global Emerging Markets (“GEM”) P/E is around 11X, which is in line with its long-term average based on the Index and earnings growth is recovering strongly. The consensus forecast for GEM earnings per share growth this year is 28%.  If US growth begins to fade later in the year and concerns about GEM monetary tightening dissipate, investors are likely to focus on the stronger fundamentals and growth potential of the emerging markets.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2010	Annualized Since Inception (a)
Schroder Emerging Market Equity Fund —
Investor Shares	52.45%	9.43%
Advisor Shares	52.58%	9.25%

(a) From commencement of Fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Investments
Samsung Electronics	4.3%
Gazprom ADR	2.9
Itau Unibanco Holding ADR	2.4
China Construction Bank Class H	2.3
CNOOC	2.2

Geographic Allocation

% of Investments
Asia/Far East	57.6%
Latin America	20.6
Europe	14.1
Africa	4.2
Mid-East	1.9
Short-Term Investments	1.6

Schroder U.S. Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 11, 2010)

Performance

In the six months ended April 30, 2010, the Schroder U.S. Opportunities Fund (the “Fund”) rose 19.34% (Investor Shares) and 19.27% (Advisor Shares) compared to the Russell 2000 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 28.17%.

Market Background

2010 began in negative territory for US equities. We saw the S&P 500, Russell 2500 and Russell 2000 decline until mid February and then furiously rally to the end of the period. However, it has not been clear as to why there has been a significant pick up in the market. The unemployment rate and housing market are still below average levels, and valuations are not as attractive on a year-over-year basis. In addition, sectors such as autos, consumer (restaurants and smaller retailers), large cap banks and home builders, which lagged in 2009, have been leading the way this year. In general, smaller companies, companies with higher betas and momentum stocks have led in the market this quarter.

Portfolio Review

The Fund underperformed the Index during the six months ending April 30, 2010.  The underperformance can be analyzed in two ways: a) market factors and b) sector and stock positions.

From the viewpoint of market factors, several key things hurt the Fund’s portfolio. The smallest stocks led, as did lower quality stocks. For example, according to a research team in Bank of America Merrill Lynch, companies without earnings were market leaders. Related to this was the factor of price momentum. High priced momentum stocks outperformed, with the lowest quintile distinctly lagging the market. Given that as a general rule we underweight the smallest capitalization stocks, plus we are biased towards companies with earnings and we do not use momentum as a factor in stock selection, it is not surprising that the Fund lagged.

From a sector perspective, we were underweight the strongest sectors (consumer discretionary and financial services). Looking at stock positions within consumer discretionary, the Fund’s positions in Ambassadors Group and Scientific Games hurt relative returns. Shares of Ambassadors Group (which organizes international travel programs for students and professionals) declined after announcing below consensus fourth quarter earnings results. The seasonal loss was a result of lower enrollments and the difficult economic backdrop. On the other hand, shares of Scientific Games dipped over the period when the company sold its racing and venue management business. Although this was a $33 million cash upfront deal, investors saw this as a “break-even deal” to possibly a small loss on an earnings basis.

In financial services, the Fund was the most negatively affected by not owning stocks in the diversified bank industry. Also, positions in Lazard and Investment Technology Group (ITG) underperformed over the period. Lazard reported a fourth quarter loss as a result of compensation charges in which the company had to cover the issuance of stock after that company’s CEO died in October. Lastly, shares of ITG continued to fall over the period due to headwinds from lower trading volumes on a year over year basis.

On a different note, we saw significant value from stocks in the technology (Gartner and Websense), materials and processing (STR Holdings) and consumer staples (Sanderson Farms) sectors. However, at the sector level, the Fund’s average cash position and underweight in consumer discretionary and financial services offset gains.

Outlook

We are anticipating another pullback in the market sometime in 2010. We believe that the recent rebound has gotten ahead of underlying fundamentals and valuations are above fair value. Smaller companies do not have any advantages over large caps in our current view. Price momentum factors such as beta and relative strength continue to work to the Fund’s disadvantage, and much like last year, the market is favoring the smallest sized companies.

First quarter earnings in the next two months are eagerly anticipated and we hope to see more revenue growth as opposed to earnings being down by cost reductions. We believe that investors will continue to reward companies with strong fundamentals and US-focused earnings this year.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2010	Five Years Ended April 30, 2010 (c)		Ten Years Ended April 30, 2010 (c)
Schroder U.S. Opportunities Fund (a) (b) —
Investor Shares	40.56%	8.72%		9.26%
Advisor Shares	40.21%	8.47	%(d)	9.00	%(d)

(a) The portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 2, 2003. The performance results for periods prior to January 2, 2003 were achieved by the Fund under a different portfolio manager.

(b) Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(c) Average annual total return.

(d) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
Arbitron	2.1%
Waste Connections	2.0
St. Mary Land & Exploration	1.9
Sanderson Farms	1.8
NBTY	1.6

* Excludes any Short-Term Investments.

Sector Allocation

Sector	% of Investments
Consumer Discretionary	17.5%
Health Care	14.9
Technology	13.3
Financial Services	12.9
Producer Durables	6.5
Other Energy	5.7
Consumer Staples	5.6
Materials & Processing	5.2
Utilities	4.5
Auto & Transportation	2.7
Short-Term Investment	11.2

Schroder U.S. Small and Mid Cap Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 11, 2010)

Performance

In the six months ended April 30, 2010, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Fund”) rose 16.86% (Investor Shares) and 16.79% (Advisor Shares) compared to the Russell 2500 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 27.58%.

Market Background

Overall, 2010 began in negative territory for US equities. We saw the S&P 500, Russell 2500 and Russell 2000 decline until mid February and then furiously rally at the end of period as investors grew increasingly convinced of a recovery following better-than-expected macro data. The economy recorded a healthy 3.2% growth rate in the first quarter; the Institute for Supply Management (ISM) manufacturing indicator rose to its highest level for this cycle, while payrolls turned positive. Generally solid corporate results, particularly from financials, also lent support to equity markets. However, the gains were tempered by two significant events. The first related to news that the SEC was charging Goldman Sachs with fraud, leading to renewed concerns about tougher regulations for the sector. The second surrounded concerns over Greece’s public finances and uncertainty over the rescue package continued throughout the end of the period. The country also saw its credit rating cut to ‘junk’ status, which re-ignited fears about contagion.

Portfolio Review

As symptomatic of the performance pattern of its strategy, the Fund lagged the benchmark on a net-of-fees basis during the period. The underperformance can be analyzed in two ways: a) market factors and b) sector and stock positions.

From the viewpoint of market factors, several key things hurt the Fund. Smallest stocks led, as did lower quality. For example, according to a research team in Bank of America Merrill Lynch, companies without earnings were market leaders, with a return of 14.3% during the reporting period. Related to this was the factor of price momentum. High price momentum stocks outperformed, with the lowest quintile distinctly lagging the market. Given that as a general rule we underweight the smallest capitalization stocks have a bias towards companies with earnings and do not use momentum as a factor in stock selection, it is not surprising that the Fund lagged.

From a sector perspective, we were underweight the strongest sectors (consumer discretionary and financial services) during the period and overweight technology, which was one of the weakest sectors during the period.

The financial services sector provided the second highest level of returns in the Russell 2500 and the Fund’s strategy was negatively affected by not owning stocks from diversified banks, asset managers, custodial banks and insurance companies, all multi-line industries which were up over the quarter.

On a more positive note, stock selection in the energy and materials and processing sectors contributed to relative returns. Within energy, the Fund benefited by not owning underperforming stocks within oil, and owning positions which generated value. One position from the materials and processing sectors provided high return over the quarter.

At the sector level, the Fund’s average position in cash hurt overall performance due to the strong performance of the equity market.

Outlook

The market has already begun to pull back from its recent highs, a development that we anticipated. We believe that the recent rebound has gotten ahead of underlying fundamentals and valuations are above fair value. Smaller companies do not have any advantages over large caps in our current view. Price momentum factors such as beta and relative strength continue to work to our disadvantage, and much like last year, the market is favoring the smallest sized companies.

First quarter earnings in the next two months are eagerly anticipated and we hope to see more revenue growth as opposed to earnings being down by cost reductions. We believe that investors will continue to reward companies with strong fundamentals and US-focused earnings this year.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2010	Annualized Since Inception (a)
Schroder U.S. Small and Mid Cap Opportunities Fund —
Investor Shares	36.70%	3.92%
Advisor Shares	36.48%	3.68%

(a) From commencement of Fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
Republic Services	2.8%
Amdocs	2.8
DeVry	2.6
WR Berkley	2.4
Burger King Holdings	2.3

* Excludes any Short-Term Investments.

Sector Allocation

Sector	% of Investments
Consumer Discretionary	18.7%
Financial Services	16.0
Health Care	13.2
Technology	11.1
Producer Durables	7.1
Materials & Processing	6.5
Utilities	5.5
Other Energy	3.1
Consumer Staples	1.9
Auto & Transportation	1.4
Telecommunication Services	1.0
Short-Term Investment	14.5

Schroder North American Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 11, 2010)

Performance

In the six months ended April 30, 2010, the Schroder North American Equity Fund (the “Fund”) rose 14.67% (Investor Shares) and 14.51% (Advisor Shares).  For the same six-month period, the S&P 500 Index (the “Index”) rose by 15.66%.

Market Background

The US equity market continued to rise in the final months of 2009, continuing the strong rebound from the lows of early March that were fuelled by highly accommodative fiscal and monetary policy.  Cyclical sectors led the market higher — materials and consumer discretionary were two of the best performing sectors. However, there was a notable change in the behaviour of financials, underperforming the wider market after leading in the initial stages of the recovery. We also began to see returns broaden to include more defensive sectors, such as telecoms.

After pausing for breath in late January — when sentiment was adversely affected by concerns over the tightening of monetary policy in China and sovereign default risk in Europe — the US equity market resumed its upward climb during the latter part of the period.  Economic data has been broadly supportive since the start of the year, particularly in the US where the prospects of a sustainable recovery are thought to have improved in line with the recent turnaround in the employment numbers.  This has helped to fuel a revival in many of the risk trades that characterized the earlier stages of the market recovery in 2009. Bond markets have been more nervous about these economic developments and the duration of the dislocation between equity and bond markets will be an interesting feature to observe.

For the period as a whole, cyclical sectors outperformed, led by industrial and consumer discretionary stocks in particular, while the more defensive sectors such as utilities and telecoms underperformed.

Portfolio Review

The Fund slightly underperformed the Index as results for such a strong market that primarily favored lower quality and more volatile companies (i.e., loss makers performed well) went against the grain of our Value style.  Leading positive contributions came from our holdings in the energy sector, and our low relative exposure to underperforming oil and gas stocks within the energy sector also added value.  Leading detractors included technology stocks and tobacco companies.

Outlook

As a matter of course, the Fund is structured in an attempt to outperform across a broad range of market environments. Multiple investment strategies are spread across a large number of small stock positions to capture broad themes and limit stock-specific risk, while top down risks (such as those arising from sector positions) are carefully managed.

The key features of the Fund’s investment themes at the start of the new period include:

•                     We have been increasing the Fund’s underweight position to the increasingly glamorous and lower quality consumer discretionary stocks, such as autos.

•                     The Fund is underweight utilities.  Within defensives, we prefer areas such as health equipment and telecom stocks.

•                     The greater abundance of opportunities in the more defensive areas of the market has been “hedged” by an increased allocation to financials.  The Fund is focused upon quality within financials, favoring life insurers, where we can find higher quality stocks on what we believe to be favorable valuations, over banks.

•                     We remain underweight the technology sector with a slight preference for technology services and tech hardware over perceived lower quality technology industries such as semiconductors.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2010	Five Years Ended April 30, 2010 (c)		Annualized Since Inception
Schroder North American Equity Fund —
Investor Shares	38.25%	3.26%		5.03	%(a)
Advisor Shares	37.72%	2.90	%(b)	4.69	%(b)

(a) The Investor Shares commenced operations on September 17, 2003.

(b) The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the above table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

(c) Average annual total return.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Investments
Exxon Mobil	2.8%
Microsoft	2.3
Apple	2.1
General Electric	2.1
Johnson & Johnson	1.8

Sector Allocation

Sector	% of Investments
Information Technology	18.7%
Financials	16.5
Energy	11.9
Industrials	11.3
Health Care	11.4
Consumer Staples	10.7
Consumer Discretionary	9.6
Materials	3.5
Utilities	3.1
Telecommunication Services	3.0
Short-Term Investment	0.3

Schroder Total Return Fixed Income Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 11, 2010)

Performance

During the six months ended April 30, 2010, the Schroder Total Return Fixed Income Fund (the “Fund”) returned 4.01% (Investor Shares) and 3.88% (Advisor Shares), compared to the Barclays Capital U.S. Aggregate Index (the “Index”), a broad-based basket of US debt securities, which rose 2.54%.

Market Background

US debt markets moved towards normalization during the last six months, despite escalating sovereign risk that will likely continue to influence global markets and the risk appetites of investors throughout the year.  Greece, and to a lesser extent Spain and Portugal,  offered proof that prices on some sovereign debt issuers simply do not reflect their underlying risk and deteriorating fundamentals. As Greece’s solvency was questioned and its creditworthiness declined, the market’s reaction was larger than it was to the Dubai World problems in the fourth quarter of last year, due to pressure on the Euro and possible contagion to other markets.

In the US, debates around financial regulatory reform in the US escalated sharply, compounded by the SEC filing a civil fraud suit against Goldman Sachs in April. In response to public outrage over the financial sector, legislators pushed forward debates on financial reform, including the possible re-introduction of Glass-Steagall type laws that would raise capital requirements and restrict risk-taking. While these actions have already increased market volatility and may inflict potentially serious effects on the financial industry, the market will need to see the final form to determine effect.

On a positive note, economic conditions modestly improved in the US and provided strong support to the spread sectors. The best economic gains were concentrated in manufacturing; however, improvement is starting to spread to other sectors of the economy. Jobless claims have been steadily declining and employment grew for the first time during this cycle with a gain of 162,000 jobs in (including temporary census workers) reported in April.  Construction spending and housing by comparison, remain areas of low activity and overall loan demand remains quite weak.  Inflation has so far been a non-issue and the Fed has maintained its very patient mantra of low rates for an extended period of time.

The Treasury yield curve steepened slightly over the period, with the spread between two- and ten-year maturities widening 15 basis points.  The ten-year Treasury yield hit its lowest point of 3.20% at the end of November (from 3.41% at the start of the month), when the technical default of state-controlled Dubai World and Nakheel prompted a short-lived flight-to-quality.  Investors quickly realized the Dubai situation was an isolated occurrence and, within a few days, yields returned to their previous levels and remained in the 3.4% to 4.0% range for the remainder of the period, ending at 3.66% on April 30.

All sectors of the US fixed income market performed well as investors sought higher yields from risk assets.  Treasuries returned 0.89% over the period.  Despite a challenging property market, commercial mortgage-backed securities (“CMBS”) were the best performing sector within the benchmark, returning 11.58% over the last six months.  Investment grade corporate spreads declined 64 basis points over the period (resulting in a 3.93% excess return over Treasuries), led by the financial sector which tightened 92 basis points, returning 4.26% over Treasuries.  Lower-rated credits significantly outperformed higher-rated credits as BBB-rated bonds returned 6.13% over Treasuries. AA-rated bonds also outperformed and produced a 3.17% excess return while AAA-rated bonds returned only 0.64% above Treasuries.

Portfolio Review

Over the last six months, the Fund outperformed the Index. The largest contributor to returns was the Fund’s corporate bond overweight versus a similar underweight in Treasuries.  The overweight was reduced in mid-January as the Greek debt crisis began to push risk premia higher, but then increased again in February through participation in attractively priced new corporate bond issues.  Throughout the period, the Fund’s investment grade corporate security selection was biased toward lower-rated companies.  We believed that highly-rated issuers had little room left for spread improvement and would be more likely to initiate unfriendly bondholder activity, such as share buybacks or levering acquisitions.  With uncertainties escalating in April due to European sovereign distress and looming financial industry reform, further spread widening is likely, and as a result we significantly decreased the Fund’s corporate exposure

Similar to investment grade corporate strategy, the Fund’s high yield exposure was increased in late 2009 and early 2010 to reflect our view that these companies would benefit most from improving credit trends.  Exposure to high yield ranged between 12-15% for most of the period, and was a positive contributor to excess returns.  We trimmed the Fund’s high yield exposure in April, and by the end of the period, high yield bonds comprised approximately 9% of the Fund’s portfolio.

During the six-month period, we continued the focus on adding well-structured agency CMOs, as an alternative to agency pass-through securities, in order to reduce sensitivity to mortgage-backed securities (“MBS”) prepayments and spread widening. This proved beneficial when interest rates rose and as a result, agency pass-throughs underperformed comparable duration Treasuries and the Fund’s CMO holdings outperformed.  Securitized exposure was reduced at the end of the first quarter and the Fund had only a small overweight by the end of the period.   The Fund maintained its small overweight CMBS position throughout the period, comprised of shorter-maturity bonds comprised of loans originated in 2000-2004 that have strong underwriting characteristics relative to more recent issues.

The Fund’s duration was slightly shorter than the benchmark until the first week of April, when ten-year Treasuries reached a yield of 4.0%. At this point, the Fund’s duration was increased, bringing duration to a slight long of +0.25 years relative to the benchmark. This contributed a small amount to returns and the position was closed out when the ten-year yield fell to 3.68%.  Yield curve and non-USD strategies added slightly to returns, but were less significant contributors.

Outlook

Our outlook for moderate growth, stable monetary policy, and good corporate earnings is still very much in place, producing an economic backdrop nearly ideal for corporate bonds.  However, it will be difficult for the corporate sector to rally in the near term, as the contagion risk from Greece and peripheral Europe and the threat of financial regulation raise the level of uncertainty.  It is likely that we could see a partial reversal of some of the very strong inflows into riskier asset classes which could provoke further spread widening in the near term.   As a result, we will continue to exercise discretion and tactically trade the Fund’s investment grade and high yield corporate strategies as perceived opportunities arise.

Treasury yields benefited significantly from the flight to quality in April and we may use this opportunity to implement a short duration position. We’re reluctant to be too aggressive in cutting the Fund’s exposure, though, as neither sovereign solvency issues nor financial reforms are likely to be resolved quickly or efficiently. Moreover, core inflation data continues to soften and Treasury funding needs have now peaked after higher-than-expected tax revenue, reducing some of the fundamental pressure for higher yields, and there are still interest rate bears that could yet capitulate.

In summary, the Fund’s long term investment themes remain in place, however, we expect the shorter term investment landscape to be one of increased volatility. As a result, we have taken a more cautious stance on the Fund’s allocation to the spread sectors and current risk positioning.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2010	Five Years Ended April 30, 2010 (a)	Annualized Since Inception (b)
Schroder Total Return Fixed Income Fund —
Investor Shares	10.29%	6.06%	5.93%
Advisor Shares	10.01%	5.78%	5.65%

(a) Average annual total return.

(b) From commencement of Fund operations on December 31, 2004.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Investments
FNMA TBA 5.000%, 6/25/40	5.1%
FHLMC 0.411%, 7/16/10	2.9
FNMA 5.500%, 10/01/35	2.7
FNMA 5.000%, 11/01/35	2.5
FNMA 5.500%, 7/01/38	2.2

Sector Allocation

Sector	% of Investments
U.S. Government Mortgage-Backed Obligation	41.2%
Corporate Obligation	41.1
Commercial Mortgage-Backed Obligation	6.7
U.S. Treasury Obligation	6.5
U.S. Government Agency Obligation	3.0
Collateralized Mortgage Obligation	0.0
Short-Term Investment	1.5

Schroder Multi-Asset Growth Portfolio

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 11, 2010)

Performance

In the six months ended April 30, 2010, the Schroder Multi-Asset Growth Portfolio (the “Fund”) rose 7.34% (Investor Shares), 7.16% (A Shares), 7.13% (Advisor Shares) and 7.04% (R Shares), compared to the Consumer Price Index (“CPI” or the “Index”, specifically, the CPI for All Urban Consumers) which rose 0.85%.  For the same period, the MSCI World Index, a market-weighted index designed to measure the equity market performance of developed markets, rose by 9.40%.

Market Background

After negative returns in 2008 and the first quarter of 2009, markets staged a remarkable turnaround to register substantial gains over the year. By March 2009 many markets were priced to reflect the worse possible outcome, but a huge and coordinated global response by governments and central banks eventually calmed fears and led to a rapid turnaround in markets.

As the year progressed and the outlook for global economic growth improved, markets maintained their upward momentum. While all risk assets delivered strong double digit returns for the year, emerging market equities and high yield were the star performers as investors embraced the recovery.

As we moved into 2010, Markets made a volatile start, correcting sharply in January and the first half of February before rallying strongly and then faltering in April. Although the global recovery in economies continued, the new year brought new worries causing investors to pause for breath after the record gains of the last year.

First, investors began to question the sustainability of government support for the recovery and consequently, markets were looking to governments to spell out their exit strategy from loose fiscal policy. The process was accelerated in Greece where the government was forced into an immediate tightening of fiscal policy to quell concerns and secure the offer of support from Eurozone governments.

The banking crisis, which began in the US some three years ago, has become a sovereign debt crisis. Governments tried to cushion the worst effects of the banking crisis by allowing their borrowing to increase. However, as budget deficits rise to the highest levels ever seen during peacetime, markets have begun to question the sustainability of government support. Nowhere has the issue been more acute than in the Euro area where debt problems in the peripheral countries are raising doubts about the viability of the single currency.

Second, concern focuses on China, with signs that the economy is overheating. Having suffered less during the downturn, China is ahead of the US in the economic cycle and needs to tighten policy to control inflation.

Third, there were concerns over the laws proposed to curtail banking activities and the extent to which these would cut off any initial signs that bank lending was resuming.

Portfolio Review

Although the Fund’s equity exposure at the end of April was similar to its level at the end of October, this had been reduced to 41% in January on concerns over the impact of China’s actions to stem inflationary pressures and sovereign risk controls. However, with equity market valuations looking more attractive after a correction, the Fund’s equity allocation was increased again. There were changes to the underlying regional allocation and we increased the Fund’s weighting to the US. We also added to the Fund’s global equity allocation, by the end of the period, while reducing allocations to Asian and European equities.

We reduced the Fund’s commodities and emerging markets debt exposure. We believe that the difficulties facing China (and other emerging markets) are cyclical whereas most of problems in the west are structural, as such we have retained the Fund’s exposure to emerging markets although this decreased over the period.

We continue to anticipate value within the high yield sector and increased the Fund’s holding over the period.  High yield bonds have performed well in an environment of positive economic and corporate news from the US, although the sector lost some momentum in February. This was in part due to concerns over sovereign debt and Chinese monetary tightening. While spreads for high yield bonds have narrowed, we believe that they continue to look attractive relative to more highly rated bonds.

Outlook

The MSCI World Index finished the period in positive territory due to generally improving macroeconomic data and mostly positive corporate earnings results.  Many companies are now beginning to see revenue growth, and a substantial number of countries released positive growth data, showing that they exited periods of recession in the final quarter of 2009.  However, investors have begun to question the sustainability of government support for the recovery. Budget deficits have soared and while much of this can be attributed to the natural effects of the automatic stabilizers, there is a significant structural element to the increase in government borrowing. Consequently, markets are looking to governments to spell out their exit strategy from loose fiscal policy with a credible plan of consolidation. The uncertainty over this and the strength of the recovery combined with the greater risk from heavily indebted governments is likely to lead to increased market volatility.

Based on our cyclical model we recently moved into the recovery phase which is typically positive for growth assets due to a combination of improving economic fundamentals and stable interest rates. With cash returns negligible, this should continue to encourage investors to take on more risk in a search for yield. Relative to last year, however, there is likely to be a greater differentiation between asset classes requiring a more tactical approach to investment.

First, we have diverging trends in the corporate sector relative to the government sector. Government debt levels have increased while companies have clamped down on costs, boosting cashflow and earnings. This reinforces our positive view on equities and high yield debt while we have sought to reflect our concerns about sovereign risk through the Fund’s currency strategy.

Second, there has been a discrepancy in the pace of economic recovery between the faster growing emerging economies (particularly in Asia) and the major Western economies although the US is more advanced in its recovery than most other Western markets.

To reflect these views within the Fund’s equity holdings, we have favored the US since strong cash balances accumulated by companies could be a positive catalyst for the market particularly if this translates into M&A (mergers and acquisition) activity and capital investment spending. Expectations of stronger US profitability driven by sales growth in the coming quarters should also benefit equity performance. Performance in the emerging equity markets, on the other hand, is vulnerable to monetary tightening in China which could undermine sentiment and liquidity both for the region and for the sector.

We continue to favor emerging market currencies, where growth is strong and economies are based on much sounder structural fundamentals. For the developed economies, the preferred currencies are those supported by macro fundamentals and firm fiscal conditions, such as the Norwegian krone. We are positive on the US dollar, which should benefit from signs of a sustained improvement in the US employment picture. In comparison, we are negative on the Japanese currency given the increased willingness of the authorities to prevent a stronger yen.

Although we recognize that credit spreads have narrowed, we still expect further gains given the low returns available on cash. High yield, in particular, should benefit from companies repairing their balance sheets.

We have maintained a low weighting to absolute return over the past two years and expect to look to increase this since the present environment appears to be more favorable to these strategies.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2010	Annualized Since Inception (a)
Schroder Multi-Asset Growth Portfolio —
Investor Shares	29.99%	(4.40)%
A Shares	29.57%	(4.65)%
A Shares with load (b)	23.72%	(6.48)%
Advisor Shares	29.58%	(4.66)%
R Shares	29.30%	(4.88)%

(a) From commencement of Fund operations on December 20, 2007.

(b) Reflects 4.50% maximum sales charge.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Investments
Schroder U.S. Small and Mid Cap Opportunities Fund, Investor Shares	20.7%
Goldman Sachs High Yield Fund	9.8
iShares iBoxx Investment Grade Corporate Bond Fund	9.1
Schroder International Diversified Value Fund, Investor Shares	8.4
PIMCO Commodity RealReturn Strategy Fund	7.8

Schroder International Alpha Fund

Schedule of Investments

April 30, 2010 (unaudited)

Shares		Value $

	COMMON STOCK — 97.3%
	Australia — 2.1%
50,685	Australia & New Zealand Banking Group (2)	1,122,397

	Brazil — 7.5%
94,590	Amil Participacoes	775,774
39,255	Anhanguera Educacional Participacoes (1)	600,517
47,463	Itau Unibanco Holding ADR	1,028,998
12,631	Totvs	868,722
23,386	Vale ADR	716,313
		3,990,324
	Canada — 4.6%
12,143	Niko Resources	1,330,961
32,429	Suncor Energy	1,109,270
		2,440,231
	China — 6.0%
118,000	China Merchants Holdings International (2)	409,928
13,809	Ctrip.com International ADR (1)	504,305
990,000	Industrial & Commercial Bank of China Class H (2)	721,592
97,500	Ping An Insurance Group of China Class H (2)	834,720
908,000	Want Want China Holdings (2)	681,710
		3,152,255
	France — 7.1%
11,025	BNP Paribas (2)	757,296
25,565	GDF Suez (2)	909,217
21,773	Groupe Danone (2)	1,282,925
7,007	Schneider Electric (2)	795,527
		3,744,965
	Germany — 8.4%
19,448	Daimler (1) (2)	1,000,710
9,578	Linde (2)	1,146,497
10,651	Siemens (2)	1,050,511
39,320	ThyssenKrupp (2)	1,278,628
		4,476,346
	Hong Kong — 4.2%
62,784	Jardine Strategic Holdings (2)	1,322,242
81,000	Swire Pacific Class A (2)	905,219
		2,227,461
	Japan — 13.2%
77,200	Bridgestone (2)	1,286,822
22,100	Canon (2)	1,011,088
36,300	Honda Motor (2)	1,228,500
52,900	Mitsubishi Corp. (2)	1,253,290
178,000	Sekisui Chemical (2)	1,215,818
10,200	Unicharm (2)	991,606
		6,987,124
	Netherlands — 7.6%
117,486	ING Groep (2)	1,037,012
61,191	Koninklijke KPN (2)	918,085
40,573	SBM Offshore (2)	798,449
42,029	Unilever (2)	1,278,692
		4,032,238
	Norway — 1.9%
85,593	DnB NOR (2)	1,013,347

	South Korea — 3.4%
1,198	Samsung Electronics (2)	911,174
20,470	Shinhan Financial Group (2)	871,020
		1,782,194
	Spain — 1.3%
58,004	Gamesa Tecnologica (2)	712,776

	Switzerland — 10.1%
23,542	Credit Suisse Group (2)	1,080,877
35,366	Novartis (2)	1,803,714
4,783	Roche Holding (2)	755,430
749	SGS (2)	973,228
3,009	Syngenta (2)	762,637
		5,375,886
	Thailand — 1.5%
92,800	Kasikornbank (2)	268,223
198,800	Kasikornbank NVDR (2)	549,680
		817,903
	United Kingdom — 18.4%
206,339	BAE Systems (2)	1,081,224
83,737	BG Group (2)	1,415,056
171,565	Cairn Energy (1) (2)	1,046,791
112,181	HSBC Holdings (2)	1,142,016
169,672	Kingfisher (2)	646,490
19,103	Rio Tinto	987,411
221,644	Sage Group (2)	828,218
168,488	Tesco	1,117,280

The accompanying notes are an integral part of the financial statements.

664,492	Vodafone Group (2)	1,472,085
		9,736,571
	TOTAL COMMON STOCK (Cost $46,083,315)	51,612,018

	EQUITY-LINKED WARRANT (1)(3)(4) — 1.3%
	India — 1.3%
54,636	Shriram Transport Finance, Expires 01/18/13	694,424
	TOTAL EQUITY-LINKED WARRANT (Cost $220,782)	694,424

	SHORT-TERM INVESTMENT (5) — 0.5%
253,668	JPMorgan Prime Money Market Fund, 0.030% (Cost $253,668)	253,668
	TOTAL INVESTMENTS — 99.1% (Cost $46,557,765)	52,560,110
	OTHER ASSETS LESS LIABILITIES — 0.9%	460,726
	NET ASSETS — 100%	$53,020,836

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Security is not readily marketable.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2010, the value of this security amounted to $694,424, representing 1.3% of the net assets of the Fund.

(5)	The rate shown represents the 7-day current yield as of April 30, 2010.

ADR — American Depositary Receipt

NVDR — Non Voting Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

The following is a summary of the inputs used as of April 30, 2010, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Australia	$—	$1,122,397	$—	$1,122,397
Brazil	3,990,324	—	—	3,990,324
Canada	2,440,231	—	—	2,440,231
China	504,305	2,647,950	—	3,152,255
France	—	3,744,965	—	3,744,965
Germany	—	4,476,346	—	4,476,346
Hong Kong	—	2,227,461	—	2,227,461
Japan	—	6,987,124	—	6,987,124
Netherlands	—	4,032,238	—	4,032,238
Norway	—	1,013,347	—	1,013,347
South Korea	—	1,782,194	—	1,782,194
Spain	—	712,776	—	712,776
Switzerland	—	5,375,886	—	5,375,886
Thailand	—	817,903	—	817,903
United Kingdom	987,411	8,749,160	—	9,736,571
	7,922,271	43,689,747	—	51,612,018
Equity Linked Warrant
India	—	694,424	—	694,424

Short-Term Investment	253,668	—	—	253,668

Total Investments in Securities	$8,175,939	$44,384,171	$—	$52,560,110

The accompanying notes are an integral part of the financial statements.

Schroder International Diversified Value Fund

Schedule of Investments

April 30, 2010 (unaudited)

Shares		Value $

	COMMON STOCK — 97.5%
	Australia — 4.1%
7,417	Aspen Group REIT (2)	3,744
11,550	Ausdrill (2)	21,914
1,483	Australia & New Zealand Banking Group (2)	32,840
894	Bank of Queensland (2)	10,356
2,399	Cardno (2)	9,696
32,610	Charter Hall Retail REIT (2)	16,641
24,625	Commonwealth Property Office Fund REIT (2)	20,987
7,038	Downer EDI (2)	44,987
5,004	iiNET (2)	12,732
2,953	Melbourne IT (2)	4,928
11,199	Metcash (2)	42,078
8,924	Mincor Resources NL (2)	15,447
3,766	NIB Holdings (2)	4,396
3,344	Origin Energy (2)	50,282
8,046	Panoramic Resources (2)	18,449
2,692	QBE Insurance Group (2)	52,145
10,664	Rubicon America Trust REIT (1) (2) (3)	—
1,055	Servcorp (2)	3,441
2,554	Sonic Healthcare (2)	32,446
8,328	Stockland REIT (2)	30,352
2,657	Suncorp-Metway (2)	21,954
13,158	Telstra (2)	38,543
		488,358
	Austria — 0.7%
826	Oesterreichische Post (2)	23,698
769	OMV (2)	27,480
2,101	Telekom Austria (2)	27,911
		79,089
	Belgium — 1.6%
9,542	Ageas (2)	29,311
1,311	Belgacom (2)	46,043
290	Compagnie Maritime Belge (2)	9,037
455	Delhaize Group (2)	37,629
551	Econocom Group (2)	8,547
791	Euronav (2)	17,470
490	Mobistar (2)	30,120
66	Wereldhave Belgium REIT (2)	5,086
		183,243
	Bermuda — 0.7%
7,552	Catlin Group (2)	40,611
7,879	Hiscox (2)	40,103
		80,714
	Brazil — 0.8%
400	Cia de Saneamento Basico do Estado de Sao Paulo ADR	15,740
1,540	Cia Energetica de Minas Gerais ADR	24,871
600	Energias do Brasil	11,482
1,200	Light	16,230
700	Tele Norte Leste Participacoes ADR	10,402
800	Telecomunicacoes de Sao Paulo ADR	15,664
		94,389
	Canada — 9.3%
600	AG Growth International	21,321
2,100	AGF Management Class B	35,947
1,300	Alimentation Couche Tard Class B	24,249
2,000	AltaGas Income Trust	34,098
2,800	Avenir Diversified Income Trust	16,509
800	Bank of Montreal	49,682
1,200	BCE	36,051
400	Bell Aliant Regional Communications Income Fund	9,985
200	Cineplex Galaxy Income Fund	4,046
2,600	CML Healthcare Income Fund	29,253
1,900	Davis & Henderson Income Fund	33,908
4,300	Daylight Resources Trust	47,406
700	Empire Class A	36,506
1,800	EnCana	59,533
682	Enerplus Resources Fund	16,607
1,340	Enerplus Resources Fund (Canada)	32,633
1,400	Ensign Energy Services	18,921
1,000	Genworth MI Canada	28,290
700	Great-West Lifeco	18,997
1,100	Husky Energy	31,087
600	IGM Financial	24,906
605	Keyera Facilities Income Fund	16,228
1,100	Liquor Stores Income Fund	18,710
600	Manitoba Telecom Services	19,195
2,200	Mullen Group	33,111
900	North West Fund	16,611
4,100	Paramount Energy Trust	20,381
800	Parkland Income Fund	9,150
2,300	Penn West Energy Trust	46,344
3,200	Peyto Energy Trust	41,736
1,200	Power Corp. of Canada	33,287
900	TELUS	33,293
1,600	TMX Group	45,737
700	Toronto-Dominion Bank	52,023
900	Vicwest Income Fund	14,963
2,500	Westshore Terminals Income Fund	41,589
2,500	Yellow Pages Income Fund	16,759

The accompanying notes are an integral part of the financial statements.

1,100	Zargon Energy Trust	22,284
		1,091,336
	Chile — 0.5%
2,378	Administradora de Fondos de Pensiones Provida	7,496
45,416	Enersis	18,168
19,905	Inversiones Aguas Metropolitanas	26,095
73,050	Madeco	4,288
		56,047
	China — 0.4%
59,000	Bank of China Class H (2)	30,374
10,000	Great Wall Technology (2)	5,393
6,000	Harbin Power Equipment (2)	4,695
37,000	Honghua Group (2)	6,452
		46,914
	Czech Republic — 0.2%
1,215	Telefonica O2 Czech Republic (2)	26,945

	Denmark — 0.2%
464	D/S Norden (2)	21,301

	Finland — 2.2%
1,489	Elisa (2)	28,502
809	Kesko B Shares (2)	31,363
2,638	Orion (2)	49,977
4,108	Pohjola Bank Class A (2)	44,869
1,995	Sampo (2)	49,039
990	Wartsila (2)	50,411
		254,161
	France — 6.6%
2,182	ABC Arbitrage (2)	19,969
2,178	AXA (2)	43,284
679	BNP Paribas (2)	46,640
588	Bouygues (2)	29,136
972	Carrefour (2)	47,643
282	Casino Guichard Perrachon (2)	24,894
202	Cegid Group (2)	5,499
243	Ciments Francais (2)	24,547
566	CNP Assurances (2)	47,646
2,967	Credit Agricole (2)	42,415
94	Esso Francaise (2)	12,550
74	Fonciere Des Regions REIT (2)	7,658
1,898	France Telecom (2)	41,552
664	GDF Suez (2)	23,615
1,186	Generale de Sante (2)	20,538
484	Nexity (2)	17,682
922	Rallye (2)	33,921
693	Sanofi-Aventis (2)	47,277
2,011	SCOR (2)	47,439
886	Societe Generale (2)	47,314
386	Sword Group (2)	13,257
715	Total (2)	38,903
108	Total Gabon (2)	42,446
200	Vinci (2)	11,146
1,676	Vivendi (2)	43,967
		780,938
	Germany — 3.6%
414	Allianz (2)	47,465
798	BASF (2)	46,396
300	Bechtle (2)	8,947
462	Deutsche Bank (2)	32,248
1,449	Deutsche Lufthansa (2)	24,097
3,349	Deutsche Telekom	43,607
686	E.ON (2)	25,299
174	EnBW Energie Baden-Wuerttemberg (2)	9,014
288	Generali Deutschland Holding (2)	32,724
12	KSB	7,514
773	Metro (2)	46,473
320	Muenchener Rueckversicherungs (2)	45,101
426	Sixt (2)	12,606
1,197	SQS Software Quality Systems (2)	3,618
493	Wincor Nixdorf (2)	33,531
		418,640
	Greece — 0.9%
1,341	Eurobank Properties Real Estate Investment REIT (2)	10,108
3,232	Hellenic Telecommunications Organization (2)	35,650
3,581	Mytilineos Holdings (2)	22,100
1,842	OPAP (2)	37,414
		105,272
	Guernsey — 0.0%
3,969	IRP Property Investments Limited (2)	4,940

	Hong Kong — 1.8%
28,000	Champion REIT (2)	13,023
133,644	Champion Technology Holdings (2)	4,429
4,000	China Mobile (2)	39,158
8,000	China Pharmaceutical Group (2)	5,838
16,000	China Ting Group Holdings (2)	2,923
60,000	Fushan International Energy Group (2)	42,150
13,000	Goldlion Holdings (2)	4,574

The accompanying notes are an integral part of the financial statements.

57,000	GZI Real Estate Investment Trust (2)	24,571
22,000	Lerado Group Holdings (2)	3,345
28,000	Norstar Founders Group (1) (2) (3)	—
26,000	Public Financial Holdings (2)	13,616
68,000	Shenzhen Investment (2)	20,675
21,000	Sunlight REIT (2)	5,167
15,000	TAI Cheung Holdings (2)	8,945
5,200	Transport International Holdings (2)	18,332
		206,746
	Hungary — 0.3%
8,579	Magyar Telekom Telecommunications (2)	30,589

	Indonesia — 0.5%
95,000	Bank Bukopin (2)	6,355
75,000	Bumi Resources (2)	19,257
5,000	Indo Tambangraya Megah (2)	21,413
47,500	Timah (2)	13,987
		61,012
	Ireland — 0.4%
3,548	Anglo Irish Bank (1) (2) (3)	—
944	DCC (2)	25,219
7,529	United Drug (2)	26,258
		51,477
	Israel — 1.0%
15,496	Bezeq Israeli Telecommunication (2)	37,876
1,094	Cellcom Israel (2)	33,535
206	IDB Holding (2)	6,252
9,003	Israel Discount Bank Class A (1) (2)	18,381
3,403	Makhteshim-Agan Industries (2)	14,295
626	Partner Communications (2)	12,293
		122,632
	Italy — 2.3%
15,636	Banca Monte dei Paschi di Siena (2)	21,650
725	Banco di Sardegna (2)	10,501
3,327	BasicNet (2)	12,713
1,551	Buzzi Unicem (2)	23,059
2,182	Caltagirone (2)	6,707
1,992	Finmeccanica (2)	25,522
2,685	Intek (2)	1,995
1,840	MARR (2)	17,049
2,381	Milano Assicurazioni (2)	5,657
1,256	Piccolo Credito Valtellinese Scarl (2)	7,871
6,199	Recordati (2)	46,630
6,992	Snam Rete Gas (2)	33,207
15,621	Telecom Italia (2)	21,840
5,994	Terna Rete Elettrica Nazionale (2)	24,298
935	Unione di Banche Italiane (2)	11,579
		270,278
	Japan — 21.8%
3,300	Airport Facilities (2)	16,778
200	Alconix (2)	7,895
4,000	Ando (2)	6,011
2,100	AOKI Holdings (2)	29,625
2,000	Aoyama Trading (2)	34,611
1,500	Arcs (2)	20,131
6	Asax (2)	7,278
1,200	Astellas Pharma (2)	42,025
1,000	Autobacs Seven (2)	35,064
900	Capcom (2)	18,161
1,200	Century Tokyo Leasing (2)	15,810
1,300	Charle (2)	4,446
2,000	Chubu Shiryo (2)	17,938
1,600	Chubu Steel Plate (2)	10,393
3,000	Chugoku Marine Paints (2)	22,470
2,500	Circle K Sunkus (2)	35,337
3,000	COMSYS Holdings (2)	28,121
700	Cosmos Pharmaceutical (2)	14,768
2,200	Create SD Holdings (2)	43,649
3	DA Office Investment REIT (2)	7,586
1,100	Daiichikosho (2)	14,599
300	Daikoku Denki (2)	5,334
2,000	Daimei Telecom Engineering (2)	16,248
11,000	Daishi Bank (2)	37,144
3,000	Daiwa Industries (2)	15,400
1,100	Eisai (2)	37,602
700	Excel (2)	9,693
500	FP (2)	23,021
600	Fuji (2)	2,170
600	Fuji Electronics (2)	7,669
800	Fukuda Denshi (2)	19,062
3,000	Hanwa (2)	12,802
2,700	Heiwa (2)	26,111
700	Hikari Tsushin (2)	14,100
2,800	Hitachi Capital (2)	42,284
2,000	Hosiden (2)	25,261
2,500	IT Holdings (2)	35,768
2,000	ITC Networks (2)	10,973
6,000	ITOCHU (2)	51,990
4	Japan Excellent REIT (2)	20,843
3	Japan Hotel and Resort REIT (2)	5,845
4	JAPAN OFFICE Investment REIT (2)	3,854
16	Japan Prime Realty Investment REIT Class A (2)	38,141

The accompanying notes are an integral part of the financial statements.

6,000	Japan Radio (2)	15,816
9	Japan Retail Fund Investment REIT (2)	12,115
4	Joint REIT Investment (2)	11,884
3,210	JX Holdings (1)	17,909
6,000	Kagoshima Bank (2)	39,486
10,000	Kajima (2)	25,413
4,000	Kandenko (2)	26,106
6,000	Kaneka (2)	37,871
1,100	Kansai Electric Power (2)	24,479
2,000	Kasumi (2)	10,254
1,300	Kato Sangyo (2)	20,231
2,000	Kawasumi Laboratories (2)	14,854
10	KDDI (2)	48,223
2,000	Kyodo Printing (2)	5,830
1,000	Kyorin (2)	14,383
4,000	Kyowa Exeo (2)	32,991
500	Lawson (2)	22,078
3,000	Lion (2)	14,958
3,000	Maeda Road Construction (2)	25,719
8,000	Marubeni (2)	47,210
1,000	Megachips (2)	14,679
3,000	Meisei Industrial (2)	9,155
4	MID REIT (2)	10,157
9,900	Mitsubishi UFJ Financial Group (2)	51,597
44	Mitsui Knowledge Industry (2)	7,959
2,000	Mitsui-Soko (2)	8,141
15	Money Partners Group (2)	5,323
600	Muto Seiko (2)	7,329
1,000	Namura Shipbuilding (2)	5,329
1,100	NEC Capital Solutions (2)	15,131
600	NEC Mobiling (2)	15,177
1,700	NEC Networks & System Integration (2)	20,801
8,000	Nichirei (2)	31,718
2,000	Nihon Shokuhin Kako (2)	14,060
5,000	Nihon Spindle Manufacturing (2)	9,100
5,000	Nippon Steel Trading (2)	13,425
1,200	Nippon Telegraph & Telephone (2)	48,852
15,000	Nishi-Nippon City Bank (2)	43,175
1,000	Nisshin Oillio Group (2)	5,271
8	Nomura Real Estate Office Fund REIT(2)	45,047
16	NTT Data (2)	57,777
33	NTT DoCoMo (2)	51,349
600	Okabe (2)	2,290
7	Okinawa Cellular Telephone (2)	13,815
800	Ono Pharmaceutical (2)	33,145
4	Orix JREIT (2)	19,575
13,000	Osaka Gas (2)	45,246
22	Pacific Golf Group International Holdings (2)	15,534
800	Pack (2)	13,368
600	Ryosan (2)	16,001
2,000	S Foods (2)	16,905
3,000	San-Ai Oil (2)	13,777
5,000	San-In Godo Bank (2)	38,320
2,000	Sankyu (2)	9,100
700	Sanshin Electronics (2)	6,558
1,000	Sekisui Jushi (2)	9,253
900	Seven & I Holdings (2)	23,018
1,800	Shinko Plantech (2)	16,677
2,600	Shinnihon (2)	7,555
4,000	Shinsho (2)	9,009
3,000	Showa Sangyo (2)	9,245
700	Siix (2)	8,980
2,100	Sojitz (2)	3,788
1,100	SRA Holdings (2)	10,531
20	SRI Sports (2)	19,712
4,600	Sumitomo (2)	55,402
600	Sumitomo Mitsui Financial Group (2)	19,846
4,000	Taihei Kogyo (2)	16,647
11,000	Taisei (2)	25,065
1,200	Takeda Pharmaceutical (2)	51,531
7	T-Gaia (2)	11,484
13,000	Toa (2)	15,747
3,000	Tokyo Tekko (2)	9,043
4,720	Tokyu Construction (2)	13,415
5	Tokyu REIT (2)	26,274
3,000	Toppan Forms (2)	33,015
6,000	Toshiba TEC (2)	24,908
8,000	Toyo Kanetsu (2)	17,100
2,000	Valor (2)	16,217
3,000	Yokohama Reito (2)	21,508
		2,570,977
	Malaysia — 0.8%
15,400	Affin Holdings (2)	14,456
9,400	Hong Leong Financial Group (2)	25,519
7,600	Petronas Dagangan (2)	21,559
11,200	RHB Capital (2)	21,611
28,000	TA Enterprise (2)	6,011
5,800	YTL Power International (2)	3,977
		93,133
	Malta — 0.0%
22,416	BGP Holdings (1) (2) (3)	—

The accompanying notes are an integral part of the financial statements.

	Netherlands — 3.2%
1,195	Brit Insurance Holdings (2)	14,481
779	Koninklijke DSM (2)	34,797
2,616	Koninklijke KPN (2)	39,249
1,753	Mediq (2)	32,508
784	Nutreco Holding (2)	49,054
1,331	Royal Dutch Shell (2)	41,766
1,363	Royal Dutch Shell A Shares (2)	42,444
1,632	Royal Dutch Shell B Shares (2)	49,191
1,162	Sligro Food Group (2)	39,103
446	Vastned Offices/Industrial REIT (2)	6,807
235	Vastned Retail REIT (2)	13,629
105	Wereldhave REIT (2)	8,780
		371,809
	New Zealand — 0.1%
13,956	Air New Zealand (2)	13,745
8,052	ING Property Trust REIT (2)	4,507
		18,252
	Norway — 2.8%
2,917	Aker Solutions (2)	48,766
1,800	Austevoll Seafood (1) (2)	14,329
550	Bonheur (2)	16,016
1,350	Fred Olsen Energy (2)	49,393
1,800	Kongsberg Gruppen (2)	35,417
1,400	Leroy Seafood Group (2)	33,225
3,916	SpareBank 1 SMN (2)	32,139
1,148	Sparebank 1 SR Bank (2)	10,482
420	Sparebanken More (2)	13,546
1,507	StatoilHydro (2)	36,451
2,300	Telenor (1) (2)	32,708
1,400	Veidekke (2)	11,719
		334,191
	Philippines — 0.7%
1,100	Globe Telecom (2)	23,671
17,000	Metropolitan Bank & Trust (2)	20,016
600	Philippine Long Distance Telephone ADR	33,744
4,300	Union Bank of Philippines (2)	4,379
		81,810
	Poland — 0.6%
1,297	KGHM Polska Miedz (2)	48,380
3,752	Telekomunikacja Polska (2)	20,409
313	Zaklady Azotowe Pulawy (2)	7,077
		75,866
	Portugal — 0.4%
2,426	Banco Espirito Santo (2)	11,614
3,852	Portugal Telecom (2)	39,204
		50,818
	Russia — 0.3%
700	Mobile Telesystems ADR	38,675

	Singapore — 2.5%
35,000	Aztech Group (2)	5,924
17,000	Beyonics Technology (2)	3,112
24,000	Boustead Singapore (2)	14,401
8,000	CapitaCommercial Trust REIT (2)	6,997
30,000	CH Offshore (2)	14,383
19,000	CSE Global (2)	14,420
2,000	DBS Group Holdings (2)	22,025
18,000	Hi-P International (2)	8,789
9,000	Hong Leong Asia (2)	31,208
2,000	Jardine Cycle & Carriage (2)	43,981
18,000	Jurong Technologies Industrial (1) (2) (3)	—
30,000	Mapletree Logistics Trust REIT (2)	19,113
18,800	MobileOne (2)	29,167
11,000	SembCorp Industries (2)	33,463
23,000	StarHub (2)	39,045
9,000	UOB-Kay Hian Holdings (2)	11,472
		297,500
	South Africa — 0.6%
746	Allied Technologies (2)	7,183
2,353	Aveng (2)	11,816
2,991	Grindrod (2)	6,627
3,798	Metropolitan Holdings (2)	8,681
537	Palabora Mining (2)	9,445
1,221	Spar Group (2)	12,668
4,248	Steinhoff International Holdings (1) (2)	11,603
		68,023
	South Korea — 1.5%
860	Daesang Holdings (2)	2,525
460	Daewoo Shipbuilding & Marine Engineering (2)	8,743
840	Daishin Securities (2)	11,183
504	DK UIL (2)	2,376
180	Global & Yuasa Battery (2)	4,584
1,530	Hanil E-Wha (2)	8,793
490	Hanyang Securities (2)	4,254
210	Husteel (2)	3,055
70	Hyundai Mipo Dockyard (2)	9,859
1,000	INFAC (2)	2,876
160	INTOPS (2)	2,762
450	ISU Chemical (2)	5,598

The accompanying notes are an integral part of the financial statements.

2,610	IsuPetasys (2)	7,144
530	Jinheung Mutual Savings Bank (2)	1,903
930	Kodenshi Korea (2)	3,432
190	Kolon Engineering & Construction (2)	772
190	Kyeryong Construction Industrial (2)	2,664
1,050	LG Display (2)	44,669
60	Nexen (2)	2,441
86	Nong Shim Holdings (2)	4,936
390	Poongsan Holdings (2)	8,267
110	Pusan City Gas (2)	1,981
1,100	SK Telecom ADR	20,361
238	Thinkware Systems (2)	3,229
240	Youngone Holdings (2)	7,078
		175,485
	Spain — 3.1%
2,619	Almirall (2)	28,367
2,679	Banco Bilbao Vizcaya Argentaria (2)	35,236
6,672	Banco de Sabadell (2)	33,854
3,062	Banco Santander Central Hispano	38,936
825	Caja de Ahorros del Mediterraneo (2)	6,601
6,042	Criteria Caixacorp (2)	30,133
831	Enagas (2)	16,666
359	Financiera Alba (2)	17,302
2,685	Grifols (2)	33,994
9,049	Mapfre (2)	29,620
540	Miquel y Costas & Miquel (2)	12,164
1,766	Repsol (2)	41,467
1,685	Telefonica (2)	38,142
		362,482
	Sweden — 2.5%
400	AddTech (2)	6,843
1,467	Axfood (2)	41,941
3,495	Boliden (2)	48,114
1,000	D Carnegie (1) (2) (3)	—
846	Fabege (2)	5,256
1,300	NCC Class B Shares (2)	20,062
3,158	Nordea Bank (2)	30,828
3,074	Peab (2)	18,685
2,055	Securitas Class B (2)	21,653
3,673	Svenska Cellulosa B Shares (2)	47,887
7,773	TeliaSonera (2)	53,308
		294,577
	Switzerland — 3.4%
600	Baloise Holding (2)	47,260
679	BB Biotech (2)	42,441
144	Bellevue Group (2)	5,083
246	Compagnie Financiere Tradition (2)	27,449
890	Credit Suisse Group (2)	40,862
71	Galenica (2)	27,619
143	Helvetia Holding (2)	43,710
908	Novartis (2)	46,309
301	Roche Holding (2)	47,540
137	Sulzer (2)	13,589
59	Valora Holding (2)	14,827
218	Zurich Financial Services (2)	48,345
		405,034
	Taiwan — 2.3%
4,000	Altek (2)	6,703
11,000	Asustek Computer (2)	21,229
7,000	Audix (2)	5,565
1,767	Chunghwa Telecom ADR	34,492
20,000	Compal Electronics (2)	27,820
6,000	Coretronic (2)	9,105
11,000	CTCI (2)	11,755
6,000	Feng TAY Enterprise (2)	6,521
1,600	Himax Technologies ADR	5,008
21,505	Inventec (2)	12,410
6,000	Maxtek Technology (2)	8,823
3,000	MIN AIK Technology (2)	5,223
3,150	Promate Electronic (2)	2,688
11,907	Quanta Computer (2)	22,402
5,000	Shih Wei Navigation (2)	6,839
25,130	Sinon (2)	11,105
30,000	Taiwan Cooperative Bank (2)	18,294
4,000	Taiwan Navigation (2)	5,224
10,000	Taiwan Sogo Shin Kong SEC (2)	7,535
6,000	Ttet Union (2)	7,854
4,000	U-Ming Marine Transport (2)	8,269
8,000	Weikeng Industrial (2)	5,908
8,000	Wistron (2)	15,385
4,000	Yufo Electronics (2)	5,025
		271,182
	Thailand — 1.4%
18,400	Bangchak Petroleum (2)	7,829
5,100	Bangkok Bank (2)	18,688
4,100	Bangkok Bank (2)	14,585
14,200	Bangkok Expressway (2)	8,271
57,300	Charoen Pokphand Foods (2)	27,270
8,000	Hana Microelectronics (2)	5,845
7,300	Kiatnakin Bank (2)	5,992
25,300	Lanna Resources (2)	12,187
45,800	MCS Steel (2)	8,003
13,700	Padaeng Industry (2)	9,807
5,100	Precious Shipping (2)	2,906
18,400	Property Perfect (2)	2,155

The accompanying notes are an integral part of the financial statements.

14,800	SC Asset (2)	4,780
1,700	Siam Makro (2)	5,157
11,800	Thai Plastic & Chemical (2)	6,500
15,600	Thai Union Frozen Products (2)	18,259
5,900	Thanachart Capital (2)	4,100
		162,334
	Turkey — 0.6%
3,343	Anadolu Sigorta (2)	3,137
105	Bagfas Bandirma Gubre Fabrik (1) (2)	8,618
3,204	Tofas Turk Otomobil Fabrikasi (2)	13,436
572	Tupras Turkiye Petrol Rafine (2)	12,721
4,298	Turk Hava Yollari (2)	14,212
4,390	Turk Telekomunikasyon	16,373
		68,497
	United Kingdom — 10.8%
7,347	Amlin (2)	42,027
5,315	Anglo Pacific Group (2)	19,741
2,043	Arriva (2)	23,797
1,171	AstraZeneca (2)	51,731
3,019	Atkins WS (2)	32,658
8,868	Aviva (2)	46,869
3,053	BAE Systems (2)	15,998
6,278	Balfour Beatty (2)	26,567
6,061	Beazley (2)	10,511
5,355	BP (2)	46,695
5,690	Brewin Dolphin Holdings (2)	12,434
24,853	Chaucer Holdings (2)	18,865
4,631	Chesnara (2)	15,857
3,419	Chime Communications (2)	10,422
5,828	Cineworld Group	17,607
4,409	Computacenter (2)	21,971
3,927	Davis Service Group (2)	25,705
6,719	Delta (2)	18,877
11,800	Dimension Data Holdings (2)	16,370
3,775	Drax Group (2)	20,828
7,735	Fiberweb (2)	6,325
7,196	Filtrona (2)	25,254
5,307	Game Group (2)	7,722
2,359	GlaxoSmithKline (2)	43,775
2,169	Hill & Smith Holdings (2)	11,958
7,884	Home Retail Group (2)	33,050
1,649	Interior Services Group (2)	4,578
10,101	International Power (2)	51,117
2,521	Interserve (2)	8,503
3,516	Investec (2)	27,802
4,831	J Sainsbury (2)	24,891
1,407	Keller Group (2)	15,581
39,000	Legal & General Group (2)	50,702
13,605	Man Group (2)	50,215
2,662	National Grid (2)	25,664
2,042	Pearson (2)	32,626
6,372	Prudential (2)	55,930
3,473	Raymarine (1)	903
2,490	Robert Wiseman Dairies (2)	17,773
9,322	RSA Insurance Group (2)	17,250
3,427	Severfield-Rowen (2)	11,439
12,721	Standard Life (2)	38,692
4,400	Tanjong (2)	24,638
5,532	Tate & Lyle (2)	38,502
7,772	Tesco (2)	51,538
21,528	Vodafone Group (2)	47,692
2,948	Wincanton (2)	10,589
2,971	WPP (2)	31,492
1,140	WSP Group (2)	6,093
		1,267,824
	TOTAL COMMON STOCK (Cost $11,210,528)	11,483,490

	PREFERRED STOCK — 1.0%
	Brazil — 0.4%
1,200	Banco Daycoval	6,789
300	Cia Energetica do Ceara Class A	4,489
620	Eletropaulo Metropolitana Eletricidade de Sao Paulo Class B	13,763
500	Ultrapar Participacoes	23,583
		48,624
	Germany — 0.6%
28	KSB (2)	17,320
533	Volkswagen (2)	51,497
		68,817
	TOTAL PREFERRED STOCK (Cost $111,165)	117,441

	WARRANTS — 0.0%
	France — 0.0%
74	Fonciere Des Regions, Expires 12/31/10 (1)	70

	Italy — 0.0%
1,002	KME Group, Expires 01/02/12 (1)	28
2,105	Mediobanca, Expires 03/20/11 (1)	185
935	Unione di Banche Italiane, Expires 06/30/11 (1)	38
		251
	TOTAL WARRANTS (Cost $—)	321

The accompanying notes are an integral part of the financial statements.

	SHORT-TERM INVESTMENT (4) — 1.0%
115,688	JPMorgan Prime Money Market Fund, 0.030% (Cost $115,688)	115,688
	TOTAL INVESTMENTS — 99.5% (Cost $11,437,381)	11,716,940
	OTHER ASSETS LESS LIABILITIES — 0.5%	56,178
	NET ASSETS — 100%	$11,773,118

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Security considered illiquid. On April 30, 2010 the value of these securities amounted to $0, representing 0.0% of the net assets of the Fund.
(4)	The rate shown represents the 7-day current yield as of April 30, 2010.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of April 30, 2010, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Australia	$—	$488,358	$—	$488,358
Austria	—	79,089	—	79,089
Belgium	—	183,243	—	183,243
Bermuda	—	80,714	—	80,714
Brazil	94,389	—	—	94,389
Canada	1,091,336	—	—	1,091,336
Chile	56,047	—	—	56,047
China	—	46,914	—	46,914
Czech Republic	—	26,945	—	26,945
Denmark	—	21,301	—	21,301
Finland	—	254,161	—	254,161
France	—	780,938	—	780,938

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Investments in Securities — (continued)
Common Stock — (continued)
Germany	$51,121	$367,519	$—	$418,640
Greece	—	105,272	—	105,272
Guernsey	—	4,940	—	4,940
Hong Kong	—	206,746	—	206,746
Hungary	—	30,589	—	30,589
Indonesia	—	61,012	—	61,012
Ireland	—	51,477	—	51,477
Israel	—	122,632	—	122,632
Italy	—	270,278	—	270,278
Japan	17,909	2,553,068	—	2,570,977
Malaysia	—	93,133	—	93,133
Malta	—	—	—	—
Netherlands	—	371,809	—	371,809
New Zealand	—	18,252	—	18,252
Norway	—	334,191	—	334,191
Phillippines	33,744	48,066	—	81,810
Poland	—	75,866	—	75,866
Portugal	—	50,818	—	50,818
Russia	38,675	—	—	38,675
Singapore	—	297,500	—	297,500
South Africa	—	68,023	—	68,023
South Korea	20,361	155,124	—	175,485
Spain	38,936	323,546	—	362,482
Sweden	—	294,577	—	294,577
Switzerland	—	405,034	—	405,034
Taiwan	39,500	231,682	—	271,182
Thailand	—	162,334	—	162,334
Turkey	16,373	52,124	—	68,497
United Kingdom	18,510	1,249,314	—	1,267,824
	1,516,901	9,966,589	—	11,483,490
Preferred Stock
Brazil	48,624	—	—	48,624
Germany	—	68,817	—	68,817
	48,624	68,817	—	117,441
Warrants
France	70	—	—	70
Italy	251	—	—	251
	321	—	—	321

Short-Term Investment	115,688	—	—	115,688

Total Investments in Securities	$1,681,534	$10,035,406	$—	$11,716,940

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Market Equity Fund

Schedule of Investments

April 30, 2010 (unaudited)

Shares		Value $

	COMMON STOCK — 92.4%
	Brazil — 11.3%
52,338	Banco Bradesco ADR	974,534
139,100	BM&FBOVESPA	916,659
36,100	BR Malls Participacoes (1)	457,925
39,608	BRF - Brasil Foods	517,924
36,800	BRF - Brasil Foods ADR	491,280
16,200	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	1,109,862
3,700	Cia de Bebidas das Americas ADR	361,860
19,989	Cia de Concessoes Rodoviarias	460,178
57,177	Cia Energetica de Minas Gerais ADR	923,409
30,426	Estacio Participacoes	355,481
67,800	Gerdau ADR	1,111,920
156,955	Itau Unibanco Holding ADR	3,402,784
23,000	Petroleo Brasileiro	486,210
54,000	Petroleo Brasileiro ADR	2,291,220
1,978	Tele Norte Leste Participacoes ADR	29,393
7,600	Vale	231,521
32,100	Vale ADR	983,223
32,642	Vivo Participacoes ADR	864,034
		15,969,417
	China — 9.9%
980,000	Bank of China Class H (2)	504,512
4,003,000	China Construction Bank Class H (2)	3,250,873
140,000	China Life Insurance Class H	644,659
213,600	China Pacific Insurance Group	892,774
340,500	China Shenhua Energy Class H (2)	1,461,192
206,000	China Shipping Container Lines (1) (2)	85,501
460,000	Golden Eagle Retail Group (2)	886,137
840,000	Hidili Industry International Development (2)	915,583
2,062,000	Industrial & Commercial Bank of China Class H (2)	1,502,951
560,000	Jiangsu Expressway Class H (2)	525,837
359,000	Parkson Retail Group (2)	586,372
300	Perfect World ADR (1)	10,041
201,000	Ping An Insurance Group of China Class H (2)	1,720,808
155,817	Shanghai Lujiazui Finance & Trade Zone Development Class B (2)	254,361
32,400	Tencent Holdings (2)	670,067
		13,911,668
	Egypt — 1.9%
84,383	Commercial International Bank (2)	1,130,578
77,731	Egyptian Financial Group-Hermes Holding (2)	500,500
15,999	Orascom Construction Industries (2)	778,337
177,075	Orascom Telecom Holding SAE (2)	230,458
		2,639,873
	Hong Kong — 7.2%
87,000	Beijing Enterprises Holdings (2)	560,535
651,000	Belle International Holdings (2)	892,696
310,000	China Mengniu Dairy (2)	929,990
296,000	China Merchants Holdings International (2)	1,028,294
132,500	China Mobile (2)	1,297,107
4,700	China Mobile ADR	229,830
184,000	China Overseas Land & Investment (2)	357,298
208,000	China Resources Power Holdings (2)	421,693
1,800,000	CNOOC (2)	3,166,292
700	CNOOC ADR	123,144
2,571,140	Franshion Properties China (2)	730,180
385,000	Poly Hong Kong Investments (2)	379,171
		10,116,230
	Hungary — 0.6%
2,606	Magyar Telekom Telecommunications (2)	9,292
23,149	OTP Bank (2)	815,398
		824,690
	India — 5.2%
12,600	HDFC Bank ADR	1,878,912
30,300	Infosys Technologies ADR	1,814,364
23,300	Larsen & Toubro GDR	848,302
48,050	Mahindra & Mahindra GDR	569,916
48,650	Reliance Industries GDR (2) (4)	2,250,263
		7,361,757
	Indonesia — 3.6%
2,428,000	Adaro Energy (2)	582,250
2,202,500	Bank Mandiri (2)	1,395,507
490,000	Indocement Tunggal Prakarsa (2)	849,439
2,178,500	Perusahaan Gas Negara (2)	978,825
495,500	Perusahaan Perkebunan London Sumatra Indonesia (2)	524,509
376,000	United Tractors (2)	803,915
		5,134,445
	Israel — 0.0%
2,181	Bank Hapoalim (1) (2)	8,788
14,909	Bezeq Israeli Telecommunication (2)	36,442

The accompanying notes are an integral part of the financial statements.

1,754	Israel Chemicals (2)	21,011
		66,241
	Malaysia — 2.8%
389,500	Bumiputra-Commerce Holdings (2)	1,725,246
398,500	IJM (2)	613,756
221,400	Kuala Lumpur Kepong (2)	1,142,464
452,400	PLUS Expressways (2)	486,765
		3,968,231
	Mexico — 4.2%
57,300	America Movil, Series L ADR	2,949,804
415,000	Grupo Financiero Banorte	1,724,108
449,400	Grupo Mexico, Series B	1,186,610
		5,860,522
	Peru — 0.5%
24,400	Southern Copper	746,152

	Russia — 7.8%
175,343	Gazprom ADR	4,083,738
32,500	LUKOIL ADR	1,865,500
11,600	Mechel ADR	298,120
34,666	MMC Norilsk Nickel ADR (2)	654,311
27,200	Mobile Telesystems ADR	1,502,800
3,750	NovaTek GDR (2)	280,958
138,750	Rosneft Oil GDR (2)	1,110,404
186	Sberbank GDR (2)	50,035
46,250	Severstal GDR (2)	622,242
23,750	Uralkali GDR (2)	505,863
		10,973,971
	South Africa — 4.2%
70,995	ABSA Group (2)	1,340,331
18,763	African Rainbow Minerals (2)	503,268
153,817	Aveng (2)	772,447
44,108	Impala Platinum Holdings (2)	1,246,582
25,852	JD Group (2)	152,975
6,024	Naspers N Shares (2)	243,348
94,545	Raubex Group (2)	296,742
85,895	Standard Bank Group (2)	1,326,513
		5,882,206
	South Korea — 16.3%
57,180	Daegu Bank (2)	756,004
13,187	GS Engineering & Construction (2)	997,112
33,900	Hana Financial Group (2)	1,054,751
8,204	Hyundai Department Store (2)	733,588
20,606	Hyundai Motor (2)	2,513,839
14,140	Korea Electric Power (2)	429,100
6,525	LG Chem (2)	1,650,535
21,640	LG Display (2)	920,607
15,297	LG Electronics (2)	1,668,473
2,914	LG Household & Health Care (2)	796,469
75,540	LG Telecom (2)	569,969
3,413	POSCO (2)	1,530,987
7,959	Samsung Electronics (2)	6,053,448
758	Samsung Electronics GDR (2) (4)	289,508
36,360	Shinhan Financial Group (2)	1,547,157
1,851	Shinsegae (2)	848,917
5,308	SK Energy (2)	578,525
		22,938,989
	Taiwan — 8.6%
618,000	Asustek Computer (2)	1,192,708
64,200	AU Optronics ADR	744,078
157,000	Catcher Technology (2)	414,574
403,000	Cathay Financial Holding (2)	645,393
43,800	Cathay Financial Holding GDR (1)	705,819
1,136,966	China Steel (2)	1,210,919
17,000	China Steel GDR	363,457
670,000	Far Eastern New Century (2)	727,620
190,000	HON HAI Precision Industry (2)	892,758
184,364	HON HAI Precision Industry GDR	1,747,273
703,000	Siliconware Precision Industries (2)	862,179
601,139	Taiwan Semiconductor Manufacturing (2)	1,177,541
139,484	Taiwan Semiconductor Manufacturing ADR	1,477,136
		12,161,455
	Thailand — 3.9%
370,300	Bangkok Bank (2)	1,356,909
37,700	Banpu NVDR (2)	738,522
539,800	Kasikornbank NVDR (2)	1,492,543
588,500	Land & Houses NVDR (2)	90,666
238,400	PTT (2)	1,870,029
		5,548,669
	Turkey — 4.4%
76,639	Akenerji Elektrik Uretim (1)	194,675
40,137	Anadolu Efes Biracilik Ve Malt Sanayii (2)	497,682
144,310	TAV Havalimanlari Holding (1) (2)	704,696
38,918	Tupras Turkiye Petrol Rafine (2)	865,517
402,529	Turkiye Garanti Bankasi (2)	1,950,720
135,263	Turkiye Halk Bankasi (2)	1,070,628
281,741	Turkiye Is Bankasi Class C (2)	978,820
		6,262,738
	TOTAL COMMON STOCK (Cost $120,464,157)	130,367,254

The accompanying notes are an integral part of the financial statements.

	PREFERRED STOCK — 4.6%
	Brazil — 4.6%
8,779	Bradespar	201,450
11,272	Cia Energetica de Minas Gerais	179,054
1,391	Itau Unibanco Holding	30,166
70,623	Petroleo Brasileiro ADR	2,679,437
24,987	Usinas Siderurgicas de Minas Gerais Class A	816,985
95,800	Vale ADR	2,577,978
500	Vale Class A	13,421
	TOTAL PREFERRED STOCK (Cost $6,008,837)	6,498,491

	EQUITY-LINKED WARRANT (1)(3)(4) — 1.3%
	Russia — 1.3%
677,288	Sberbank Savings Bank of the Russian Federation, Expires 02/28/18	1,794,813
	TOTAL EQUITY-LINKED WARRANT (Cost $1,630,412)	1,794,813

	SHORT-TERM INVESTMENT(5) — 1.5%
2,158,652	JPMorgan Prime Money Market Fund, 0.030% (Cost $2,158,652)	2,158,652
	TOTAL INVESTMENTS — 99.8% (Cost $130,262,058)	140,819,210
	OTHER ASSETS LESS LIABILITIES — 0.2%	323,476
	NET ASSETS — 100%	$141,142,686

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(3)	Securities are not readily marketable.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2010, the value of these securities amounted to $4,334,584, representing 3.1% of the net assets of the Fund.

(5)	The rate shown represents the 7-day current yield as of April 30, 2010.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

NVDR — Non Voting Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

The following is a summary of the inputs used as of April 30, 2010, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Brazil	$15,969,417	$—	$—	$15,969,417
China	1,547,474	12,364,194	—	13,911,668
Egypt	—	2,639,873	—	2,639,873
Hong Kong	352,974	9,763,256	—	10,116,230
Hungary	—	824,690	—	824,690
India	5,111,494	2,250,263	—	7,361,757
Indonesia	—	5,134,445	—	5,134,445
Israel	—	66,241	—	66,241
Malaysia	—	3,968,231	—	3,968,231
Mexico	5,860,522	—	—	5,860,522
Peru	746,152	—	—	746,152
Russia	7,750,158	3,223,813	—	10,973,971
South Africa	—	5,882,206	—	5,882,206
South Korea	—	22,938,989	—	22,938,989
Taiwan	5,037,763	7,123,692	—	12,161,455
Thailand	—	5,548,669	—	5,548,669
Turkey	194,675	6,068,063	—	6,262,738
	42,570,629	87,796,625	—	130,367,254
Preferred Stock
Brazil	6,498,491	—	—	6,498,491

Equity Linked Warrant
Russia	—	1,794,813	—	1,794,813

Short-Term Investment	2,158,652	—	—	2,158,652

Total Investments in Securities	$51,227,772	$89,591,438	$—	$140,819,210

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Opportunities Fund

Schedule of Investments

April 30, 2010 (unaudited)

Shares		Value $

	COMMON STOCK —89.2%
	Auto & Transportation — 2.7%
36,200	Atlas Air Worldwide Holdings (1)	2,000,774
28,300	BorgWarner (1)	1,226,522
33,100	Kansas City Southern (1)	1,342,205
14,000	Thor Industries	499,940
		5,069,441
	Consumer Discretionary — 17.6%
117,000	Ambassadors Group	1,420,380
29,700	American Greetings	729,432
130,000	Arbitron	4,005,300
24,800	ATC Technology (1)	506,912
5,100	Capella Education (1)	462,162
79,300	Central Garden & Pet (1)	890,539
40,600	Central Garden & Pet Class A (1)	419,398
35,800	Children’s Place (1)	1,640,356
98,600	Clear Channel Outdoor Holdings Class A (1)	1,141,788
100,100	Geo Group (1)	2,120,118
97,400	Healthcare Services Group	2,093,126
29,300	Home Inns & Hotels Management ADR (1) (2)	1,021,105
83,900	IESI-BFC (3)	1,642,762
14,200	Lamar Advertising Class A (1)	528,524
101,000	LKQ (1)	2,127,060
64,700	Men’s Wearhouse	1,528,861
38,100	Monster Worldwide (1)	664,083
87,200	Pinnacle Entertainment (1)	1,179,816
55,100	Rent-A-Center (1)	1,422,682
157,400	Scientific Games Class A (1)	2,315,354
75,734	Standard Parking (1)	1,279,147
105,700	Waste Connections (1)	3,783,003
		32,921,908
	Consumer Staples — 5.6%
19,300	Boston Beer Class A (1)	1,100,293
22,400	Diamond Foods	956,704
59,400	Nash Finch	2,080,188
72,400	NBTY (1)	2,945,232
58,700	Sanderson Farms	3,326,529
		10,408,946
	Financial Services — 12.9%
13,047	Argo Group International Holdings (1)	430,421
121,100	Broadpoint Gleacher Securities (1)	518,308
125,600	Brookline Bancorp	1,380,344
92,720	CVB Financial	1,020,847
41,500	Euronet Worldwide (1)	661,095
101,000	Genpact (1)	1,704,880
21,608	Health Care REIT	970,848
51,000	Hilltop Holdings (1)	598,230
24,750	Hudson Valley Holding	621,225
27,100	Investment Technology Group (1)	470,727
96,700	Investors REIT	844,191
53,200	Knight Capital Group (1)	827,260
53,800	Lazard LP Class A	2,079,908
12,000	MB Financial	294,000
40,700	National Retail Properties REIT	957,671
134,900	Ocwen Financial (1)	1,558,095
52,400	Old National Bancorp	702,684
34,600	Pebblebrook Hotel Trust REIT(1)	681,620
13,100	Primerica (1)	310,732
76,900	Redwood Trust REIT	1,282,692
42,800	Reinsurance Group of America	2,209,764
26,100	Simmons First National	732,888
28,500	Texas Capital Bancshares (1)	567,150
33,400	Westamerica Bancorporation	1,962,918
24,300	World Acceptance (1)	857,304
		24,245,802
	Health Care — 15.0%
24,700	Affymax (1)	588,848
45,500	Alimera Sciences (1)	498,680
49,400	Alphatec Holdings (1)	329,992
29,000	Amedisys (1)	1,669,820
48,400	AMERIGROUP (1)	1,754,016
35,000	Bruker (1)	535,150
51,200	Centene (1)	1,172,480
26,100	Cepheid (1)	521,739
48,300	Cooper	1,878,387
13,000	DynaVox (1)	184,600
12,700	Eclipsys (1)	262,636
34,300	Emergency Medical Services (1)	1,813,784
31,400	Haemonetics (1)	1,816,804
54,400	Health Management Associates (1)	507,008
31,600	HMS Holdings (1)	1,690,600
118,600	Inspire Pharmaceuticals (1)	812,410
150,000	Lexicon Pharmaceuticals (1)	241,500
12,400	Luminex (1)	201,624
30,300	Masimo	709,323
50,000	Omnicare	1,389,500
19,300	Onyx Pharmaceuticals (1)	557,191
101,100	PSS World Medical (1)	2,368,773
55,100	Seattle Genetics (1)	694,260
121,500	Sun Healthcare Group (1)	1,086,210
41,400	Team Health Holdings (1)	650,808
11,500	Techne	761,875
86,200	Vivus (1)	878,378
28,300	Volcano (1)	679,766

The accompanying notes are an integral part of the financial statements.

42,100	West Pharmaceutical Services	1,761,885
		28,018,047
	Materials & Processing — 5.3%
5,900	AMCOL International	169,566
33,500	Apogee Enterprises	460,290
43,100	Cabot	1,402,474
6,900	Clean Harbors (1)	437,667
83,900	Graham Packaging (1)	1,009,317
48,800	Metals USA Holdings (1)	876,448
60,300	Olin	1,266,300
37,600	Pan American Silver (3)	995,648
16,900	Royal Gold	864,942
50,700	Sonoco Products	1,679,691
70,300	Wausau Paper (1)	622,155
		9,784,498
	Other Energy — 5.7%
52,800	Goodrich Petroleum (1)	893,904
80,600	Helix Energy Solutions Group (1)	1,175,148
34,800	Penn Virginia	887,748
291,600	Ram Power (1) (3)	803,701
86,400	St. Mary Land & Exploration	3,476,736
62,500	STR Holdings (1)	1,441,250
74,200	Superior Energy Services (1)	2,007,852
		10,686,339
	Producer Durables — 6.5%
37,300	AAR (1)	909,374
42,600	Arkansas Best	1,297,596
17,500	Baldor Electric	672,175
31,400	Compass Diversified Holdings	455,928
46,900	EnPro Industries (1)	1,481,102
36,500	ESCO Technologies	1,126,025
27,000	FEI (1)	607,500
25,100	FTI Consulting (1)	1,032,363
18,000	Hawaiian Holdings (1)	127,800
50,950	IDEX	1,711,920
11,500	Michael Baker (1)	406,410
20,100	Rofin-Sinar Technologies (1)	533,856
25,863	Stantec (1) (3)	658,095
13,800	Towers Watson	662,400
22,600	Tutor Perini (1)	548,502
		12,231,046
	Technology — 13.4%
25,200	AboveNet (1)	1,273,608
249,400	Anadigics (1)	1,254,482
106,000	Ariba (1)	1,512,620
303,700	Atmel (1)	1,652,128
62,500	comScore (1)	1,134,375
45,600	Digital River (1)	1,274,064
87,100	Gartner (1)	2,097,368
40,800	Informatica (1)	1,020,408
29,100	Kenexa (1)	436,791
26,700	Methode Electronics	296,370
90,700	Netscout Systems (1)	1,316,964
97,760	Parametric Technology (1)	1,817,358
17,000	Progress Software (1)	548,250
69,200	QLogic (1)	1,340,404
32,600	Scansource (1)	908,236
110,400	SonicWALL (1)	1,118,352
41,900	Standard Microsystems (1)	1,075,992
62,800	Syniverse Holdings (1)	1,261,024
80,700	TriQuint Semiconductor (1)	608,478
19,700	Volterra Semiconductor (1)	472,012
115,000	Websense (1)	2,618,550
		25,037,834
	Utilities — 4.5%
73,900	Cleco	2,024,860
59,800	NorthWestern	1,807,156
122,000	Pike Electric (1)	1,311,500
71,800	Portland General Electric	1,427,384
16,500	UIL Holdings	478,995
42,100	Unisource Energy	1,402,772
		8,452,667
	TOTAL COMMON STOCK (Cost $128,005,466)	166,856,528

	SHORT-TERM INVESTMENT(4) — 11.2%
21,006,923	JPMorgan Prime Money Market Fund, 0.030% (Cost $21,006,923)	21,006,923
	TOTAL INVESTMENTS — 100.4% (Cost $149,012,389)	187,863,451
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%	(721,926)
	NET ASSETS — 100%	$187,141,525

(1)	Denotes non-income producing security.
(2)	China domiciled company.
(3)	Canadian domiciled company.
(4)	The rate shown represents the 7-day current yield as of April 30, 2010.

ADR — American Depositary Receipt

LP — Limited Partnership

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

The following is a summary of the inputs used as of April 30, 2010, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Auto & Transportation	$5,069,441	$—	$—	$5,069,441
Consumer Discretionary	32,921,908	—	—	32,921,908
Consumer Staples	10,408,946	—	—	10,408,946
Financial Services	24,245,802	—	—	24,245,802
Health Care	28,018,047	—	—	28,018,047
Materials & Processing	9,784,498	—	—	9,784,498
Other Energy	10,686,339	—	—	10,686,339
Producer Durables	12,231,046	—	—	12,231,046
Technology	25,037,834	—	—	25,037,834
Utilities	8,452,667	—	—	8,452,667
	166,856,528	—	—	166,856,528

Short-Term Investment	21,006,923	—	—	21,006,923

Total Investments in Securities	$187,863,451	$—	$—	$187,863,451

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Small and Mid Cap Opportunities Fund

Schedule of Investments

April 30, 2010 (unaudited)

Shares		Value $

	COMMON STOCK —85.6%
	Auto & Transportation — 1.3%
13,200	Ryder System	614,064
7,400	Wabtec	352,092
		966,156
	Consumer Discretionary — 18.8%
79,400	Burger King Holdings	1,675,340
9,400	Copart (1)	335,486
19,000	Corrections Corp. of America (1)	393,680
29,500	DeVry	1,840,505
13,000	Dick’s Sporting Goods (1)	378,430
75,900	Interpublic Group of Cos. (1)	676,269
7,300	Lamar Advertising Class A (1)	271,706
24,100	Life Time Fitness (1)	885,916
10,200	Magna International Class A (2)	669,732
14,300	Men’s Wearhouse	337,909
43,400	Monster Worldwide (1)	756,462
14,900	Rent-A-Center (1)	384,718
65,600	Republic Services	2,035,568
15,700	Ross Stores	879,200
48,200	Scientific Games Class A (1)	709,022
42,600	VeriSign (1)	1,161,702
		13,391,645
	Consumer Staples — 1.9%
33,300	NBTY (1)	1,354,644

	Financial Services — 16.1%
7,000	Bank of Hawaii	370,160
92,900	Chimera Investment REIT	378,103
16,000	Comerica	672,000
21,400	Cullen/Frost Bankers	1,270,304
2,800	Digital Realty Trust REIT	164,360
12,000	Federated Investors Class B	289,440
12,100	Global Payments	518,001
40,100	HCC Insurance Holdings	1,090,319
9,000	Health Care REIT	404,370
14,300	Investment Technology Group (1)	248,391
34,600	Knight Capital Group (1)	538,030
7,700	LaSalle Hotel Properties REIT	202,895
25,000	Lazard LP Class A	966,500
51,300	People’s United Financial	796,689
26,700	Reinsurance Group of America	1,378,521
7,700	Westamerica Bancorporation	452,529
64,000	WR Berkley	1,728,000
		11,468,612
	Health Care — 13.2%
3,600	Affymax (1)	85,824
4,400	Alexion Pharmaceuticals (1)	241,472
1,800	Amedisys (1)	103,644
5,400	CareFusion (1)	148,932
22,900	DaVita (1)	1,429,647
18,600	DENTSPLY International	681,504
23,400	Emdeon Class A (1)	383,058
10,800	Emergency Medical Services (1)	571,104
11,700	Endo Pharmaceuticals Holdings (1)	256,230
6,800	Gen-Probe (1)	322,252
5,400	Hospira (1)	290,466
15,300	Life Technologies (1)	837,063
17,900	LifePoint Hospitals (1)	683,422
15,200	Masimo	355,832
14,700	Nektar Therapeutics (1)	205,212
41,100	Omnicare	1,142,169
5,700	Onyx Pharmaceuticals (1)	164,559
13,700	Pharmaceutical Product Development	376,750
43,600	Talecris Biotherapeutics Holdings (1)	817,500
7,300	West Pharmaceutical Services	305,505
		9,402,145
	Materials & Processing — 6.5%
7,400	Airgas	469,530
15,700	Cabot	510,878
11,600	Cabot Microelectronics (1)	444,976
45,200	Crown Holdings (1)	1,175,200
3,100	Kaydon	129,053
21,700	Pactiv (1)	551,397
9,100	Pan American Silver (2)	240,968
7,700	Reliance Steel & Aluminum	375,837
4,000	Royal Gold	204,720
14,888	Sino-Forest (1) (3)	264,669
28,270	Yamana Gold (2)	307,295
		4,674,523
	Other Energy — 3.1%
9,100	Cimarex Energy	619,528
10,100	Concho Resources (1)	573,882
19,100	Plains Exploration & Production (1)	559,821
11,700	St. Mary Land & Exploration (1)	470,808
		2,224,039
	Producer Durables — 7.1%
24,300	Aecom Technology (1)	730,701
17,200	Deluxe	360,684
12,300	Dover	642,306
2,100	Granite Construction	70,581
23,000	Harsco	712,080
8,600	Hewitt Associates Class A (1)	352,514
25,050	IDEX	841,680
20,700	Quanta Services (1)	416,691
59,200	Steelcase	486,032
400	Tetra Tech (1)	9,740

The accompanying notes are an integral part of the financial statements.

7,800	Verisk Analytics Class A (1)	218,556
7,500	Zebra Technologies Class A (1)	217,875
		5,059,440
	Technology — 11.1%
15,700	Adtran	420,289
62,400	Amdocs (1)	1,993,056
77,000	Atmel (1)	418,880
98,900	Brocade Communications Systems (1)	641,861
6,400	Citrix Systems (1)	300,800
19,900	Digital River (1)	556,006
75,500	Integrated Device Technology (1)	499,055
33,400	National Semiconductor	493,652
39,700	Parametric Technology (1)	738,023
25,800	QLogic (1)	499,746
23,000	Rovi (1)	896,540
25,900	SAIC (1)	450,919
		7,908,827
	Telecommunication Services — 1.0%
13,400	NII Holdings (1)	568,428
7,900	tw telecom (1)	140,620
		709,048
	Utilities — 5.5%
18,800	Cleco	515,120
19,000	Energen	928,530
54,600	MetroPCS Communications (1)	416,598
36,200	NeuStar Class A (1)	885,814
15,100	Northeast Utilities	419,629
38,100	Portland General Electric	757,428
		3,923,119
	TOTAL COMMON STOCK
	(Cost $51,361,110)	61,082,198

	INVESTMENT COMPANIES — 3.0%
9,800	iShares Russell 2000 Index Fund	701,484
15,200	iShares Russell Midcap Index Fund	1,408,736
	TOTAL INVESTMENT COMPANIES
	(Cost $1,949,166)	2,110,220

	SHORT-TERM INVESTMENT(4) — 11.6%
8,275,622	JPMorgan Prime Money Market Fund, 0.030%
	(Cost $8,275,622)	8,275,622
	TOTAL INVESTMENTS — 100.2%
	(Cost $61,585,898)	71,468,040
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%	(137,949)
	NET ASSETS — 100%	$71,330,091

(1)	Denotes non-income producing security.
(2)	Canadian domiciled company.
(3)	Hong Kong domiciled company.
(4)	The rate shown represents the 7-day current yield as of April 30, 2010.

LP — Limited Partnership

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

The following is a summary of the inputs used as of April 30, 2010, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Auto & Transportation	$966,156	$—	$—	$966,156
Consumer Discretionary	13,391,645	—	—	13,391,645
Consumer Staples	1,354,644	—	—	1,354,644
Financial Services	11,468,612	—	—	11,468,612
Health Care	9,402,145	—	—	9,402,145
Materials & Processing	4,674,523	—	—	4,674,523
Other Energy	2,224,039	—	—	2,224,039
Producer Durables	5,059,440	—	—	5,059,440
Technology	7,908,827	—	—	7,908,827
Telecommunication Services	709,048	—	—	709,048
Utilities	3,923,119	—	—	3,923,119
	61,082,198	—	—	61,082,198

Investment Companies	2,110,220	—	—	2,110,220

Short-Term Investment	8,275,622	—	—	8,275,622

Total Investments in Securities	$71,468,040	$—	$—	$71,468,040

The accompanying notes are an integral part of the financial statements.

Schroder North American Equity Fund

Schedule of Investments

April 30, 2010 (unaudited)

Shares		Value $

	COMMON STOCK — 99.6%
	Argentina — 0.0%
3,900	MercadoLibre (1)	196,638

	Bahamas — 0.1%
5,400	Steiner Leisure (1)	253,098

	Bermuda — 0.4%
10,952	Accenture	477,945
9,800	Argo Group International Holdings (1)	323,302
13,200	Marvell Technology Group (1)	272,580
11,900	Nabors Industries (1)	256,683
30,800	XL Capital, Class A	548,240
	Total Bermuda	1,878,750

	Canada — 3.5%
1,700	Aastra Technologies	46,035
7,100	AG Growth International	252,298
13,600	AGF Management, Class B	232,802
5,800	Agrium	362,079
15,700	AltaGas Income Trust	267,668
15,400	ARC Energy Trust	331,830
2,800	Armtec Infrastructure Income Fund	62,290
3,100	Atco, Class I	148,882
4,442	Bank of Montreal	275,860
8,100	Baytex Energy Trust (Canada)	273,083
6,900	Bird Construction Income Fund	231,947
101,900	Bombardier	531,617
28,700	CAE	262,733
3,898	Canadian Natural Resources	300,168
9,700	Canadian Oil Sands Trust	293,607
6,000	Canadian Utilities, Class A	267,959
15,000	Cascades	116,941
4,500	Cathedral Energy Services	25,249
1,700	CCL Industries	48,177
18,500	CGI Group (1)	273,885
21,700	CML Healthcare Income Fund	244,149
7,100	Crescent Point Energy	301,291
15,500	Davis & Henderson Income Fund	276,617
31,700	Daylight Resources Trust	349,483
5,100	Domtar	361,284
6,200	EnCana	205,060
11,900	Enerplus Resources Fund (Canada)	289,798
5,900	First Quantum Minerals	452,649
8,600	Fortis	237,454
20,600	Freehold Royalty Trust	362,969
9,900	Great-West Lifeco	268,671
6,000	Hanfeng Evergreen (1)	42,878
6,100	IGM Financial	253,211
6,800	Industrial Alliance Insurance and Financial Services	234,543
3,900	Inmet Mining	202,428
700	Laurentian Bank of Canada	30,401
7,500	Loblaw	275,667
2,300	Major Drilling Group International	59,679
23,700	Manulife Financial	427,389
5,400	Migao (1)	36,677
1,500	Mosaid Technologies	31,671
16,000	Mullen Group	240,811
4,400	National Bank of Canada	268,964
47,300	OceanaGold (1)	115,002
45,000	Paramount Energy Trust	223,693
13,000	Penn West Energy Trust	261,945
35,500	Peyto Energy Trust	463,013
9,200	Power Corp. of Canada	255,198
8,500	Power Financial	257,703
11,900	Progress Energy Resources	142,556
4,500	Reitmans Canada, Class A	83,365
4,296	Research In Motion (1)	306,162
8,000	Rogers Communications, Class B	285,146
3,800	Royal Bank of Canada	230,379
13,500	Shaw Communications, Class B	253,681
26,300	Sherritt International	204,518
10,100	Sun Life Financial	296,965
10,500	Suncor Energy	359,164
14,700	Talisman Energy	250,185
11,500	Teck Resources (Canada), Class B (1)	451,895
12,400	Tim Hortons	409,076
9,100	TMX Group	260,128
6,900	Toromont Industries	192,825
3,107	Toronto-Dominion Bank	230,907
12,300	TransAlta	253,047
9,900	TransCanada	349,263
7,879	Vermilion Energy Trust	273,388
1,300	Vicwest Income Fund	21,613
1,700	Zargon Energy Trust	34,438
	Total Canada	16,524,109

	Cayman Islands — 0.2%
2,900	Consolidated Water	41,035
7,788	Garmin	291,116
31,500	Seagate Technology (1)	578,655
	Total Cayman Islands	910,806

	China — 0.1%
19,400	China Sky One Medical (1)	274,898

The accompanying notes are an integral part of the financial statements.

31,900	China TransInfo Technology (1)	223,300
	Total China	498,198

	Israel — 0.2%
1,700	Check Point Software Technologies (1)	60,554
14,700	Teva Pharmaceutical Industries ADR	863,331
	Total Israel	923,885

	Singapore — 0.1%
67,800	Flextronics International (1)	525,450

	Switzerland — 0.1%
6,900	Noble	272,481

	United States — 94.9%
	Consumer Discretionary — 9.3%
16,506	Amazon.com (1)	2,262,312
3,800	America’s Car-Mart (1)	96,254
9,400	Apollo Group, Class A (1)	539,654
13,400	Best Buy	611,040
4,800	Big Lots (1)	183,360
4,200	Buffalo Wild Wings (1)	173,628
27,533	Carnival	1,148,126
27,400	Coach	1,143,950
108,200	Comcast, Class A	2,135,868
6,400	Darden Restaurants	286,400
1,600	Deckers Outdoor (1)	224,928
43,556	DIRECTV (1)	1,578,034
5,500	Dollar Tree (1)	333,960
12,900	Expedia	304,569
8,600	Family Dollar Stores	340,216
23,100	Ford Motor (1)	300,762
3,800	Fossil (1)	147,820
16,200	Gentex	348,138
10,300	Guess?	472,461
69,393	Home Depot	2,446,103
10,000	Interactive Data	334,700
9,600	John Wiley & Sons, Class A	405,792
14,100	Johnson Controls	473,619
2,500	JOS A Bank Clothiers (1)	152,150
14,700	Kirkland’s (1)	327,369
9,700	Liberty Global (1)	265,877
3,700	Life Time Fitness (1)	136,012
23,000	Lowe’s	623,760
25,427	Mattel	586,092
54,081	McDonald’s	3,817,578
9,900	McGraw-Hill	333,828
1,500	National Presto Industries	167,955
31,000	News, Class A	478,020
21,500	Nike, Class B	1,632,065
28,978	Nordstrom	1,197,661
24,023	Omnicom Group	1,024,821
7,900	PetMed Express	174,906
3,600	Polaris Industries	213,012
9,278	Polo Ralph Lauren	834,092
25,300	RadioShack	545,215
13,726	Ross Stores	768,656
13,500	Scripps Networks Interactive	612,090
8,200	Sherwin-Williams	640,174
3,800	Steven Madden (1)	220,248
40,500	Target	2,303,235
8,900	Thomson Reuters	320,642
14,700	Tiffany	712,656
30,645	Time Warner	1,013,737
5,500	Time Warner Cable	309,375
25,698	TJX	1,190,845
3,800	Tractor Supply (1)	255,246
4,000	Tupperware Brands	204,280
4,000	Unifirst	195,480
16,600	Universal Travel Group (1)	151,558
8,600	VF	743,212
41,900	Viacom, Class B (1)	1,480,327
75,972	Walt Disney	2,798,808
15,200	World Wrestling Entertainment, Class A	277,400
12,600	Wyndham Worldwide	337,806
		43,337,882
	Consumer Staples — 10.6%
16,600	Altria Group	351,754
29,600	Archer-Daniels-Midland	827,024
33,567	Avon Products	1,085,221
2,800	Church & Dwight	193,900
104,758	Coca-Cola	5,599,315
14,391	Colgate-Palmolive	1,210,283
26,373	Costco Wholesale	1,558,117
66,217	CVS Caremark	2,445,394
23,400	Del Monte Foods	349,596
21,100	General Mills	1,501,898
19,865	HJ Heinz	931,072
10,313	Hormel Foods	420,358
10,500	JM Smucker	641,235
16,237	Kellogg	892,061
21,400	Kimberly-Clark	1,310,964
57,700	Kraft Foods, Class A	1,707,920
20,600	Kroger	457,938
9,500	Lorillard	744,515
13,512	McCormick	534,670

The accompanying notes are an integral part of the financial statements.

76,524	PepsiCo	4,990,895
87,091	Philip Morris International	4,274,426
136,411	Procter & Gamble	8,479,308
12,500	Reynolds American	667,750
38,374	Sysco	1,210,316
2,100	Universal	108,738
43,141	Walgreen	1,516,406
102,323	Wal-Mart Stores	5,489,629
2,200	Weis Markets	82,016
		49,582,719
	Energy — 10.5%
6,200	Alliance Resource Partners LP	300,452
10,400	Anadarko Petroleum	646,464
25,964	Baker Hughes	1,291,977
7,100	Berry Petroleum, Class A	229,827
3,500	BP Prudhoe Bay Royalty Trust	345,100
3,700	Buckeye Partners LP	224,886
91,120	Chevron	7,420,813
69,959	ConocoPhillips	4,140,873
6,200	Consol Energy	277,016
4,500	Continental Resources (1)	221,220
3,400	Diamond Offshore Drilling	268,940
4,900	Enbridge Energy Partners	251,223
13,152	Ensco International ADR	620,511
13,800	EOG Resources	1,547,256
192,674	Exxon Mobil	13,072,931
44,737	Halliburton	1,371,189
11,500	Holly	310,500
37,200	Marathon Oil	1,195,980
8,800	MarkWest Energy Partners LP	270,600
29,500	Matrix Service (1)	313,585
11,720	Murphy Oil	704,958
32,800	National Oilwell Varco	1,444,184
13,000	Natural Resource Partners LP	331,500
8,000	Noble Energy	611,200
3,900	NuStar Energy LP	240,084
34,633	Occidental Petroleum	3,070,562
4,100	ONEOK Partners LP	252,683
13,400	Peabody Energy	626,048
17,800	Penn Virginia GP Holdings LP	323,604
11,300	Penn Virginia Resource Partners LP	267,471
8,500	Plains Exploration & Production (1)	249,135
12,600	RPC	171,990
40,172	Schlumberger	2,869,084
17,367	Smith International	829,448
4,200	Southern Union	109,746
3,100	Sunoco Logistics Partners LP	212,071
7,700	TC Pipelines LP	294,448
22,000	Tetra Technologies (1)	270,380
6,100	Tidewater	327,021
18,000	Willbros Group (1)	225,900
31,018	XTO Energy	1,473,975
		49,226,835
	Financials — 15.5%
10,400	Acadia Realty Trust REIT	198,432
89,200	Advance America Cash Advance Centers	510,224
30,600	Aflac	1,559,376
3,000	Agree Realty REIT	76,890
40,900	Allstate	1,336,203
60,127	American Express	2,773,057
9,900	American Financial Group	291,357
17,600	Annaly Capital Management REIT	298,320
14,600	Anworth Mortgage Asset REIT	97,966
29,600	Apollo Investment	359,936
16,300	Ares Capital	258,518
11,500	Arthur J Gallagher	302,105
19,300	Assurant	703,099
423,350	Bank of America	7,548,330
9,300	Bank of Hawaii	491,784
30,300	Bank of New York Mellon	943,239
3,600	Bank of the Ozarks	138,492
42,598	BB&T	1,415,958
67,300	Berkshire Hathaway (1)	5,182,100
78,900	BGC Partners, Class A	514,428
17,400	BlackRock Kelso Capital	184,614
17,600	Brookfield Properties	283,256
22,600	Calamos Asset Management	281,370
12,600	Capstead Mortgage REIT	142,632
11,186	Charles Schwab	215,778
48,100	Chimera Investment REIT	195,767
21,544	Chubb	1,139,031
827,822	Citigroup (1)	3,617,582
700	CME Group	229,887
1,200	Commerce Bancshares	49,704
103,700	Conseco (1)	611,830
1,400	Credicorp	121,604
9,000	Cullen/Frost Bankers	534,240
500	Diamond Hill Investment Group	39,020
14,800	DiamondRock Hospitality REIT	162,652
20,218	Discover Financial Services	312,570
5,100	Entertainment Properties Trust REIT	222,972
9,200	Equity Residential REIT	416,484
21,300	Federated Investors, Class B	513,756
4,800	First Financial Holdings	67,776
4,300	Flushing Financial	58,523
10,300	Franklin Resources	1,191,092
24,523	Goldman Sachs Group	3,560,740

The accompanying notes are an integral part of the financial statements.

6,000	Hancock Holding	245,280
29,500	Hartford Financial Services Group	842,815
5,400	Hatteras Financial REIT	144,018
1,700	HCP REIT	54,604
28,000	Hercules Technology Growth Capital	303,520
22,500	Horace Mann Educators	387,225
15,553	Host Hotels & Resorts REIT	252,892
28,000	HRPT Properties Trust REIT	219,520
34,300	Hudson City Bancorp	456,190
174,063	JPMorgan Chase	7,411,603
2,100	Kayne Anderson Energy Development	33,957
12,300	Kimco Realty REIT	191,757
5,200	Mercury General	233,948
19,100	MetLife	870,578
28,000	MFA Financial REIT	199,080
3,900	Morgan Stanley	117,858
7,100	NGP Capital Resources	54,315
43,300	NorthStar Realty Finance REIT	204,376
10,900	Omega Healthcare Investors REIT	218,218
8,000	OneBeacon Insurance Group	129,760
4,800	PMA Capital (1)	32,976
8,200	PNC Financial Services Group	551,122
39,100	Prologis REIT	514,947
25,300	Protective Life	608,971
12,400	Prudential Financial	788,144
19,100	Selective Insurance Group	319,161
19,363	Simon Property Group REIT	1,723,694
10,400	StanCorp Financial Group	467,584
700	Suffolk Bancorp	21,735
34,600	SunTrust Banks	1,024,160
5,400	SVB Financial Group (1)	265,842
16,300	T. Rowe Price Group	937,413
35,681	Travelers	1,810,454
13,100	Trustmark	320,688
78,851	U.S. Bancorp	2,110,841
26,400	Unum Group	646,008
4,100	Urstadt Biddle Properties REIT	69,126
13,500	Waddell & Reed Financial, Class A	501,120
12,100	Webster Financial	250,712
10,300	Weingarten Realty Investors REIT	238,136
221,172	Wells Fargo	7,323,005
18,900	Wilshire Bancorp	205,254
		72,455,301
	Health Care — 11.2%
74,933	Abbott Laboratories	3,833,572
38,613	Aetna	1,141,014
23,802	AmerisourceBergen	734,292
51,426	Amgen (1)	2,949,795
34,272	Baxter International	1,618,324
17,300	Becton Dickinson	1,321,201
20,300	Biogen Idec (1)	1,080,975
85,171	Bristol-Myers Squibb	2,153,975
24,300	Cardinal Health	842,967
5,000	Catalyst Health Solutions (1)	211,550
4,100	Cephalon (1)	263,220
3,100	Cerner (1)	263,221
10,900	Cubist Pharmaceuticals (1)	244,378
11,362	DaVita (1)	709,330
53,561	Eli Lilly	1,873,028
14,062	Express Scripts (1)	1,408,028
34,502	Gilead Sciences (1)	1,368,694
12,000	Health Net (1)	264,240
11,500	Hospira (1)	618,585
132,384	Johnson & Johnson	8,512,291
8,200	Laboratory Corp. of America Holdings (1)	644,274
18,003	McKesson	1,166,774
4,600	Medco Health Solutions (1)	271,032
4,900	Mednax (1)	269,206
60,403	Medtronic	2,639,007
144,807	Merck	5,074,037
24,200	PDL BioPharma	140,844
298,147	Pfizer	4,985,018
14,600	Quest Diagnostics	834,536
3,300	ResMed (1)	225,819
18,700	St. Jude Medical (1)	763,334
19,699	Stryker	1,131,511
25,200	UnitedHealth Group	763,812
2,600	US Physical Therapy (1)	45,604
7,700	Varian Medical Systems (1)	434,126
9,008	Waters (1)	648,486
14,700	Zimmer Holdings (1)	895,377
		52,345,477
	Industrials — 11.0%
30,535	3M	2,707,538
7,200	Acuity Brands	325,512
20,500	Apogee Enterprises	281,670
7,500	Boeing	543,225
38,808	Caterpillar	2,642,437
16,617	Cooper Industries	815,895
4,400	Crane	158,136
31,166	CSX	1,746,854
7,400	Cummins	534,502
32,800	Deere	1,962,096
11,200	Donaldson	518,560
12,100	Dover	631,862
5,000	Equifax	168,000

The accompanying notes are an integral part of the financial statements.

12,800	Expeditors International of Washington	521,472
9,579	Flowserve	1,097,562
17,200	Fluor	908,848
22,347	General Dynamics	1,706,417
511,189	General Electric	9,641,025
9,200	Goodrich	682,456
50,691	Honeywell International	2,406,302
5,700	Hubbell, Class B	264,879
13,800	ITT	766,866
4,876	Joy Global	277,006
9,100	L-3 Communications Holdings	851,487
13,500	Lockheed Martin	1,146,015
4,000	McDermott International (1)	109,640
22,593	Norfolk Southern	1,340,443
12,000	Precision Castparts	1,540,080
10,100	Raven Industries	306,636
21,900	Raytheon	1,276,770
8,900	Teledyne Technologies (1)	388,040
10,900	Toro	620,646
31,900	Union Pacific	2,413,554
57,364	United Parcel Service, Class B	3,966,147
45,195	United Technologies	3,387,365
5,900	Valmont Industries	491,411
3,400	VSE	136,646
31,300	Waste Management	1,085,484
11,900	Woodward Governor	381,395
6,232	WW Grainger	688,885
		51,439,764
	Information Technology — 18.0%
54,200	Advanced Micro Devices (1)	491,052
8,600	Altera	218,096
47,800	Amkor Technology (1)	360,412
7,000	Analog Devices	209,510
37,739	Apple (1)	9,854,408
8,300	Atheros Communications (1)	322,372
29,167	Automatic Data Processing	1,264,681
1,800	Blackbaud	41,490
7,500	BMC Software (1)	295,200
11,900	Cabot Microelectronics (1)	456,484
273,785	Cisco Systems (1)	7,370,292
4,100	CommScope (1)	133,578
7,512	Computer Sciences (1)	393,554
20,000	Corning	385,000
1,600	Cree (1)	117,136
100,499	Dell (1)	1,626,074
67,900	eBay (1)	1,616,699
112,700	EMC (1)	2,142,427
10,349	Google, Class A (1)	5,437,778
13,467	Harris	693,281
8,700	Hewitt Associates, Class A (1)	356,613
114,933	Hewlett-Packard	5,973,068
9,500	iGate	117,610
4,400	Infosys Technologies ADR	263,472
269,874	Intel	6,161,224
7,400	InterDigital (1)	204,758
55,894	International Business Machines	7,210,326
4,000	JDA Software Group (1)	115,600
56,100	Kopin (1)	236,181
7,100	Lexmark International, Class A (1)	263,055
2,100	Mantech International, Class A (1)	94,563
2,600	Mastercard, Class A	644,904
3,000	MAXIMUS	185,730
11,900	Microchip Technology	347,599
351,350	Microsoft	10,730,229
4,800	MicroStrategy, Class A (1)	367,680
2,800	Monotype Imaging Holdings (1)	29,232
11,700	Netscout Systems (1)	169,884
194,281	Oracle	5,020,221
2,300	Pegasystems	72,841
68,577	QUALCOMM	2,656,673
89,600	Quantum (1)	259,840
5,700	SanDisk (1)	227,373
9,700	Skyworks Solutions (1)	163,348
9,900	Super Micro Computer (1)	140,382
2,100	Sybase (1)	91,098
8,900	Symantec (1)	149,253
57,300	Tellabs	520,284
16,600	Teradata (1)	482,562
11,000	Tessera Technologies (1)	223,080
72,922	Texas Instruments	1,896,701
21,700	VeriFone Holdings (1)	412,951
22,500	Visa	2,030,175
3,300	Volterra Semiconductor (1)	79,068
24,348	Western Digital (1)	1,000,459
115,000	Xerox	1,253,500
30,000	Xilinx	773,400
		84,354,461
	Materials — 2.9%
7,000	AMCOL International	201,180
7,800	Arch Chemicals	265,278
12,700	Buckeye Technologies (1)	179,324
7,282	CF Industries Holdings	609,285
47,500	Dow Chemical	1,464,425
39,100	EI du Pont de Nemours	1,557,744
29,900	Freeport-McMoRan Copper & Gold	2,258,347
6,900	Haynes International	247,779

The accompanying notes are an integral part of the financial statements.

16,300	Hecla Mining (1)	97,311
18,700	Huntsman	213,367
9,500	Kaiser Aluminum	381,805
6,014	Lubrizol	543,305
11,440	Monsanto	721,407
4,800	NewMarket	528,000
30,100	Newmont Mining	1,688,008
3,042	Nucor	137,863
6,900	Packaging Corp of America	170,637
13,300	Praxair	1,114,141
10,581	Reliance Steel & Aluminum	516,459
17,800	RPM International	393,024
1,500	Silgan Holdings	90,495
5,900	Steel Dynamics	92,689
1,200	Terra Nitrogen	99,600
14,600	Worthington Industries	233,162
		13,804,635
	Telecommunication Services — 3.0%
17,700	American Tower (1)	722,337
268,039	AT&T	6,985,096
23,900	CenturyTel	815,229
3,500	Millicom International Cellular (1)	308,980
15,700	NII Holdings (1)	665,994
26,000	tw telecom (1)	462,800
136,530	Verizon Communications	3,944,352
		13,904,788
	Utilities — 2.9%
44,700	AES (1)	515,838
2,800	Amerigas Partners LP	118,188
36,600	Centerpoint Energy	525,576
28,700	CMS Energy	466,662
20,360	Consolidated Edison	920,272
10,900	DPL	307,162
11,547	Edison International	396,870
42,671	Emerson Electric	2,228,706
3,500	Energen	171,045
40,100	Exelon	1,747,959
6,200	FirstEnergy	234,794
20,600	FPL Group	1,072,230
9,200	Integrys Energy Group	456,412
21,538	MDU Resources Group	456,606
3,400	Northwest Natural Gas	161,126
8,800	Ormat Technologies	280,368
23,837	PG&E	1,044,061
11,200	Piedmont Natural Gas	308,000
11,400	Sempra Energy	560,652
34,208	Southern	1,182,229
19,600	Xcel Energy	426,300
		13,581,056
	Total United States	444,032,918
	TOTAL COMMON STOCK
	(Cost $436,250,019)	466,016,333

	RIGHTS — 0.0%
	United States — 0.0%
7,363	Fresenius Kabi Pharmaceuticals Holding, Expires 06/30/11 (1)	1,068
	TOTAL RIGHTS
	(Cost $7,363)	1,068

	SHORT-TERM INVESTMENT(2) — 0.3%
1,332,343	JPMorgan Prime Money Market Fund, 0.030%
	(Cost $1,332,343)	1,332,343
	TOTAL INVESTMENTS — 99.9%
	(Cost $437,589,725)	467,349,744
	OTHER ASSETS LESS LIABILITIES — 0.1%	398,884
	NET ASSETS — 100%	$467,748,628

(1)	Denotes non-income producing security.
(2)	The rate shown represents the 7-day current yield as of April 30, 2010.

ADR — American Depositary Receipt

CAD — Canadian Dollar

LP — Limited Partnership

REIT — Real Estate Investment Trust

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

The following is a summary of the inputs used as of April 30, 2010, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Argentina	$196,638	$—	$—	$196,638
Bahamas	253,098	—	—	253,098
Bermuda	1,878,750	—	—	1,878,750
Canada	16,524,109	—	—	16,524,109
Cayman Islands	910,806	—	—	910,806
China	498,198	—	—	498,198
Israel	923,885	—	—	923,885
Singapore	525,450	—	—	525,450
Switzerland	272,481	—	—	272,481
United States
Consumer Discretionary	43,337,882	—	—	43,337,882
Consumer Staples	49,582,719	—	—	49,582,719
Energy	49,226,835	—	—	49,226,835
Financials	72,455,301	—	—	72,455,301
Health Care	52,345,477	—	—	52,345,477
Industrials	51,439,764	—	—	51,439,764
Information Technology	84,354,461	—	—	84,354,461
Materials	13,804,635	—	—	13,804,635
Telecommunication Services	13,904,788	—	—	13,904,788
Utilities	13,581,056	—	—	13,581,056
	444,032,918	—	—	444,032,918
Rights
United States	1,068	—	—	1,068

Short-Term Investment	1,332,343	—	—	1,332,343

Total Investments in Securities	$467,349,744	$—	$—	$467,349,744

Other Financial Instruments
Forwards — Unrealized Appreciation	$—	$70,884	$—	$70,884
Total Other Financial Instruments	$—	$70,884	$—	$70,884

Forward Foreign Currency Contracts — A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2010, is as follows:

Settlement					Unrealized
Date	Currency to Deliver		Currency to Receive		Appreciation
5/14/10	CAD	21,248,280	USD	20,987,469	$70,884

The accompanying notes are an integral part of the financial statements.

Schroder Total Return Fixed Income Fund

Schedule of Investments

April 30, 2010 (unaudited)

Principal Amount $		Value $

	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 42.8%
	FHLMC
1,198,199	5.000%, 11/01/36	1,247,026
2,535,000	4.500%, 10/15/29	2,687,049
	FHLMC Gold
237,223	6.500%, 07/01/32	257,511
18,914	6.000%, 12/01/28	20,600
1,558,185	5.000%, 08/01/33	1,628,986
	FHLMC IO REMIC (1) (2)
35	1161.253%, 01/15/22	760
	FHLMC REMIC
3,245,000	5.500%, 08/15/36	3,483,381
870,000	4.500%, 04/15/32	919,792
1,081,000	4.500%, 12/15/32	1,123,474
1,180,000	4.000%, 06/15/24	1,142,278
1,190,000	4.000%, 01/15/25	1,144,103
	FHLMC TBA
1,690,000	5.000%, 05/15/25	1,786,648
2,335,000	4.500%, 02/15/25	2,427,671
	FNMA
97,117	7.500%, 12/01/29	107,689
36	7.000%, 12/01/10	38
130,044	6.000%, 12/01/28	138,445
218,949	6.000%, 10/01/29	233,094
3,410,759	6.000%, 05/01/36	3,631,108
2,946,183	6.000%, 09/01/37	3,136,518
180,743	5.500%, 10/01/32	190,630
1,844,703	5.500%, 07/01/33	1,945,605
2,089,992	5.500%, 04/01/34	2,204,310
1,619,456	5.500%, 11/01/34	1,708,037
1,512,255	5.500%, 12/01/34	1,594,972
4,907,922	5.500%, 10/01/35	5,176,375
2,563,678	5.500%, 12/01/35	2,703,906
3,934,154	5.500%, 07/01/38	4,149,345
3,089,522	5.000%, 06/01/35	3,202,385
4,540,354	5.000%, 11/01/35	4,706,218
	FNMA REMIC
494,651	6.500%, 12/25/23	542,940
928,000	5.500%, 04/25/27	1,000,968
425,507	5.000%, 07/25/37	452,840
544,601	0.512%, 07/25/36 (1)	542,937
	FNMA TBA
9,190,000	5.000%, 06/25/40	9,475,754
	GNMA
19,710	8.000%, 11/15/17	21,573
14,881	8.000%, 06/15/26	16,287
100,254	7.000%, 09/15/23	109,383
499,232	5.000%, 12/20/20	541,282
2,158,000	5.000%, 12/20/33	2,305,728
1,526,000	4.500%, 02/20/34	1,612,345
1,787,000	4.500%, 07/20/34	1,857,961
1,870,000	4.500%, 12/20/39	1,984,949
1,718,598	0.776%, 12/20/38 (1)	1,730,731
1,885,771	0.756%, 07/20/37 (1)	1,893,557
79,387	0.706%, 11/20/38 (1)	79,744
	GNMA IO (2)
279,285	4.500%, 11/20/32	25,527
1,437,000	4.500%, 03/20/40	170,892
	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $75,962,793)	77,063,352

	CORPORATE OBLIGATIONS (3) — 42.6%
	ACCO Brands (4)
450,000	10.625%, 03/15/15	500,625
	Advance Auto Parts
500,000	5.750%, 05/01/20	510,079
	Alliance One International (4)
350,000	10.000%, 07/15/16	372,750
	Altria Group
230,000	9.950%, 11/10/38	312,388
	America Movil (4)
325,000	5.000%, 10/16/19	328,537
345,000	5.000%, 03/30/20	349,094
	American Tower (4)
245,000	7.250%, 05/15/19	275,625
	Anadarko Petroleum
510,000	5.750%, 06/15/14	560,841
	Anheuser-Busch InBev Worldwide (4)
55,000	7.750%, 01/15/19	66,308
770,000	5.375%, 11/15/14	838,538
	ArcelorMittal
235,000	7.000%, 10/15/39	253,769
	Atlas Energy Operating LLC
80,000	10.750%, 02/01/18	89,000
	Atmos Energy
185,000	8.500%, 03/15/19	232,604
	AutoNation
410,000	6.750%, 04/15/18	413,587
	B&G Foods
455,000	7.625%, 01/15/18	468,650
	Bank of America
1,135,000	6.100%, 06/15/17	1,183,487
335,000	6.000%, 09/01/17	348,269
1,005,000	5.650%, 05/01/18	1,018,827

The accompanying notes are an integral part of the financial statements.

	Barclays Bank
895,000	6.750%, 05/22/19	1,006,594
	BAT International Finance (4)
290,000	9.500%, 11/15/18	383,120
	Berkshire Hathaway (1)
1,790,000	0.680%, 02/11/13	1,796,840
	Berry Plastics Escrow LLC (4)
440,000	8.250%, 11/15/15	446,600
	BNP Paribas
1,535,000	3.250%, 03/11/15	1,530,513
	Bunge Finance
1,225,000	5.350%, 04/15/14	1,297,064
	Cablevision Systems (4)
170,000	8.625%, 09/15/17	180,200
	Case New Holland (4)
385,000	7.750%, 09/01/13	407,137
	Cenovus Energy (4)
150,000	6.750%, 11/15/39	170,396
	Cequel Communications Holding I LLC (4)
475,000	8.625%, 11/15/17	485,687
	Cie de Financement Foncier (4)
800,000	2.125%, 04/22/13	805,991
	Citigroup
525,000	8.500%, 05/22/19	620,789
	Cloud Peak Energy Resources LLC (4)
325,000	8.250%, 12/15/17	334,750
	CNA Financial
835,000	7.350%, 11/15/19	893,179
	Credit Suisse NY
1,455,000	6.000%, 02/15/18	1,557,570
	Crosstex Energy (4)
355,000	8.875%, 02/15/18	370,975
	CSX
255,000	6.150%, 05/01/37	267,276
	CVS Caremark
70,000	6.600%, 03/15/19	80,007
450,000	5.750%, 06/01/17	493,433
	Darden Restaurants
145,000	6.800%, 10/15/37	160,824
	Delta Air Lines (4)
430,000	9.500%, 09/15/14	457,413
	Dexia Credit Local (4)
845,000	2.750%, 04/29/14	851,233
	Digicel Group (4)
500,000	8.250%, 09/01/17	513,750
	Digital Realty Trust (4)
620,000	5.875%, 02/01/20	623,971
	DirecTV Holdings LLC
1,510,000	5.875%, 10/01/19	1,606,234
	Discover Bank
675,000	7.000%, 04/15/20	694,770
	Dow Chemical
105,000	8.550%, 05/15/19	128,512
	DuPont Fabros Technology (4)
425,000	8.500%, 12/15/17	443,063
	Dynegy Holdings
255,000	8.375%, 05/01/16	225,675
	Edison Mission Energy
455,000	7.000%, 05/15/17	333,856
	El Paso Pipeline Partners Operating LLC
455,000	6.500%, 04/01/20	471,956
	Embraer Overseas
170,000	6.375%, 01/15/20	174,250
	Enbridge Energy Partners
270,000	5.200%, 03/15/20	279,333
	EnCana
160,000	6.500%, 05/15/19	181,668
	Energy Transfer Partners LP
610,000	9.000%, 04/15/19	763,393
250,000	7.500%, 07/01/38	292,807
	Enterprise Products Operating LLC
255,000	6.125%, 10/15/39	261,694
	EQT
165,000	8.125%, 06/01/19	200,400
	European Investment Bank
1,745,000	1.875%, 06/17/13	1,747,672
	Expro Finance Luxembourg SCA (4)
475,000	8.500%, 12/15/16	489,250
	First Niagara Financial Group
315,000	6.750%, 03/19/20	324,899
	Ford Motor Credit LLC
400,000	8.125%, 01/15/20	424,508
	Frontier Communications
375,000	8.125%, 10/01/18	386,250
	Global Crossing UK Finance
140,000	10.750%, 12/15/14	147,700
	Goldman Sachs Group
725,000	7.500%, 02/15/19	806,286
835,000	5.375%, 03/15/20	812,590
	GXS Worldwide (4)
465,000	9.750%, 06/15/15	458,025
	Hartford Financial Services Group
220,000	6.625%, 03/30/40	216,320
355,000	5.500%, 03/30/20	353,322

The accompanying notes are an integral part of the financial statements.

	Hasbro
275,000	6.350%, 03/15/40	284,173
	HCA
190,000	9.250%, 11/15/16	205,913
270,000	7.250%, 09/15/20 (4)	283,163
	HCP
465,000	6.700%, 01/30/18	486,621
	Helix Energy Solutions Group (4)
450,000	9.500%, 01/15/16	470,250
	Holcim US Finance (4)
160,000	6.000%, 12/30/19	172,553
	Icahn Enterprises (4)
405,000	8.000%, 01/15/18	395,887
	Intelsat
150,000	9.250%, 06/15/16	159,000
	International Paper
320,000	7.300%, 11/15/39	355,921
	Jarden
225,000	7.500%, 01/15/20	231,469
	JPMorgan Chase Bank
1,225,000	6.000%, 10/01/17	1,316,617
	JPMorgan Chase Capital XXVII
350,000	7.000%, 11/01/39	360,946
	Kansas City Southern de Mexico (4)
360,000	8.000%, 02/01/18	377,100
	Kraft Foods
340,000	6.875%, 02/01/38	383,680
490,000	5.375%, 02/10/20	509,200
	LBI Escrow (4)
175,000	8.000%, 11/01/17	181,781
	Libbey Glass (4) (5)
315,000	10.000%, 02/15/15	334,294
	Lorillard Tobacco
295,000	8.125%, 06/23/19	333,347
	Macy’s Retail Holdings
380,000	6.700%, 07/15/34	359,100
	Magellan Midstream Partners LP
90,000	6.550%, 07/15/19	102,055
	Marathon Oil
76,000	7.500%, 02/15/19	90,606
	McDonald’s
590,000	6.300%, 03/01/38	666,410
	McKesson
330,000	7.500%, 02/15/19	394,880
	MetLife
355,000	6.400%, 12/15/36	337,250
	Midamerican Energy Holdings
505,000	5.750%, 04/01/18	548,819
	Mirant Americas Generation LLC
510,000	8.500%, 10/01/21	497,250
	Morgan Stanley
700,000	7.300%, 05/13/19	769,941
250,000	6.000%, 05/13/14	269,171
325,000	5.500%, 01/26/20	317,994
	Nabors Industries (4)
385,000	6.150%, 02/15/18	415,995
	NBC Universal (4)
640,000	5.150%, 04/30/20	648,725
	Nevada Power, Series L
125,000	5.875%, 01/15/15	137,935
	New Communications Holdings (4)
75,000	8.500%, 04/15/20	77,625
	Newmont Mining
120,000	6.250%, 10/01/39	125,964
	News America
260,000	6.650%, 11/15/37	282,273
	Nexen
145,000	7.500%, 07/30/39	173,784
50,000	6.200%, 07/30/19	55,342
	Nextel Communications
250,000	6.875%, 10/31/13	246,875
	Nisource Finance
215,000	6.125%, 03/01/22	228,761
	Nomura Holdings
600,000	6.700%, 03/04/20	643,873
	Nordstrom
345,000	6.750%, 06/01/14	395,448
230,000	4.750%, 05/01/20	231,540
	Norfolk Southern
275,000	5.900%, 06/15/19	301,081
	ORIX
815,000	4.710%, 04/27/15	814,776
	Pacific LifeCorp (4)
500,000	6.000%, 02/10/20	508,255
	PAETEC Holding (4)
460,000	8.875%, 06/30/17	475,525
	Pemex Project Funding Master Trust
150,000	5.750%, 03/01/18	155,780
	Peninsula Gaming LLC (4)
245,000	8.375%, 08/15/15	251,737
	Petrobras International Finance
270,000	5.750%, 01/20/20	275,579
	Plains All American Pipeline
80,000	8.750%, 05/01/19	99,632
	Plains Exploration & Production
445,000	7.625%, 04/01/20	447,781

The accompanying notes are an integral part of the financial statements.

	PNC Bank
1,080,000	6.875%, 04/01/18	1,205,569
	ProLogis
660,000	7.375%, 10/30/19	687,138
685,000	6.875%, 03/15/20	679,435
	Prudential Financial
380,000	4.750%, 09/17/15	394,882
	QVC (4)
295,000	7.500%, 10/01/19	303,850
	Qwest
165,000	7.625%, 06/15/15	182,737
	Qwest Communications International (4)
295,000	7.125%, 04/01/18	306,062
	Rabobank Nederland
115,000	11.000%, 12/31/49 (1) (4)	148,375
825,000	4.200%, 05/13/14 (4)	867,487
	Republic Services (4)
190,000	6.200%, 03/01/40	195,147
90,000	5.250%, 11/15/21	91,825
	Reynolds American
850,000	7.625%, 06/01/16	956,970
	Rowan
375,000	7.875%, 08/01/19	435,688
	Royal Bank of Scotland
1,080,000	4.875%, 03/16/15	1,108,562
2,230,000	2.625%, 05/11/12 (4)	2,281,798
	Shinhan Bank (4)
585,000	4.375%, 09/15/15	586,609
	Simon Property Group
425,000	5.650%, 02/01/20	438,607
	Sinclair Television Group (4)
245,000	9.250%, 11/01/17	261,538
	Solutia
350,000	7.875%, 03/15/20	363,125
	Southern Copper
455,000	6.750%, 04/16/40	460,881
	Standard Chartered (4)
330,000	3.850%, 04/27/15	331,990
	Steel Dynamics (4)
375,000	7.625%, 03/15/20	390,000
	Svenska Handelsbanken (4)
750,000	4.875%, 06/10/14	799,760
	Talisman Energy
100,000	7.750%, 06/01/19	122,180
	Teck Resources
200,000	10.750%, 05/15/19	250,000
	Teekay
300,000	8.500%, 01/15/20	318,000
	Telecom Italia Capital
735,000	6.175%, 06/18/14	790,326
	Time Warner
415,000	4.875%, 03/15/20	412,058
	US Bank
440,000	4.950%, 10/30/14	477,396
	Vale Overseas
780,000	6.875%, 11/10/39	822,288
155,000	5.625%, 09/15/19	163,397
	Valeant Pharmaceuticals International (4)
265,000	7.625%, 03/15/20	270,963
	Valero Energy
435,000	6.125%, 02/01/20	452,574
130,000	4.500%, 02/01/15	133,540
	Ventas Realty
445,000	6.750%, 04/01/17	458,423
	Verizon Communications
280,000	8.750%, 11/01/18	354,444
	Wachovia Bank (1)
1,000,000	0.629%, 11/03/14	971,931
	Watson Pharmaceuticals
415,000	6.125%, 08/15/19	444,351
	Whirlpool
470,000	8.000%, 05/01/12	515,980
	Windstream (4)
485,000	7.875%, 11/01/17	483,788
	WMG Acquisition (4)
430,000	9.500%, 06/15/16	466,550
	WPP Finance UK
430,000	8.000%, 09/15/14	496,947
	Yonkers Racing (4)
455,000	11.375%, 07/15/16	500,500
	Yum! Brands
75,000	6.875%, 11/15/37	84,724
130,000	5.300%, 09/15/19	135,895
	TOTAL CORPORATE OBLIGATIONS (Cost $73,052,054)	76,876,690

	COMMERCIAL MORTGAGE-BACKED OBLIGATIONS — 7.0%
	Banc of America Commercial Mortgage Securities, Series 2002-PB2, Class A4
2,331,000	6.186%, 06/11/35	2,467,855

The accompanying notes are an integral part of the financial statements.

	Bear Stearns Commercial Mortgage Securities, Series 2002-TOP6, Class A2
1,390,000	6.460%, 10/15/36	1,477,489
	Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A (1)
3,168,000	5.150%, 10/12/42	3,342,996
	GE Capital Commercial Mortgage Securities, Series 2002-2A, Class A2
623,612	4.970%, 08/11/36	646,941
	LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A5
1,220,000	6.133%, 12/15/30	1,283,727
	LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class A4
510,000	4.960%, 12/15/31	538,672
	Morgan Stanley Capital I, Series 2003-T11, Class A4
1,790,000	5.150%, 06/13/41	1,905,596
	Wachovia Bank Commercial Mortgage Trust, Series 2005-C19, Class A5
877,000	4.661%, 05/15/44	907,724
	TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (Cost $12,155,469)	12,571,000

	U.S. TREASURY OBLIGATIONS (3) — 6.7%
	U.S. Treasury Inflation Index Note
1,835,000	2.500%, 01/15/29	2,057,667
	U.S. Treasury Note
1,850,000	4.375%, 11/15/39	1,804,039
2,300,000	3.625%, 02/15/20	2,293,532
2,740,000	2.500%, 04/30/15	2,750,486
3,235,000	1.000%, 03/31/12	3,239,937
	TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,033,736)	12,145,661

	U.S. GOVERNMENT AGENCY OBLIGATION — 3.1%
	FHLMC (6) (7)
5,500,000	0.411%, 07/16/10	5,497,855
	TOTAL U.S. GOVERNMENT AGENCY OBLIGATION (Cost $5,493,962)	5,497,855

	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.0%
	Residential Accredit Loans, Series 1999-QS4, Class A1
34,583	6.250%, 03/25/14	34,874
	Salomon Brothers Mortgage Securities VII, Series 2001-CPB1, Class A (1)
16,113	3.283%, 12/25/30	15,524
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $50,997)	50,398

Shares
	SHORT-TERM INVESTMENT (8) — 1.5%
2,722,798	JPMorgan Prime Money Market Fund, 0.030% (Cost $2,722,798)	2,722,798
	TOTAL INVESTMENTS — 103.7% (Cost $181,471,809)	186,927,754
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (3.7)%	(6,652,094)
	NET ASSETS — 100%	$180,275,660

(1)	Variable Rate Security — Rate disclosed is as of April 30, 2010
(2)	Security considered illiquid. On April 30, 2010, the value of these securities amounted to $197,179, representing 0.1% of the net assets of the Fund.
(3)	Securities, or a portion of these securities, have been pledged as collateral on open derivative positions and mortgage dollar rolls.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On April 30, 2010, the value of these securities amounted to $23,032,170, representing 12.8% of the net assets of the Fund.

(5)	Security is when-issued.
(6)	Discount Note.
(7)	Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.
(8)	The rate shown represents the 7-day current yield as of April 30, 2010.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FTSE — Financial Times and the London Stock Exchange
GNMA — Government National Mortgage Association
IO — Interest Only
LLC — Limited Liability Corporation
LP — Limited Partnership
NY — New York
REMIC — Real Estate Mortgage Investment Conduit
REIT — Real Estate Investment Trust
S&P — Standard & Poor’s TBA — To Be Announced

The following is a summary of the inputs used as of April 30, 2010, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Government Mortgage-Backed Obligations	$—	$77,063,352	$—	$77,063,352
Corporate Obligations	—	76,876,690	—	76,876,690
Commercial Mortgage-Backed Obligations	—	12,571,000	—	12,571,000
U.S. Treasury Obligations	—	12,145,661	—	12,145,661
U.S. Government Agency Obligation	—	5,497,855	—	5,497,855
Collateralized Mortgage Obligations	—	50,398	—	50,398
Short-Term Investment	2,722,798	—	—	2,722,798

Total Investments in Securities	$2,722,798	$184,204,956	$—	$186,927,754

Other Financial Instruments
Futures — Unrealized Appreciation	$153,122	$—	$—	$153,122
Futures — Unrealized Depreciation	(195,130)	—	—	(195,130)
Total Other Financial Instruments	$(42,008)	$—	$—	$(42,008)

Futures Contracts — A summary of the open futures contracts held by the Fund at April 30, 2010, is as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
Canadian 10-Year Bond	44	Jun-2010	$(17,598)
Long Gilt 10-Year Bond	(15)	Jun-2010	(46,479)
U.S. 10-Year Treasury Note	(55)	Jun-2010	(39,918)
U.S. 2-Year Treasury Note	(8)	Jul-2010	(4,467)
U.S. 5-Year Treasury Note	(113)	Jul-2010	(86,668)
U.S. Long Treasury Bond	38	Jun-2010	153,122
			$(42,008)

The accompanying notes are an integral part of the financial statements.

Schroder Multi-Asset Growth Portfolio

Schedule of Investments

April 30, 2010 (unaudited)

Shares		Value $

	EQUITIES — 42.6%
	Domestic Equity — 19.8%
139,225	Schroder U.S. Small and Mid Cap Opportunities Fund, Investor Shares (1) (2)	1,524,517

	International Equities — 22.8%
4,600	iShares MSCI EAFE Index Fund	250,378
1,148	iShares MSCI EMU Index Fund	39,204
12,570	iShares MSCI Japan Index Fund	130,603
6,785	iShares MSCI Pacific ex-Japan Index Fund	286,666
20,027	Schroder Emerging Market Equity Fund, Investor Shares (2)	249,340
20,781	Schroder International Alpha Fund, Investor Shares (2)	192,429
74,822	Schroder International Diversified Value Fund, Investor Shares (2)	615,038
		1,763,658
	TOTAL EQUITIES (Cost $2,408,777)	3,288,175

	FIXED INCOME — 33.2%
	Corporate Bond — 8.7%
6,252	iShares iBoxx Investment Grade Corporate Bond Fund	670,902

	Emerging Market Bonds — 11.6%
54,770	PIMCO Developing Local Markets Fund	562,489
24,183	PIMCO Emerging Markets Bond Fund	258,517
2,865	PowerShares Emerging Markets Sovereign Debt Portfolio	75,350
		896,356
	High Yield Bonds — 12.9%
100,649	Goldman Sachs High Yield Fund	722,661
28,032	T. Rowe Price High Yield Fund	274,428
		997,089
	TOTAL FIXED INCOME (Cost $2,328,031)	2,564,347

	COMMODITIES — 7.5%
71,068	PIMCO Commodity RealReturn Strategy Fund	575,647
	(Cost $506,746)	575,647

	REAL ESTATE — 4.7%
3,035	iShares Dow Jones U.S. Real Estate Index Fund	160,703
6,619	iShares S&P World ex-U.S. Property Index Fund	204,130
	TOTAL REAL ESTATE (Cost $401,899)	364,833

	INFRASTRUCTURE — 3.4%
144,192	HSBC Infrastructure	262,921
	(Cost $263,361)	262,921

	ABSOLUTE RETURN — 0.7%
3,323	Highbridge Statistical Market Neutral Select Fund Class A (1)	51,909
	(Cost $50,900)	51,909

	PRIVATE EQUITY — 0.7%
5,534	PowerShares Listed Private Equity Portfolio	55,783
	(Cost $64,018)	55,783

	SHORT-TERM INVESTMENT(3) — 2.6%
200,281	JPMorgan Prime Money Market Fund, 0.030% (Cost $200,281)	200,281
	TOTAL INVESTMENTS — 95.4% (Cost $6,224,013)	7,363,896

	OTHER ASSETS LESS LIABILITIES — 4.6%	351,848

	NET ASSETS — 100%	$7,715,744

(1)	Denotes non-income producing security.
(2)	Affiliated fund.
(3)	The rate shown represents the 7-day current yield as of April 30, 2010.

The accompanying notes are an integral part of the financial statements.

AUD — Australian Dollar

CAD — Canadian Dollar

EAFE — Europe, Australasia, and the Far East

EMU — European Monetary Unit

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

GBP — British Pound Sterling

JPY — Japanese Yen

KRW — Korean Won

MSCI — Morgan Stanley Capital International

MYR — Malaysian Ringgit

NOK — Norwegian Krone

S&P — Standard & Poor’s

SGD — Singapore Dollar

TWD — Taiwan Dollar

USD — United States Dollar

The following is a summary of the inputs used as of April 30, 2010, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Equities
Domestic Equity	$1,524,517	$—	$—	$1,524,517
International Equities	1,763,658	—	—	1,763,658
	3,288,175	—	—	3,288,175
Fixed Income
Corporate Bond	670,902	—	—	670,902
Emerging Market Bonds	896,356	—	—	896,356
High Yield Bonds	997,089	—	—	997,089
	2,564,347	—	—	2,564,347

Commodities	575,647	—	—	575,647
Real Estate	364,833	—	—	364,833
Infrastructure	262,921	—	—	262,921
Absolute Return	51,909	—	—	51,909
Private Equity	55,783	—	—	55,783

Short-Term Investment	200,281	—	—	200,281

Total Investments in Securities	$7,363,896	$—	$—	$7,363,896

Other Financial Instruments
Forwards — Unrealized Appreciation	$—	$34,566	$—	$34,566
Forwards — Unrealized Depreciation	—	(6,072)	—	(6,072)
Futures — Unrealized Appreciation	49,942	—	—	49,942
Futures — Unrealized Depreciation	(75,099)	—	—	(75,099)
Total Other Financial Instruments	$(25,157)	$28,494	$—	$3,337

The accompanying notes are an integral part of the financial statements.

Schedule of Investments (concluded)

Forward Foreign Currency Contracts — A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2010, is as follows:

					Unrealized
Settlement					Appreciation
Date	Currency to Deliver		Currency to Receive		(Depreciation)
5/20/10	JPY	33,381,000	USD	370,008	$14,521
6/3/10	EUR	100,000	GBP	88,150	1,654
6/17/10	AUD	295,000	USD	268,609	(2,724)
6/17/10	EUR	210,996	NOK	1,686,729	4,372
6/17/10	EUR	729,690	USD	981,813	10,076
7/14/10	USD	151,318	TWD	4,730,000	(247)
7/15/10	USD	227,020	CAD	227,500	(3,101)
7/15/10	USD	149,951	SGD	208,600	2,310
7/19/10	USD	78,385	KRW	87,000,000	324
7/20/10	USD	156,654	MYR	503,000	765
7/22/10	JPY	13,582,028	AUD	158,600	544
					$28,494

Futures Contracts — A summary of the open futures contracts held by the Fund at April 30, 2010, is as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
FTSE Index	3	Jun-2010	$(2,007)
Russell 2000 Index E-MINI	(17)	Jun-2009	(73,092)
S&P 500 Index E-MINI	20	Jun-2010	36,217
Topix Index	2	Jun-2010	13,725
			$(25,157)

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

April 30, 2010 (unaudited)

	International Alpha Fund	International Diversified Value Fund	Emerging Market Equity Fund
ASSETS
Investments in securities, at value — Note 2	$52,560,110	$11,716,940	$140,819,210
Foreign currency	7	11,897	111,090
Receivable for securities sold	2,019,643	—	1,028,048
Receivable for Fund shares sold	19,344	—	1,403,056
Dividends and tax reclaims receivable	336,107	97,301	389,827
Prepaid expenses	29,071	22,144	48,522
Due from Investment Advisor — Note 3	—	29,923	—
Unrealized appreciation on spot foreign currency contracts	928	3	1,154
Unrealized appreciation on forward foreign currency contracts	—	—	—
Initial margin for futures contracts	—	—	—
Variation margin receivable	—	—	—
TOTAL ASSETS	54,965,210	11,878,208	143,800,907

LIABILITIES
Payable for securities purchased	1,837,734	—	2,322,069
Unrealized depreciation on spot foreign currency contracts	2,571	11	1,751
Foreign currency payable	—	—	—
Variation margin payable	—	—	—
Income distributions payable	—	—	—
Payable for Thailand capital gains tax	—	5,844	54,619
Payable for Fund shares redeemed	—	—	117,017
Investment Advisory fees payable — Note 3	16,798	—	4,131
Sub-administration fees payable — Note 3	4,318	976	11,373
Trustees’ fees payable — Note 6	554	409	753
Distribution fees payable, Advisor Shares — Note 3	7,144	323	14,819
Accrued expenses and other liabilities	75,255	97,527	131,689
TOTAL LIABILITIES	1,944,374	105,090	2,658,221
NET ASSETS	$53,020,836	$11,773,118	$141,142,686

NET ASSETS
Capital paid-in	$61,851,549	$14,575,982	$133,579,521
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	(90,597)	68,146	(87,405)
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(14,743,335)	(3,150,052)	(2,907,361)
Net unrealized appreciation on investments	6,002,345	279,559	10,557,152
Net unrealized depreciation on futures	—	—	—
Net unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	874	(517)	779
NET ASSETS	$53,020,836	$11,773,118	$141,142,686

Investor Shares:
Net assets	$19,204,608	$10,180,055	$64,307,946
Total shares outstanding at end of period	2,074,719	1,237,961	5,163,661
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$9.26	$8.22	$12.45
Advisor Shares:
Net assets	$33,816,228	$1,593,063	$76,834,740
Total shares outstanding at end of period	3,659,644	193,727	6,187,181
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$9.24	$8.22	$12.42
Cost of securities	$46,557,765	$11,437,381	$130,262,058
Cost of foreign currency	$7	$11,701	$111,068

The accompanying notes are an integral part of the financial statements.

U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund	North American Equity Fund	Total Return Fixed Income Fund

$187,863,451	$71,468,040	$467,349,744	$186,927,754
—	—	—	—
1,572,101	450,665	2,689,386	18,128,045
94,774	351,335	953,365	1,372,945
80,920	17,557	552,222	1,584,272
43,806	36,133	63,195	57,377
—	—	—	2,103
—	—	2,753	—
—	—	70,884	—
—	—	—	268,767
—	—	—	68,902
189,655,052	72,323,730	471,681,549	208,410,165

2,019,846	886,502	3,675,622	27,231,245
—	—	—	—
—	—	3	11,762
—	—	—	96,959
—	—	—	675,425
—	—	—	—
226,047	8,344	—	1,371
154,039	20,669	96,906	—
15,304	5,746	5,039	14,456
995	594	1,862	906
867	1,149	45	1,062
96,429	70,635	153,444	101,319
2,513,527	993,639	3,932,921	28,134,505
$187,141,525	$71,330,091	$467,748,628	$180,275,660

$173,055,604	$61,238,063	$544,912,651	$171,806,156
(463,547)	(56,689)	2,191,195	(107,180)
(24,301,594)	266,575	(109,185,978)	3,160,458
38,851,062	9,882,142	29,760,019	5,455,945
—	—	—	(42,008)
—	—	70,741	2,289
$187,141,525	$71,330,091	$467,748,628	$180,275,660

$184,110,979	$65,227,496	$467,585,448	$175,314,547
8,499,251	5,954,761	51,262,905	16,824,792
$21.66	$10.95	$9.12	$10.42

$3,030,546	$6,102,595	$163,180	$4,961,113
141,104	562,574	17,914	475,703
$21.48	$10.85	$9.11	$10.43
$149,012,389	$61,585,898	$437,589,725	$181,471,809
$—	$—	$(3)	$(11,762)

Schroder Mutual Funds

Statement of Assets and Liabilities

April 30, 2010 (unaudited)

Multi-Asset Growth Portfolio
ASSETS
Investments in securities, at value — Note 2	$4,782,572
Investments in affiliated securities, at value — Note 2	2,581,324
Initial margin for futures contracts	128,146
Unrealized appreciation on forward foreign currency contracts	39,498
Dividends and tax reclaims receivable	7,936
Receivable for securities sold	208,506
Receivable for Fund shares sold	1,440
Prepaid expenses	34,490
Due from Investment Advisor — Note 3	20,387
Variation margin receivable	35,661
TOTAL ASSETS	7,839,960
LIABILITIES
Variation margin payable	25,811
Foreign currency payable	50
Unrealized depreciation on forward foreign currency contracts	11,004
Trustees’ fees payable — Note 6	396
Sub-administration fees payable — Note 3	635
Distribution fees payable, A Shares — Note 3	661
Distribution fees payable, Advisor Shares — Note 3	825
Distribution fees payable, R Shares — Note 3	177
Accrued expenses and other liabilities	84,657
TOTAL LIABILITIES	124,216
NET ASSETS	$7,715,744
NET ASSETS
Capital paid-in	$17,768,460
Undistributed net investment income	19,202
Accumulated net realized loss on investments, affiliated investments, futures and foreign currency transactions	(11,215,527)
Net unrealized appreciation on investments and affiliated investments	1,139,883
Net unrealized depreciation on futures	(25,157)
Net unrealized appreciation on forward foreign currency contracts and foreign currency translations	28,883
NET ASSETS	$7,715,744
Investor Shares:
Net assets	$1,108,329
Total shares outstanding at end of year	133,542
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$8.30
A Shares:
Net assets	$2,444,540
Total shares outstanding at end of year	293,852
Net asset value and redemption price per share (net assets ÷ shares outstanding)	$8.32
Maximum offering price per share ($8.32 ÷ 95.5%)	$8.71
Advisor Shares:
Net assets	$3,718,714
Total shares outstanding at end of year	448,314
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$8.29
R Shares:
Net assets	$444,161
Total shares outstanding at end of year	53,589
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$8.29
Cost of securities	$4,393,749
Cost of affiliated securities	$1,830,264
Cost of foreign currency	$(50)

The accompanying notes are an integral part of the financial statements.

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Schroder Mutual Funds

Statements of Operations

For the Period Ended April 30, 2010 (unaudited)

	International Alpha Fund	International Diversified Value Fund
INVESTMENT INCOME
Dividend income	$621,679	$260,592
Interest income	—	1,641
Foreign taxes withheld	(77,729)	(29,550)
TOTAL INCOME	543,950	232,683
EXPENSES
Investment Advisory fees — Note 3	259,801	55,715
Distribution fees, Advisor Shares — Note 3	47,101	1,805
Distribution fees, A Shares — Note 3	—	—
Distribution fees, R Shares — Note 3	—	—
Sub-administration fees — Note 3	30,534	6,339
Trustees fees — Note 6	5,580	4,143
Transfer agent fees	44,733	42,912
Registration fees	15,600	15,920
Audit fees	22,481	27,766
Legal fees	27,368	20,524
Custodian fees	12,636	22,355
Insurance	11,719	8,700
Printing	5,737	4,468
Pricing fees	3,344	31,799
Other	2,887	13,522
TOTAL EXPENSES	489,521	255,968
Expenses waived by Investment Advisor — Note 3	(135,981)	(55,715)
Reimbursement from Investment Advisor	—	(134,375)
NET EXPENSES	353,540	65,878
NET INVESTMENT INCOME (LOSS)	190,410	166,805
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AFFILIATED INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain on investments sold	4,008,623	488,348
Net realized gain on affiliated investments	—	—
Net realized gain (loss) on futures	—	(7,866)
Net realized gain (loss) on foreign currency transactions	(2,383)	1,141
Net realized gain on investments, affiliated investments, futures and foreign currency transactions	4,006,240	481,623

Change in unrealized appreciation (depreciation) on investments	(2,009,488)	146,225
Change in unrealized appreciation on affiliated investments	—	—
Change in unrealized appreciation (depreciation) on futures	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(2,031)	(765)
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, futures, forward foreign currency contracts and foreign currency translations	(2,011,519)	145,460
NET REALIZED AND UNREALIZED GAIN	1,994,721	627,083
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,185,131	$793,888

(1) Includes affiliated income of $21,249.

The accompanying notes are an integral part of the financial statements.

Emerging Market Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund	North American Equity Fund	Total Return Fixed Income Fund	Multi-Asset Growth Portfolio

$836,035	$726,733	$268,209	$4,722,280	$77,665	$151,069 (1)
—	—	—	—	3,922,458	—
(88,332)	(5,213)	(131)	(51,228)	—	—
747,703	721,520	268,078	4,671,052	4,000,123	151,069

514,790	879,081	290,929	520,721	215,837	27,129
65,560	3,531	6,058	229	8,023	4,352
—	—	—	—	—	3,256
—	—	—	—	—	1,076
56,837	99,910	32,580	27,074	98,408	4,111
6,186	9,409	5,320	16,441	9,037	4,016
45,889	50,316	44,613	57,229	48,874	85,321
23,069	18,883	19,817	20,426	27,588	25,178
28,937	21,891	21,891	22,088	21,891	23,250
32,855	45,869	27,175	80,323	44,602	19,969
149,577	13,943	11,972	44,157	13,587	2,937
10,820	20,181	10,046	36,571	18,018	9,450
10,705	16,218	6,859	15,688	8,311	5,429
9,139	1,940	1,571	6,426	23,847	547
4,261	3,895	2,644	6,639	3,744	4,095
958,625	1,185,067	481,475	854,012	541,767	220,116
(249,587)	—	(169,942)	—	(188,277)	(27,129)
—	—	—	—	—	(139,087)
709,038	1,185,067	311,533	854,012	353,490	53,900
38,665	(463,547)	(43,455)	3,817,040	3,646,633	97,169

2,367,545	9,667,065	2,377,398	8,204,623	3,236,290	84,903
—	—	—	—	—	32,655
—	—	—	1,089,632	80,499	(82,162)
(6,780)	(3,183)	(554)	(1,279,707)	1,131	87,071
2,360,765	9,663,882	2,376,844	8,014,548	3,317,920	122,467
4,340,017	22,065,182	6,277,936	45,717,803	(224,929)	65,244
—	—	—	—	—	245,193
—	—	—	327	(17,048)	(67,469)
(2,395)	—	34	(102)	6,130	37,282
4,337,622	22,065,182	6,277,970	45,718,028	(235,847)	280,250
6,698,387	31,729,064	8,654,814	53,732,576	3,082,073	402,717
$6,737,052	$31,265,517	$8,611,359	$57,549,616	$6,728,706	$499,886

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Period Ended April 30, 2010 (unaudited) and the Year Ended October 31, 2009

	International Alpha Fund		International Diversified Value Fund
	Six Months Ended April 30, 2010	Year Ended October 31, 2009	Six Months Ended April 30, 2010	Year Ended October 31, 2009
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$190,410	$734,282	$166,805	$267,303
Net realized gain (loss) on investments, futures and foreign currency transactions	4,006,240	(12,193,369)	481,623	(3,445,439)
Change in unrealized appreciation (depreciation) on investments, futures, forward foreign currency contracts and foreign currency translations	(2,011,519)	27,057,423	145,460	6,417,073
Net increase in net assets resulting from operations	2,185,131	15,598,336	793,888	3,238,937

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(269,303)	(172,598)	(310,675)	(353,167)
Advisor Shares	(652,009)	(160,773)	(44,616)	(34,486)
Total dividends and distributions	(921,312)	(333,371)	(355,291)	(387,653)

Share Transactions:
Investor Shares:
Sales of shares	5,413,688	2,580,442	276,460	100,720
Reinvestment of distributions	226,636	167,480	310,675	353,167
Redemption of shares	(2,635,964)	(7,198,600)	(21,061)	(1,022,080)
Redemption fees - Note 5	47	4,503	—	—
Total increase (decrease) from Investor Share transactions	3,004,407	(4,446,175)	566,074	(568,193)

Advisor Shares:
Sales of shares	2,600,641	21,064,271	328,835	295,360
Reinvestment of distributions	629,776	157,487	44,484	33,381
Redemption of shares	(9,774,276)	(8,064,342)	(176,687)	(86,505)
Redemption fees - Note 5	700	13,125	77	1,185
Total increase (decrease) from Advisor Share transactions	(6,543,159)	13,170,541	196,709	243,421
Net increase (decrease) in net assets from share transactions	(3,538,752)	8,724,366	762,783	(324,772)
Total increase (decrease) in net assets	(2,274,933)	23,989,331	1,201,380	2,526,512
Net Assets
Beginning of period	55,295,769	31,306,438	10,571,738	8,045,226
End of period	$53,020,836	$55,295,769	$11,773,118	$10,571,738

Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$(90,597)	$640,305	$68,146	$256,632

The accompanying notes are an integral part of the financial statements.

Emerging Market Equity Fund		U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund
Six Months Ended April 30, 2010	Year Ended October 31, 2009	Six Months Ended April 30, 2010	Year Ended October 31, 2009	Six Months Ended April 30, 2010	Year Ended October 31, 2009

$38,665	$307,192	$(463,547)	$(701,532)	$(43,455)	$(13,214)
2,360,765	(3,963,882)	9,663,882	(26,215,671)	2,376,844	(1,115,434)
4,337,622	15,609,242	22,065,182	45,167,214	6,277,970	6,026,987
6,737,052	11,952,552	31,265,517	18,250,011	8,611,359	4,898,339

(232,619)	(14,779)	—	—	—	—
(160,075)	—	—	—	—	—
(392,694)	(14,779)	—	—	—	—

31,263,705	18,155,150	5,311,177	11,843,373	25,815,626	26,242,853
162,214	14,779	—	—	—	—
(4,474,388)	(11,859,646)	(14,655,723)	(45,951,302)	(4,577,058)	(6,719,141)
15,300	19,940	117	3,403	590	678
26,966,831	6,330,223	(9,344,429)	(34,104,526)	21,239,158	19,524,390

71,535,338	14,149,425	283,555	585,543	1,985,175	3,303,768
157,498	—	—	—	—	—
(11,393,703)	(2,298,543)	(556,515)	(1,347,110)	(192,085)	(269,502)
31,980	8,421	—	—	143	599
60,331,113	11,859,303	(272,960)	(761,567)	1,793,233	3,034,865
87,297,944	18,189,526	(9,617,389)	(34,866,093)	23,032,391	22,559,255
93,642,302	30,127,299	21,648,128	(16,616,082)	31,643,750	27,457,594

47,500,384	17,373,085	165,493,397	182,109,479	39,686,341	12,228,747
$141,142,686	$47,500,384	$187,141,525	$165,493,397	$71,330,091	$39,686,341

$(87,405)	$266,624	$(463,547)	$—	$(56,689)	$(13,234)

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Period Ended April 30, 2010 (unaudited) and the Year Ended October 31, 2009

	North American Equity Fund		Total Return Fixed Income Fund
	Six Months Ended April 30, 2010	Year Ended October 31, 2009	Six Months Ended April 30, 2010	Year Ended October 31, 2009
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$3,817,040	$7,726,117	$3,646,633	$4,060,288
Net realized gain (loss) on investments, futures and foreign currency transactions	8,014,548	(92,712,247)†	3,317,920	1,755,486
Change in unrealized appreciation (depreciation) on investments, futures, forward foreign currency contracts and foreign currency translations	45,718,028	112,503,753	(235,847)	8,846,025
Net increase in net assets resulting from operations	57,549,616	27,517,623	6,728,706	14,661,799

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(6,697,194)	(12,818,379)	(3,522,178)	(3,990,845)
Advisor Shares	(1,744)	(2,845)	(127,048)	(181,136)
Net realized gains:
Investor Shares	—	—	(1,625,943)	(1,793,854)
Advisor Shares	—	—	(66,819)	(38,598)
Total dividends and distributions	(6,698,938)	(12,821,224)	(5,341,988)	(6,004,433)

Share Transactions:
Investor Shares:
Sales of shares	45,542,269	20,083,463	37,201,758	88,416,860
Reinvestment of distributions	4,892,614	7,983,706	4,634,459	5,379,168
Redemption of shares	(8,999,467)	(69,810,327)	(26,771,742)	(15,543,514)
Redemption of shares in-kind	—	(84,561,824)	—	—
Total increase (decrease) from Investor Share transactions	41,435,416	(126,304,982)	15,064,475	78,252,514

Advisor Shares:
Sales of shares	30,635	4,500	942,687	9,530,543
Reinvestment of distributions	1,744	2,785	140,283	163,668
Redemption of shares	—	(1,995)	(3,110,453)	(4,058,405)
Total increase (decrease) from Advisor Share transactions	32,379	5,290	(2,027,483)	5,635,806
Net increase (decrease) in net assets from share transactions	41,467,795	(126,299,692)	13,036,992	83,888,320
Total increase (decrease) in net assets	92,318,473	(111,603,293)	14,423,710	92,545,686
Net Assets
Beginning of period	375,430,155	487,033,448	165,851,950	73,306,264
End of period	$467,748,628	$375,430,155	$180,275,660	$165,851,950

Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$2,191,195	$5,073,093	$(107,180)	$(104,587)

† Includes realized gains or losses from in-kind transactions (see Note 7 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statement of Changes in Net Assets

For the Period Ended April 30, 2010 (unaudited) and the Year Ended October 31, 2009

	Multi-Asset Growth Portfolio
	Six Months Ended April 30, 2010	Year Ended October 31, 2009
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$97,169	$292,456
Net realized gain (loss) on investments, affiliated investments, futures and foreign currency transactions	122,467	(7,763,939)
Change in unrealized appreciation on investments, affiliated investments, futures, forward foreign currency contracts and foreign currency translations	280,250	7,432,642
Net increase (decrease) in net assets resulting from operations	499,886	(38,841)

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(14,813)	(18,542)
A Shares	(51,806)	(130,497)
Advisor Shares	(73,802)	(624,442)
R Shares	(8,406)	(16,070)
Total dividends and distributions	(148,827)	(789,551)

Share Transactions:

Investor Shares:
Sales of shares	507,638	156,821
Reinvestment of distributions	14,813	18,542
Redemption of shares	(50,071)	(1,867)
Redemption fees - Note 5	95	—
Total increase from Investor Share transactions	472,475	173,496
A Shares:
Sales of shares	102,495	125,605
Reinvestment of distributions	45,079	585,002
Redemption of shares	(329,285)	(15,189,859)
Redemption fees - Note 5	—	498
Total decrease from A Share transactions	(181,711)	(14,478,754)
Advisor Shares:
Sales of shares	546,918	149,124
Reinvestment of distributions	73,802	130,497
Redemption of shares	(361,529)	(39,683)
Redemption fees - Note 5	24	663
Total increase from Advisor Share transactions	259,215	240,601
R Shares:
Reinvestment of distributions	8,406	16,070
Total increase from R Share transactions	8,406	16,070
Net increase (decrease) in net assets from share transactions	558,385	(14,048,587)
Total increase (decrease) in net assets	909,444	(14,876,979)
Net Assets
Beginning of period	6,806,300	21,683,279
End of period	$7,715,744	$6,806,300

Undistributed net investment income	$19,202	$70,860

Schroder Mutual Funds

Financial Highlights

For the Period Ended April 30, 2010 (unaudited) and the Years or Periods Ended October 31

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
International Alpha Fund
Investor Shares
2010*	$9.00	$0.05	(1)	$0.38	†	$0.43	$(0.17)	$—	$(0.17)
2009	6.73	0.13	(1)	2.21	†	2.34	(0.07)	—	(0.07)
2008	13.44	0.14	(1)	(6.61	)†	(6.47)	(0.24)	—	(0.24)
2007	10.64	0.11	(1)	2.78	†	2.89	(0.09)	—	(0.09)
2006	8.35	0.12		2.34		2.46	(0.17)	—	(0.17)
2005	7.08	0.14		1.22		1.36	(0.09)	—	(0.09)
Advisor Shares
2010*	$8.97	$0.03	(1)	$0.39	†	$0.42	$(0.15)	$—	$(0.15)
2009	6.71	0.11	(1)	2.20	†	2.31	(0.05)	—	(0.05)
2008	13.40	0.11	(1)	(6.59	)†	(6.48)	(0.21)	—	(0.21)
2007	10.64	0.07	(1)	2.77	†	2.84	(0.08)	—	(0.08)
2006(b)	10.23	—	(c)	0.41	†	0.41	—	—	—

International Diversified Value Fund
Investor Shares
2010*	$7.91	$0.12	(1)	$0.46		$0.58	$(0.27)	$—	$(0.27)
2009	5.61	0.20	(1)	2.37		2.57	(0.27)	—	(0.27)
2008	13.65	0.37	(1)	(6.34	)†	(5.97)	(0.59)	(1.48)	(2.07)
2007	10.54	0.48		2.80		3.28	(0.11)	(0.06)	(0.17)
2006(d)	10.00	0.04		0.50		0.54	—	—	—
Advisor Shares
2010*	$7.91	$0.11	(1)	$0.45	†	$0.56	$(0.25)	$—	$(0.25)
2009	5.59	0.19	(1)	2.38	††	2.57	(0.25)	—	(0.25)
2008	13.62	0.34	(1)	(6.33	)†	(5.99)	(0.56)	(1.48)	(2.04)
2007	10.53	0.43		2.83	†	3.26	(0.11)	(0.06)	(0.17)
2006(d)	10.00	0.04		0.49		0.53	—	—	—

Emerging Market Equity Fund
Investor Shares
2010*	$11.34	$0.01	(1)	$1.16	†	$1.17	$(0.06)	$—	$(0.06)
2009	6.99	0.12	(1)	4.24	††	4.36	(0.01)	—	(0.01)
2008	17.91	0.11		(8.94	)†	(8.83)	(0.14)	(1.95)	(2.09)
2007	10.55	0.04		7.37		7.41	(0.05)	—	(0.05)
2006(e)	10.00	0.04		0.51		0.55	—	—	—
Advisor Shares
2010*	$11.32	$—	(1) (c)	$1.16	††	$1.16	$(0.06)	$—	$(0.06)
2009	6.97	0.05	(1)	4.30	†††	4.35	—	—	—
2008	17.86	0.08		(8.91	)†	(8.83)	(0.11)	(1.95)	(2.06)
2007	10.53	0.02		7.34		7.36	(0.03)	—	(0.03)
2006(e)	10.00	0.04		0.49		0.53	—	—	—
U.S. Opportunities Fund
Investor Shares
2010*	$18.15	$(0.05	)(1)	$3.56	†	$3.51	$—	$—	$—
2009	15.79	(0.07	)(1)	2.43	†	2.36	—	—	—
2008	25.40	(0.06	)(1)	(7.22	)†	(7.28)	(0.03)	(2.30)	(2.33)
2007	23.06	0.02	(1)	4.30	†	4.32	—	(1.98)	(1.98)
2006	19.66	—	(c)	4.15	†	4.15	—	(0.75)	(0.75)
2005	19.58	—	(c)	2.11	†	2.11	—	(2.03)	(2.03)
Advisor Shares
2010*	$18.01	$(0.08	)(1)	$3.55		$3.47	$—	$—	$—
2009	15.71	(0.11	)(1)	2.41		2.30	—	—	—
2008	25.32	(0.11	)(1)	(7.20)		(7.31)	—	(2.30)	(2.30)
2007	23.04	(0.04	)(1)	4.30	††	4.26	—	(1.98)	(1.98)
2006(b)	22.21	—	(c)	0.83		0.83	—	—	—

*	For the six months ended April 30, 2010 (unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
**	Had custody offsets been included the ratios would have been 1.75% and 2.00% for the Investor Shares and Advisor Shares, respectively.
†	Includes redemption fees. Amount was less than $0.01 per share.
††	Includes redemption fees of $0.01 per share.
†††	Includes redemption fees of $0.02 per share.
(1)	Per share net investment income (loss) calculated using average shares.

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate

$9.26	4.76%	$19,205	1.15%	1.67%	1.05%	46%
9.00	35.28	15,878	1.15	1.75	1.82	109
6.73	(48.95)	15,876	1.25	1.61	1.26	88
13.44	27.38	28,483	1.25	1.54	0.92	112
10.64	29.86	22,962	1.25	2.45	1.68	76
8.35	19.45	6,545	1.25	3.88	1.85	126

$9.24	4.68%	$33,816	1.40%	1.91%	0.58%	46%
8.97	34.84	39,418	1.40	1.99	1.49	109
6.71	(49.04)	15,430	1.50	1.86	1.04	88
13.40	26.92	28,308	1.50	1.77	0.60	112
10.64	4.01	21,481	1.50	2.43	(0.03)	76

$8.22	7.42%	$10,180	1.15%	4.56%	3.02%	44%
7.91	48.45	9,230	1.15	5.49	3.23	140
5.61	(50.61)	7,274	1.25	3.65	3.92	50
13.65	31.56	12,479	1.25	3.85	2.97	58
10.54	5.40	9,484	1.25	8.61	2.30	7

$8.22	7.24%	$1,593	1.40%	4.81%	2.83%	44%
7.91	48.42	1,342	1.40	5.71	3.01	140
5.59	(50.78)	771	1.50	3.89	3.58	50
13.62	31.31	1,660	1.50	4.12	2.76	58
10.53	5.30	1,053	1.50	8.86	2.05	7

$12.45	10.37%	$64,308	1.25%	1.73%	0.09%	46%
11.34	62.38	33,479	1.25	2.61	1.34	91
6.99	(55.18)	16,312	1.72	2.51	0.53	123
17.91	70.50	27,774	1.75	2.68	0.37	107
10.55	5.50	12,767	1.87 **	4.88	0.88	49

$12.42	10.26%	$76,835	1.50%	1.99%	0.06%	46%
11.32	62.41	14,021	1.50	2.47	0.55	91
6.97	(55.25)	1,061	1.98	2.73	0.20	123
17.86	70.09	2,594	2.00	2.95	0.08	107
10.53	5.30	1,053	2.12 **	5.10	0.71	49

$21.66	19.34%	$184,111	1.34%	1.34%	(0.52)%	28%
18.15	14.95	162,694	1.40	1.40	(0.45)	64
15.79	(31.08)	178,772	1.25	1.25	(0.29)	74
25.40	20.02	302,351	1.25	1.25	0.10	77
23.06	21.67	231,009	1.21	1.21	(0.11)	101
19.66	11.26	140,467	1.13	1.13	(0.29)	107

$21.48	19.27%	$3,031	1.59%	1.59%	(0.77)%	28%
18.01	14.64	2,800	1.65	1.65	(0.71)	64
15.71	(31.28)	3,337	1.50	1.50	(0.54)	74
25.32	19.76	5,910	1.50	1.50	(0.17)	77
23.04	3.74	667	1.68	1.68	(0.31)	101

(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on May 15, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(c)	Amount was less than $0.01 per share.
(d)	Commenced operations on August 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(e)	Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

Schroder Mutual Funds

Financial Highlights

For the Period Ended April 30, 2010 (unaudited) and the Years or Periods Ended October 31 (unless otherwise indicated)

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2010*	$9.37	$(0.01	)(1)	$1.59	†	$1.58	$—	$—	$—
2009	7.96	—	(1)(b)	1.41	†	1.41	—	—	—
2008	12.56	(0.04	)(1)	(3.81	)†	(3.85)	—	(0.75)	(0.75)
2007	10.25	(0.03	)(1)	2.35	†	2.32	(0.01)	—	(0.01)
2006(c)	10.00	—	(b)	0.25		0.25	—	—	—
Advisor Shares
2010*	$9.29	$(0.02	)(1)	$1.58	†	$1.56	$—	$—	$—
2009	7.91	(0.04	)(1)	1.42	†	1.38	—	—	—
2008	12.53	(0.06	)(1)	(3.81	)†	(3.87)	—	(0.75)	(0.75)
2007	10.23	(0.05	)(1)	2.35	†	2.30	—	—	—
2006(c)	10.00	—	(b)	0.23		0.23	—	—	—
North American Equity Fund
Investor Shares
2010*	$8.09	$0.08		$1.10		$1.18	$(0.15)	$—	$(0.15)
2009	7.58	0.18		0.57		0.75	(0.24)	—	(0.24)
2008	13.52	0.22		(4.37)		(4.15)	(0.28)	(1.51)	(1.79)
2007	12.63	0.31		1.49		1.80	(0.28)	(0.63)	(0.91)
2006	11.15	0.23		1.53		1.76	(0.10)	(0.18)	(0.28)
2005(d)	11.00	0.06		0.63		0.69	(0.05)	(0.49)	(0.54)
2005(h)	10.88	0.22		0.62		0.84	(0.20)	(0.52)	(0.72)
Advisor Shares
2010*	$8.07	$0.06		$1.10		$1.16	$(0.12)	$—	$(0.12)
2009	7.55	0.16		0.57		0.73	(0.21)	—	(0.21)
2008	13.48	0.22		(4.40)		(4.18)	(0.24)	(1.51)	(1.75)
2007	12.61	0.19		1.56		1.75	(0.25)	(0.63)	(0.88)
2006(c)	11.84	0.22		0.55		0.77	—	—	—
Total Return Fixed Income Fund
Investor Shares
2010*	$10.33	$0.22		$0.19		$0.41	$(0.22)	$(0.10)	$(0.32)
2009	9.57	0.37		1.01		1.38	(0.38)	(0.24)	(0.62)
2008	9.79	0.41		(0.22)		0.19	(0.40)	(0.01)	(0.41)
2007	9.81	0.50		(0.03)		0.47	(0.49)	—	(0.49)
2006	9.85	0.48		(0.01)		0.47	(0.49)	(0.02)	(0.51)
2005(e)	10.00	0.30		(0.15)		0.15	(0.30)	—	(0.30)
Advisor Shares
2010*	$10.34	$0.20		$0.19		$0.39	$(0.20)	$(0.10)	$(0.30)
2009	9.57	0.35		1.02		1.37	(0.36)	(0.24)	(0.60)
2008	9.79	0.39		(0.22)		0.17	(0.38)	(0.01)	(0.39)
2007	9.82	0.47		(0.04)		0.43	(0.46)	—	(0.46)
2006	9.85	0.44		—		0.44	(0.45)	(0.02)	(0.47)
2005(e)	10.00	0.28		(0.15)		0.13	(0.28)	—	(0.28)
Multi-Asset Growth Portfolio
Investor Shares
2010*	$7.92	$0.11	(1)	$0.46	†	$0.57	$(0.19)	$—	$(0.19)
2009	7.01	0.18	(1)	1.09		1.27	(0.36)	—	(0.36)
2008 (f)	10.00	0.16	(1)	(3.15)		(2.99)	—	—	—
A Shares
2010*	$7.92	$0.11	(1)	$0.45		$0.56	$(0.16)	$—	$(0.16)
2009	7.00	0.21	(1)	1.05	†	1.26	(0.34)	—	(0.34)
2008 (f)	10.00	0.14	(1)	(3.14	)†	(3.00)	—	—	—
Advisor Shares
2010*	$7.91	$0.11	(1)	$0.45	†	$0.56	$(0.18)	$—	$(0.18)
2009	7.00	0.17	(1)	1.08	†	1.25	(0.34)	—	(0.34)
2008 (f)	10.00	0.14	(1)	(3.14)		(3.00)	—	—	—
R Shares
2010*	$7.90	$0.10	(1)	$0.45		$0.55	$(0.16)	$—	$(0.16)
2009	6.98	0.15	(1)	1.09		1.24	(0.32)	—	(0.32)
2008 (f)	10.00	0.12	(1)	(3.14)		(3.02)	—	—	—

*	For the six months ended April 30, 2009 (Unaudited). All ratios for the period have been annualized, except for the Portfolio Turnover Rate.
**	Had custody offsets been included the ratios would have been 1.40% and 1.64% for the Investor Shares and Advisor Shares, respectively.
†	Includes redemption fees. Amount was less than $0.01 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate

$10.95	16.86%	$65,227	1.05%	1.63%	(0.13)%	42%
9.37	17.71	36,103	1.05	2.32	(0.04)	75
7.96	(32.31)	11,999	1.37	2.74	(0.38)	92
12.56	22.60	10,197	1.40	3.13	(0.23)	93
10.25	2.50	6,952	1.55 **	6.14	(0.05)	46

$10.85	16.79%	$6,103	1.30%	1.89%	(0.38)%	42%
9.29	17.45	3,584	1.30	2.33	(0.40)	75
7.91	(32.56)	230	1.64	3.01	(0.55)	92
12.53	22.48	1,420	1.65	3.37	(0.45)	93
10.23	2.30	512	1.79 **	6.89	(0.33)	46

$9.12	14.67%	$467,585	0.41%	0.41%	1.83%	57%
8.09	10.59	375,315	0.43	0.43	2.09	85
7.58	(34.81)	486,931	0.35	0.35	1.94	131
13.52	15.08	809,998	0.33	0.33	1.82	38
12.63	16.04	1,261,983	0.33	0.33	1.66	51
11.15	6.35	1,303,276	0.35	0.35	1.39	30
11.00	7.59	883,146	0.33	0.33	1.79	89

$9.11	14.51%	$163	0.76%	0.76%	1.48%	57%
8.07	10.28	116	0.78	0.78	1.69	85
7.55	(35.08)	102	0.70	0.70	1.57	131
13.48	14.66	133	0.68	0.68	1.41	38
12.61	6.50	107	0.68	0.68	1.17	51

$10.42	4.01%	$175,315	0.40%	0.62%	4.23%	203%
10.33	14.79	158,900	0.40	0.72	3.68	590
9.57	1.93	72,310	0.40	0.70	4.03	555
9.79	4.90	71,259	0.40	0.96	4.97	464
9.81	4.90	21,795	0.40	2.05	4.86	295
9.85	1.51	9,138	0.40	3.05	3.61	571

$10.43	3.88%	$4,961	0.65%	0.86%	3.96%	203%
10.34	14.61	6,952	0.65	0.98	3.39	590
9.57	1.67	996	0.65	0.95	3.78	555
9.79	4.53	852	0.65	1.48	4.73	464
9.82	4.56	1,060	0.65	2.37	4.59	295
9.85	1.30	1,013	0.65	3.30	3.35	571

$8.30	7.34%	$1,108	1.25%	5.80%	2.75%	20%
7.92	19.49	607	1.25	6.30	2.53	45
7.01	(29.90)	354	1.25	3.80 (g)	1.91	151

$8.32	7.16%	$2,445	1.50%	6.11%	2.73%	20%
7.92	19.13	2,496	1.50	4.58	3.11	45
7.00	(30.00)	18,320	1.50	4.06 (g)	1.65	151

$8.29	7.13%	$3,719	1.50%	6.09%	2.66%	20%
7.91	19.11	3,288	1.50	6.27	2.42	45
7.00	(30.00)	2,660	1.50	4.06 (g)	1.66	151

$8.29	7.04%	$444	1.75%	6.35%	2.45%	20%
7.90	18.92	415	1.75	6.49	2.18	45
6.98	(30.20)	349	1.75	4.30 (g)	1.41	151

(c)	Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(d)

For the six months ended October 31, 2005. The North American Equity Fund’s fiscal year end changed from April 30 to October 31. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(e)	Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(f)	Commenced operations on December 20, 2007. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(g)

If tax expense was not included, the Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets) would have been 3.20%, 3.46%, 3.46%, and 3.71% for the Investor Shares, A Shares, Advisor Shares and R Shares, respectively.

(h)	For the year or period ended April 30.

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2010 (unaudited)

NOTE 1 — ORGANIZATION

Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares. Schroder North American Equity Fund (the “SGST Fund”) is the only series of shares currently comprising SGST.

Schroder Capital Funds (Delaware) (“SCFD”) is an open-end series management investment company registered under the Investment Company Act. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate series: Schroder International Alpha Fund and Schroder U.S. Opportunities Fund (collectively, the “SCFD Funds”). On April 18, 2007, the Schroder U.S. Opportunities Fund closed to new investors.

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into five separate series: Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Total Return Fixed Income Fund and Schroder Multi-Asset Growth Portfolio (collectively, the “SST Funds,” and together with the SCFD Funds and the SGST Fund, the “Funds”).

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with GAAP.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices (“mid-market price”). Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Credit default and interest rate swaps are valued at the estimate of the mid-market price, together with other supporting information. Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. Prices used for valuations generally are provided by independent pricing services. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments (“high yield debt”) will ordinarily be valued at prices supplied by a Fund’s pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation which approximates market value, pursuant to procedures adopted by the Funds’ Board of Trustees (“Trustees”). Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds’ Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Investments in registered investment companies are priced at each fund’s daily net asset value. The assets of Multi-Asset Growth Portfolio include investments in underlying affiliated registered investment companies, which are valued at their respective daily net asset values.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2010 (unaudited)

no longer reflect their market values at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last trade and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder International Alpha, Schroder International Diversified Value and Schroder Emerging Market Equity Funds use a third-party fair valuation vendor, which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•                 Level 1 — quoted prices in active markets for identical securities

•                 Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                 Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

For the purpose of this Fair Value Measurement summary, securities that have been fair valued by a third-party vendor as discussed above for the Schroder International Alpha, Schroder International Diversified Value and Schroder Emerging Market Equity Funds, are considered Level 2 instruments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  For the six months ended April 30, 2010, there have been no significant changes to the Funds’ fair valuation methodologies.

Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of the Funds for each Fund to continue to qualify as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the six months ended April 30, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2010 (unaudited)

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds, except Schroder Total Return Fixed Income Fund, which declares dividends to shareholders from net investment income daily and distributes these dividends monthly and for which distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

DERIVATIVE INSTRUMENTS: Certain Funds may enter into a variety of “derivative” instruments (for example, options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, to adjust the interest rate sensitivity and duration of a Fund’s portfolio and to increase total return. A Fund’s use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable or unwilling to perform its obligations, or that the Fund will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts may be used in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund’s total return. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2010 (unaudited)

SWAP AGREEMENTS: Certain Funds may enter into swap agreements, including total return swaps, credit default swaps and interest rate swaps. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments, instruments or indices including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. The Funds, in particular Schroder Total Return Fixed Income Fund and Schroder Multi-Asset Growth Portfolio may enter into credit default swap transactions. In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default (or similar events) by a third-party on its obligations. Therefore, in a credit default swap, the Funds may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). The Funds would generally enter into this type of transaction to limit or reduce risk with respect to bonds or loans that it owns in its portfolio or otherwise in connection with transactions intended to reduce one or more risks in the Funds’ portfolio. In addition, the Funds could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. The Funds would generally enter into this type of transaction as a substitute for investment in the securities of the issuer, or otherwise to increase the Funds’ investment return. The Funds may also enter into interest rate swap transactions to adjust interest rate sensitivity and duration of a Fund’s portfolio or otherwise to attempt to increase a Fund’s total return. Interest rate swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. The Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Funds’ Statements of Assets and Liabilities.

Depending on their structures, swap agreements may increase or decrease the Funds’ exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The values of the Funds’ swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The Funds’ ability to engage in certain swap transactions may be limited by tax considerations.

Swaps are marked-to-market daily and the resulting changes in market values, if any, are recorded as an unrealized gain or loss.

Entering into swap agreements involves certain other risks. Such risks include for example, the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates or other rates or values. Risks also arise from potential losses from adverse market movements.

EQUITY-LINKED AND INDEX-LINKED WARRANTS: The Schroder International Alpha, Schroder International Diversified Value, Schroder Emerging Market Equity, Schroder U.S. Small and Mid Cap Opportunities, and Schroder North American Equity Funds may invest in equity-linked and index-linked warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for either equity-linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

RESTRICTED SECURITIES: As of April 30, 2010, the Funds did not own any private placement investments purchased through private offerings or acquired through initial public offerings that cannot be sold without prior registrations under the Securities Act of 1933, as amended, or pursuant to an exemption there from. These investments are valued in accordance with procedures approved by the Trustees.

MORTGAGE DOLLAR ROLLS: The Schroder Total Return Fixed Income Fund may enter into mortgage dollar rolls (principally using TBAs) in which the Fund sells mortgage securities for delivery in the current month and simultaneously

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2010 (unaudited)

contracts to repurchase substantially similar securities in a subsequent month at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls under the purchases and sales method and may receive compensation as consideration for entering into the commitment to repurchase. The Fund must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The counterparty receives all principal and interest payments, including repayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America Inc. (“SIMNA”). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the Investor, Advisor, A and R Shares of certain Funds, SIMNA has contractually agreed to pay or reimburse the applicable Fund for expenses through February 28, 2011, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class:

		Expense Limitation
	Advisor fee	Investor Shares	Advisor Shares	A Shares	R Shares
Schroder International Alpha Fund	0.975%	1.15%	1.40%	N/A	N/A
Schroder International Diversified Value Fund	1.00%	1.15%	1.40%	N/A	N/A
Schroder Emerging Market Equity Fund	1.00%	1.25%	1.50%	N/A	N/A
Schroder U.S. Opportunities Fund	1.00%	1.70%	1.95%	N/A	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund	1.00%	1.05%	1.30%	N/A	N/A
Schroder North American Equity Fund	0.25%	N/A	N/A	N/A	N/A
Schroder Total Return Fixed Income Fund	0.25%	0.40%	0.65%	N/A	N/A
Schroder Multi-Asset Growth Portfolio	0.75%*	1.25%	1.50%	1.50%	1.75%

*SIMNA has contractually agreed, until February 28, 2011 to reduce its Advisor fee by 0.32%.

SIMNA has retained its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of the Schroder International Alpha Fund, the Schroder International Diversified Value Fund, the Schroder Emerging Market Equity Fund, the Schroder North American Equity Fund and the Schroder Multi-Asset Growth Portfolio. SIMNA pays SIMNA Ltd. 50% of the investment advisory fees it receives from these Funds, after waivers.

The administrator of SGST is Schroder Fund Advisors Inc. (“Schroder Advisors”), a wholly-owned subsidiary of SIMNA. Schroder Advisors receives no compensation for its services for the Schroder North American Equity Fund. SIMNA provides certain administration services to the Schroder International Alpha Fund and the Schroder U.S. Opportunities Fund. SIMNA’s compensation for these services is included in the Schroder International Alpha and the Schroder U.S. Opportunities Fund’s advisory fees.

Effective June 1, 2008, under sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the SCFD Funds and the SST Funds pay fees to SEI based on the combined average daily net assets of all the SCFD Funds and the SST Funds according to the following annual rates: 0.095% on the first $1 billion of such assets; 0.085% on the next $1 billion of such assets, 0.07% on the next $1 billion of such assets, 0.06% on the next $2 billion of such assets, and 0.05% on assets in excess of $5 billion. Each Fund pays its pro rata portion of such expenses. Effective January 28, 2005, SGST pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the SGST Fund’s average daily net assets up to $1 billion and 0.005% of the SGST Fund’s average daily net assets over $1 billion.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its A Shares, Advisor Shares and R Shares. Under the Plan, a Fund may make payments at the following annual rates: A Shares and Advisor Shares: up to 0.25% of the average net assets attributable to it’s A Shares or Advisor Shares, except for the Schroder North American Equity Fund which may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Advisor Shares; R Shares: up to 0.50%, of the average daily net assets attributable to the R Shares, as applicable, to compensate Schroder Advisors for distribution services and certain shareholder services with respect to the Funds’ A Shares, Advisor Shares and R Shares.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2010 (unaudited)

NOTE 4 — DERIVATIVE CONTRACTS

Derivative Instruments and Hedging Activities requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows.

FAIR VALUE OF DERIVATIVE INSTRUMENTS: The fair value of derivative instruments as of April 30, 2010, was as follows:

Schroder International Alpha Fund

	Asset Derivatives		Liability Derivatives
	April 30, 2010		April 30, 2010
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$694,424	Investments in securities, at value	$—
Total derivatives not accounted for as hedging instruments		$694,424		$—

Schroder Emerging Market Equity Fund

	Asset Derivatives		Liability Derivatives
	April 30, 2010		April 30, 2010
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$1,794,813	Investments in securities, at value	$—
Total derivatives not accounted for as hedging instruments		$1,794,813		$—

Schroder North American Equity Fund

	Asset Derivatives		Liability Derivatives
	April 30, 2010		April 30, 2010
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$70,884	Unrealized depreciation on forward foreign currency contracts	$—
Total derivatives not accounted for as hedging instruments		$70,884		$—

Schroder Total Return Fixed Income Fund

	Asset Derivatives		Liability Derivatives
	April 30, 2010		April 30, 2010
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on futures contracts	$153,122	Unrealized depreciation on futures contracts	$195,130
Total derivatives not accounted for as hedging instruments		$153,122		$195,130

Schroder Multi-Asset Growth Portfolio

	Asset Derivatives		Liability Derivatives
	April 30, 2010		April 30, 2010
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$34,566	Unrealized appreciation on forward foreign currency contracts	$6,072
Equity contracts	Unrealized appreciation on futures contracts	49,942	Unrealized depreciation on futures contracts	75,099
Total derivatives not accounted for as hedging instruments		$84,508		$81,171

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2010 (unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2010, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Schroder International Alpha Fund

Derivatives not accounted for as Hedging Instruments	Equity-Linked Warrants	Total
Equity contracts	$152,398	$152,398
Total	$152,398	$152,398

Schroder International Diversified Value Fund

Derivatives not accounted for as Hedging Instruments	Futures contracts	Total
Equity contracts	$(7,866)	$(7,866)
Total	$(7,866)	$(7,866)

Schroder North American Equity Fund

Derivatives not accounted for as Hedging Instruments	Futures contracts	Forward foreign currency contracts	Total
Foreign exchange contracts	$—	$(1,268,510)	$(1,268,510)
Equity contracts	1,089,632	—	1,089,632
Total	$1,089,632	$(1,268,510)	$(178,878)

Schroder Total Return Fixed Income Fund

Derivatives not accounted for as Hedging Instruments	Futures contracts	Total
Interest rate contracts	$80,499	$80,499
Total	$80,499	$80,499

Schroder Multi-Asset Growth Portfolio

Derivatives not accounted for as Hedging Instruments	Futures contracts	Forward foreign currency contracts	Total
Foreign exchange contracts	$—	$73,234	$73,234
Equity contracts	(78,417)	—	(78,417)
Interest rate contracts	(3,745)	—	(3,745)
Total	$(82,162)	$73,234	$(8,928)

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2010 (unaudited)

Change in unrealized appreciation (depreciation) on derivatives recognized as income:

Schroder International Alpha Fund

Derivatives not accounted for as Hedging Instruments	Equity-Linked Warrants	Total
Equity contracts	$250,195	$250,195
Total	$250,195	$250,195

Schroder Emerging Market Equity Fund

Derivatives not accounted for as Hedging Instruments	Equity-Linked Warrants	Total
Equity contracts	$95,022	$95,022
Total	$95,022	$95,022

Schroder North American Equity Fund

Derivatives not accounted for as Hedging Instruments	Futures contracts	Forward foreign currency contracts	Total
Foreign exchange contracts	$—	$(43,438)	$(43,438)
Equity contracts	327	—	327
Total	$327	$(43,438)	$(43,111)

Schroder Total Return Fixed Income Fund

Derivatives not accounted for as Hedging Instruments	Futures contracts	Total
Interest rate contracts	$(17,048)	$(17,048)
Total	$(17,048)	$(17,048)

Schroder Multi-Asset Growth Portfolio

Derivatives not accounted for as Hedging Instruments	Futures contracts	Forward foreign currency contracts	Total
Foreign exchange contracts	$—	$39,284	$39,284
Equity contracts	(78,964)	—	(78,964)
Interest rate contracts	11,495	—	11,495
Total	$(67,469)	$39,284	$(28,185)

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2010 (unaudited)

NOTE 5 — REDEMPTION FEES

The Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Multi-Asset Growth Portfolio generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statements of Assets and Liabilities. The redemption fees retained for the six months ended April 30, 2010 were as follows:

Schroder International Alpha Fund	$747
Schroder International Diversified Value Fund	$77
Schroder Emerging Market Equity Fund	$47,280
Schroder U.S. Opportunities Fund	$117
Schroder U.S. Small and Mid Cap Opportunities Fund	$733
Schroder Multi-Asset Growth Portfolio	$119

NOTE 6 — TRANSACTIONS WITH AFFILIATES

TRUSTEES’ FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors for the six months ended April 30, 2010, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors received an annual retainer of $25,000 and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds received an additional $1,000 per meeting, with the Audit Committee chair receiving a $5,000 retainer. If a meeting relates to a single Fund or group of Funds, payments of such meeting fees are allocated only among those Funds to which the meeting relates.

Officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the six months ended April 30, 2010 were as follows:

	Purchases	Sales and Maturities
Schroder International Alpha Fund	$24,179,640	$28,797,018
Schroder International Diversified Value Fund	5,305,194	4,861,968
Schroder Emerging Market Equity Fund	131,078,828	45,565,344
Schroder U.S. Opportunities Fund	43,506,722	57,065,308
Schroder U.S. Small and Mid Cap Opportunities Fund	40,317,642	21,324,661
Schroder North American Equity Fund	276,901,700	230,806,446
Schroder Multi-Asset Growth Portfolio	1,519,074	1,387,234
Schroder Total Return Fixed Income Fund	69,431,828	62,315,275

Purchases and proceeds from sales and maturities of U.S. Government securities for the year ended April 30, 2010 were as follows:

	Purchases	Sales and Maturities
Schroder Total Return Fixed Income Fund	$287,619,577	$280,713,651

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2010 (unaudited)

Both redemptions and subscriptions in-kind reflect the valuation of the underlying securities in accordance with the Funds’ valuation policy. The asset price used to effect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the year ended October 31, 2009, the Schroder North American Equity Fund realized losses from in-kind redemptions of $18,461,226.

Investments made by the Schroder Multi-Asset Growth Portfolio in other Schroder Funds are considered to be investments in Affiliated Companies as defined under section 2(a)(2) of the Investment Company Act. A summary of the investment and income activity in each Affiliated Company’s shares for Schroder Multi-Asset Growth Portfolio is as follows:

Affiliated Registered Investment Company	Contributions	Withdrawals	Realized Gains	Income from Affiliated Investments

Schroder U.S. Small and Mid Cap Opportunities Fund	$—	$—	$—	$—
Schroder Emerging Market Equity Fund	1,731	85,792	32,655	1,731
Schroder International Alpha Fund	40,414	—	—	2,809
Schroder International Diversified Value Fund	92,377	—	—	16,709

NOTE 8 — FEDERAL INCOME TAXES

The tax character of dividends and distributions declared during the years or periods ended October 31, 2009 and October 31, 2008 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Schroder International Alpha Fund
2009	$333,371	$—	$333,371
2008	958,846	—	958,846
Schroder International Diversified Value Fund
2009	387,653	—	387,653
2008	1,796,852	347,610	2,144,462
Schroder Emerging Market Equity Fund
2009	14,779	—	14,779
2008	2,275,689	1,230,055	3,505,744
Schroder U.S. Opportunities Fund
2009	—	—	—
2008	5,039,977	22,631,107	27,671,084
Schroder U.S. Small and Mid Cap Opportunities Fund
2009	—	—	—
2008	311,839	386,347	698,186
Schroder North American Equity Fund
2009	12,821,224	—	12,821,224
2008	28,675,160	77,583,254	106,258,414
Schroder Total Return Fixed Income Fund
2009	5,527,511	476,922	6,004,433
2008	3,069,846	35,383	3,105,229
Schroder Multi-Asset Growth Portfolio
2009	789,551	—	789,551

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2010 (unaudited)

As of October 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforward	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)

Schroder International Alpha Fund	$906,736	$(18,134,885)	$7,132,245	$1,372	$(10,094,532)
Schroder International Diversified Value Fund	316,951	(3,604,956)	76,648	(30,104)	(3,241,461)
Schroder Emerging Market Equity Fund	329,221	(4,105,624)	5,011,555	(16,345)	1,218,807
Schroder U.S. Opportunities Fund	—	(33,631,998)	16,452,395	7	(17,179,596)
Schroder U.S. Small and Mid Cap Opportunities Fund	—	(1,694,220)	3,188,123	(13,234)	1,480,669
Schroder North American Equity Fund	5,164,287	(110,491,358)	(22,599,226)	(88,404)	(128,014,701)
Schroder Total Return Fixed Income Fund	2,120,820	—	5,479,860	(517,894)	7,082,786
Schroder Multi-Asset Growth Portfolio	94,116	(10,655,406)	216,671	(59,156)	(10,403,775)

As of October 31, 2009, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows, except for Schroder Emerging Market Equity Fund, which may be subject to annual limitations:

	October 31,
	2010	2011	2016	2017
Schroder International Alpha Fund	$2,618,789	$913,762	$2,965,067	$11,637,267
Schroder International Diversified Value Fund	—	—	109,889	3,495,067
Schroder Emerging Market Equity Fund	—	—	949,933	3,155,691
Schroder U.S. Opportunities Fund	—	—	6,743,042	26,888,956
Schroder U.S. Small and Mid Cap Opportunities Fund	—	—	819,456	874,764
Schroder North American Equity Fund	—	—	41,332,728	69,158,630
Schroder Multi-Asset Growth Portfolio	—	—	3,192,418	7,462,988

At April 30, 2010, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

Schroder International Alpha Fund	$46,557,765	$7,097,335	$(1,094,990)	$6,002,345
Schroder International Diversified Value Fund	11,437,381	1,110,364	(830,805)	279,559
Schroder Emerging Market Equity Fund	130,262,058	12,387,444	(1,830,292)	10,557,152
Schroder U.S. Opportunities Fund	149,251,459	41,015,390	(2,403,398)	38,611,992
Schroder U.S. Small and Mid Cap Opportunities Fund	61,585,898	10,089,826	(207,684)	9,882,142
Schroder North American Equity Fund	445,787,105	48,193,181	(26,630,542)	21,562,639
Schroder Total Return Fixed Income Fund	181,471,809	5,564,949	(109,004)	5,455,945
Schroder Multi-Asset Growth Portfolio	6,224,013	1,183,534	(43,651)	1,139,883

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2010 (unaudited)

NOTE 9 — PORTFOLIO INVESTMENT RISKS

Schroder International Alpha, Schroder International Diversified Value and Schroder Emerging Market Equity Funds have a relatively large portion of their assets invested in companies domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha and Schroder International Diversified Value may invest more than 25% of its total assets in issuers located in any one country or group of countries. To the extent that it does so, a Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund’s assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

The Schroder Total Return Fixed Income Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

NOTE 10 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of April 30, 2010 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder International Alpha Fund	4	81.76%
Schroder International Diversified Value Fund	3	93.38
Schroder Emerging Market Equity Fund	4	78.72
Schroder U.S. Opportunities Fund	3	78.47
Schroder U.S. Small and Mid Cap Opportunities Fund	5	81.33
Schroder North American Equity Fund	3	84.48
Schroder Total Return Fixed Income Fund	5	67.51
Schroder Multi-Asset Growth Portfolio	5	89.87

Some of the accounts shown above for Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, and Schroder Multi-Asset Growth Portfolio are owned by an affiliate of SIMNA.

NOTE 11 — LINE OF CREDIT

The Funds, along with other related open-end series management investment companies managed by SIMNA, entered into a credit agreement on October 6, 2008 that enables them to participate in a $25 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes consistent with the investment objectives and fundamental investment restrictions of the borrower, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on its borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. The Funds did not have any borrowings under the credit agreement during the six months ended April 30, 2010.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2010 (unaudited)

NOTE 12 — CAPITAL SHARE TRANSACTIONS

	International Alpha Fund		International Diversified Value Fund		Emerging Market Equity Fund
	Six Months Ended April 30, 2010	Year Ended October 31, 2009	Six Months Ended April 30, 2010	Year Ended October 31, 2009	Six Months Ended April 30, 2010	Year Ended October 31, 2009
Investor Shares:
Sales of shares	564,060	337,966	34,237	14,444	2,569,243	2,028,125
Reinvestment of distributions	24,239	26,500	39,426	68,576	13,395	2,155
Redemption of shares	(278,558)	(959,796)	(2,568)	(213,007)	(370,169)	(1,412,442)
Net increase (decrease) in Investor Shares	309,741	(595,330)	71,095	(129,987)	2,212,469	617,838
Advisor Shares:
Sales of shares	281,739	3,235,665	40,481	37,996	5,875,492	1,335,904
Reinvestment of distributions	67,428	24,919	5,638	6,481	13,038	—
Redemption of shares	(1,082,202)	(1,169,019)	(22,127)	(12,551)	(940,337)	(249,212)
Net increase (decrease) in Advisor Shares	(733,035)	2,091,565	23,992	31,926	4,948,193	1,086,692

	U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund		North American Equity Fund
	Six Months Ended April 30, 2010	Year Ended October 31, 2009	Six Months Ended April 30, 2010	Year Ended October 31, 2009	Six Months Ended April 30, 2010	Year Ended October 31, 2009
Investor Shares:
Sales of shares	263,135	767,206	2,544,040	3,192,731	5,349,677	2,909,053
Reinvestment of distributions	—	—	—	—	578,323	1,200,557
Redemption of shares	(729,844)	(3,125,016)	(440,826)	(849,343)	(1,048,229)	(9,487,201)
Redemption of shares in-kind	—	—	—	—	—	(12,491,720)
Net increase (decrease) in Investor Shares	(466,709)	(2,357,810)	2,103,214	2,343,388	4,879,771	(17,869,311)
Advisor Shares:
Sales of shares	13,971	35,407	195,776	393,426	3,387	690
Reinvestment of distributions	—	—	—	—	206	419
Redemption of shares	(28,279)	(92,387)	(18,826)	(36,809)	—	(282)
Net increase (decrease) in Advisor Shares	(14,308)	(56,980)	176,950	356,617	3,593	827

	Total Return Fixed Income Fund
	Six Months Ended April 30, 2010	Year Ended October 31, 2009
Investor Shares:
Sales of shares	3,606,715	8,830,881
Reinvestment of distributions	449,455	553,387
Redemption of shares	(2,606,814)	(1,563,755)
Net increase in Investor Shares	1,449,356	7,820,513
Advisor Shares:
Sales of shares	91,280	955,528
Reinvestment of distributions	13,596	17,483
Redemption of shares	(301,292)	(404,990)
Net increase (decrease) in Advisor Shares	(196,416)	568,021

	Multi-Asset Growth Portfolio
	Six Months Ended April 30, 2010	Year Ended October 31, 2009
Investor Shares:
Sales of shares	61,153	23,486
Reinvestment of distributions	1,858	2,929
Redemption of shares	(6,123)	(241)
Net increase in Investor Shares	56,888	26,174
A Shares:
Sales of shares	12,558	19,275
Reinvestment of distributions	5,635	92,271
Redemption of shares	(39,460)	(2,413,562)
Net (decrease) in A Shares	(21,267)	(2,302,016)
Advisor Shares:
Sales of shares	68,207	19,514
Reinvestment of distributions	9,260	20,583
Redemption of shares	(44,502)	(4,948)
Net increase in Advisor Shares	32,965	35,149
R Shares:
Reinvestment of distributions	1,054	2,535
Net increase in R Shares	1,054	2,535

Schroder Mutual Funds

Notes to Financial Statements (concluded)

April 30, 2010 (unaudited)

NOTE 13 — SUBSEQUENT EVENTS

The Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of April 30, 2010.

Two new series of shares of SGST were authorized following April 30, 2010: Schroder QEP Global Value Fund and Schroder QEP Global Quality Fund (collectively, the “QEP Funds”). A preliminary prospectus for the QEP Funds has been filed with the U.S. Securities and Exchange Commission.

Schroder Mutual Funds

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•      Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•      Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder International Alpha Fund
Actual Expenses
Investor Shares	$1,000.00	$1,047.60	1.15%	$5.84
Advisor Shares	1,000.00	1,046.80	1.40	7.10
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.09	1.15%	$5.76
Advisor Shares	1,000.00	1,017.85	1.40	7.00

Schroder International Diversified Value Fund
Actual Expenses
Investor Shares	$1,000.00	$1,074.20	1.15%	$5.91
Advisor Shares	1,000.00	1,072.40	1.40	7.19
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.09	1.15%	$5.76
Advisor Shares	1,000.00	1,017.85	1.40	7.00

	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder Emerging Market Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,103.70	1.25%	$6.52
Advisor Shares	1,000.00	1,102.60	1.50	7.82
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.60	1.25%	$6.26
Advisor Shares	1,000.00	1,017.36	1.50	7.50

Schroder U.S. Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,193.40	1.34%	$7.29
Advisor Shares	1,000.00	1,192.70	1.59	8.64
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.15	1.34%	$6.71
Advisor Shares	1,000.00	1,016.91	1.59	7.95

Schroder U.S. Small and Mid Cap Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,168.60	1.05%	$5.65
Advisor Shares	1,000.00	1,167.90	1.30	6.99
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.59	1.05%	$5.26
Advisor Shares	1,000.00	1,018.35	1.30	6.51

Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,146.70	0.41%	$2.18
Advisor Shares	1,000.00	1,145.10	0.76	4.04
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,022.76	0.41%	$2.06
Advisor Shares	1,000.00	1,021.03	0.76	3.81

Schroder Total Return Fixed Income Fund
Actual Expenses
Investor Shares	$1,000.00	$1,040.10	0.40%	$2.02
Advisor Shares	1,000.00	1,038.80	0.65	3.29
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,022.81	0.40%	$2.01
Advisor Shares	1,000.00	1,021.57	0.65	3.26

Disclosure of Fund Expenses (Unaudited) (concluded)

	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder Multi-Asset Growth Portfolio
Actual Expenses
Investor Shares	$1,000.00	$1,073.40	1.25%	$6.43
A Shares	1,000.00	1,071.60	1.50	7.70
Advisor Shares	1,000.00	1,071.30	1.50	7.70
R Shares	1,000.00	1,070.40	1.75	8.98
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.60	1.25%	$6.26
A Shares	1,000.00	1,017.36	1.50	7.50
Advisor Shares	1,000.00	1,017.36	1.50	7.50
R Shares	1,000.00	1,016.12	1.75	8.75

*       Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

Notes

Notes

Privacy Statement

In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information (“nonpublic personal information”) with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

I. Information That We Collect

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, we collect nonpublic personal information (such as name, address, account and other investment information) about you from the following sources:

•                  Applications or forms completed by you; and

•                  Your transactions and account positions with us, our affiliates, or others (including, for example, your own broker or custodian).

II. Information That We Disclose

We do not sell or rent your nonpublic personal information to any third parties.

We may disclose your nonpublic personal information to third parties in the following limited circumstances:

•                  We may disclose some or all of your nonpublic personal information to companies that help us maintain, processor service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services for us.

•                  We may disclose some or all of your nonpublic personal information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, are not permitted to use or share this information for any other purpose and are required to protect the confidentiality and security of this information.

•                  We may disclose or report some or all of your nonpublic personal information if you request or authorize us to do so, for institutional risk control, or in other circumstances where we believe in good faith that disclosure is required or permitted under law.

III. Our Security Procedures

We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information. Within Schroders, access to such information is limited to those employees who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.

If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records

This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund Advisors Inc.

and Schroder Investment Management North America Inc.

Investment Advisor	Schroder Investment Management North America Inc. 875 Third Avenue, 22nd Floor New York, NY
Trustees	Catherine A. Mazza (Chairman) William L. Means James D. Vaughn
Distributor	Schroder Fund Advisors Inc. 875 Third Avenue, 22nd Floor New York, NY 10022
Transfer & Shareholder Servicing Agent	Boston Financial Data Services, Inc.
Custodian	JPMorgan Chase Bank
Counsel	Ropes & Gray LLP
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

Schroder Capital Funds (Delaware) Schroder Series Trust Schroder Global Series Trust P.O. Box 8507 Boston, MA 02266 (800) 464-3108 53361

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Not applicable.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSRS, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSRS is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from February 1, 2010 through April 30, 2010 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Schroder Series Trust

By (Signature and Title)*		/s/ Mark A. Hemenetz
Mark A. Hemenetz,
Principal Executive Officer
Date	June 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Mark A. Hemenetz
Mark A. Hemenetz,
Principal Executive Officer
Date	June 30, 2010

By (Signature and Title)*		/s/ Alan M. Mandel
Alan M. Mandel,
Treasurer and Chief Financial Officer
Date	June 30, 2010

*     Print the name and title of each signing officer under his or her signature.